Class I Shares

Semi-Annual Report
As Of February 28, 2015

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS
AND TO OTHERS WHO HAVE RECEIVED A COPY OF THE PROSPECTUS.

TABLE OF CONTENTS

Chairman’s Letter	Page 1
Investment Review	Page 5
Schedules of Investments	Page 34
Statements of Assets and Liabilities	Page 77
Statements of Operations	Page 80
Statements of Changes in Net Assets	Page 83
Notes to Financials	Page 88
Financial Highlights	Page 105
Supplemental Information	Page 113
Privacy Notice	Page 117

TRUSTEES AND OFFICERS

Bruce E. Ventimiglia	Trustee, Chairman, President & CEO
Patrick H. McCollough	Trustee
Udo W. Koopmann	Trustee
Floyd E. Seal	Trustee
Stephen H. Hamrick	Trustee
Stephen Ventimiglia	Vice President & Secretary
Jonathan W. Ventimiglia	Vice President, Assistant Secretary,
Treasurer & Chief Financial Officer
James S. Vitalie	Vice President
Michael J. Wagner	Chief Compliance Officer
Rose Anne Casaburri	Assistant Secretary
Aaron J. Smith	Assistant Treasurer

Investment Manager	Distributor
Saratoga Capital Management, LLC	Northern Lights Distributors, LLC
1616 N. Litchfield Rd., Suite 165	17605 Wright Street, Suite 2
Goodyear, Arizona 85395	Omaha, Nebraska 68130

Transfer & Shareholder Servicing Agent	Custodian
Gemini Fund Services, LLC	BNY Mellon Corp.
17605 Wright Street, Suite 2	1 Wall Street, 25th Floor
Omaha, Nebraska 68130	New York, New York 10286

Administrator & Fund Accounting Agent	Custody Administrator
Gemini Fund Services, LLC	Gemini Fund Services, LLC
80 Arkay Drive, Suite 110	80 Arkay Drive, Suite 110
Hauppauge, New York 11788	Hauppauge, New York 11788

THE SARATOGA ADVANTAGE TRUST

Semi-Annual Report to Shareholders

April 17, 2015

Dear Shareholder:

We are pleased to provide you with this semi-annual report on the investment strategies and performance of the portfolios in the Saratoga Advantage Trust (the “Trust”). This report covers the six months from September 1, 2014 through February 28, 2015.

We believe that successful investing requires discipline and patience. Try to stay focused on your long-term investment goals. Don’t let short-term stock and bond market fluctuations or investment manias change your long-term investment strategy. The Saratoga Advantage Trust’s portfolios are managed by some of the world’s leading institutional investment advisory firms. Combining the strength of the Trust’s performance with a well-designed asset allocation plan can help you to achieve your long-term investment goals.

ASSET ALLOCATION

THE INVESTMENT “COMPASS” THAT PROVIDES INVESTORS WITH AN
OPPORTUNITY TO REMOVE INVESTMENT EXTREMES

Asset allocation is an investor’s investment balance between stocks, bonds, money market funds and other assets. A key goal of asset allocation is to establish a “comfortable” blend of investments that helps keep investors invested long-term to try to achieve their investment goals, such as: college education funding or supporting a dignified retirement. To help investors establish a comfortable blend of investments, many asset allocation programs will assist them in evaluating their risk tolerances, income needs and investment time horizons.

A well-designed asset allocation strategy often times results in investors investing in a blend of asset classes (for example, a combination of stock, bond and money market mutual funds). By investing in a blend of various asset classes instead of investing at the extremes in only one asset class (such as only investing in money market funds – a relatively conservative investment approach, or only investing in stock funds – a relatively aggressive investment posture), investors should expect to get blended rates of return and risk over the long haul. Conversely, investors investing at the extremes should expect to get extreme rates of return and risk over the long run (that is, low rates of return accompanied by low risk, or high rates of return along with high risk).

Using asset allocation as an investment “compass” can help investors find a comfortable blend of investments that matches their risk tolerances. A well-established asset allocation strategy can help investors to stay disciplined and patient through full market cycles (i.e., through both

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market declines and advances). To achieve long-term investment goals, we believe it is important that investors establish the proper asset allocation strategies for themselves so that they stay invested over the long haul – they don’t quit on their investment plans.

The Saratoga Advantage Trust has been designed to help investors effectively implement their asset allocation strategies. Your financial advisor can help you establish a sensible asset allocation strategy to help you pursue your long-term investment goals.

ECONOMIC OVERVIEW

As measured by the Real Gross Domestic Product (GDP), the value of the production of goods and services in the United States (U.S.) advanced by an annualized growth rate (AGR) of 2.2% during the fourth quarter of 2014. This is a significant slowdown from the third quarter GDP AGR of 5%. However, during the most recent economic expansion that began in September 2009, the GDP has been growing close to its historical mean AGR of roughly 2.3%.

In March 2015, Retail Sales were reported at 1.26% year-over-year. Consumer spending statistics are very important to us, and to the Federal Reserve Board (Fed), because consumption expenditures account for about 70% of the U.S. GDP. The recent slowdown in the consumption expenditure statistics we monitor could be portending a very soft GDP in the first quarter of 2015. Additionally, the slowdown begs the question, will the Fed stay with its stated plan of beginning to increase its Federal Funds rate? That would be a strong overture that it is starting a less accommodative monetary policy than it has had for the past 8 years. Saratoga’s Economic Leading Statistics® (ELS) index is an index that helps us determine what direction the overall economy is heading in. The ELS® index peaked at 49 points (50 points are possible for this index) during December 2013, and it declined to 38 points in March 2015. The ELS® index’s most recent reading is still at a respectable level and it indicates to us that the economy should be generally sound; nonetheless, GDP could soften over the near term. The Saratoga Economic Strength MonitorSM (ESM) is an index that helps determine the strength of the economy. During October 2014, the ESMSM index reached a cycle high of 75 points. As of March 2015, the ESMSM index declined to 56 points. While this is a significant drop, in our view it is not enough to warrant the Fed keeping the Fed Funds rate at near-zero. If the ESMSM index declines further and there are other quantitative economic statistics confirming the economy is in trouble, then we would be concerned if the Fed begins a less accommodative monetary policy in the near future.

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COMPARING THE PORTFOLIOS’ PERFORMANCE TO BENCHMARKS

When reviewing the performance of the portfolios against their benchmarks, it is important to note that the Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad of choices available. Each Saratoga portfolio was formed to represent a single asset class, and each portfolio’s institutional money manager was selected based on their ability to manage money within that class.

Therefore, the Saratoga portfolios can help investors to properly implement their asset allocation decisions, and keep their investments within the risk parameters that they establish with their investment consultants. Without the intended asset class consistency of the Saratoga portfolios, even the most carefully crafted allocation strategy could be negated. Furthermore, the benchmarks do not necessarily provide precise standards against which to measure the portfolios, in that the characteristics of the benchmarks can vary widely at different points in time from the Saratoga portfolios (e.g., characteristics such as: average market capitalizations, price-to-earnings and price-to-book ratios, bond quality ratings and maturities, etc.). In addition, the benchmarks can potentially have a survivor bias built into them (i.e., the performance of only funds that are still in existence may remain part of the benchmark’s performance while funds that do not exist anymore may be removed from the benchmark’s performance).

ELECTRONIC DELIVERY AVAILABLE

This report can be delivered to you electronically. Electronic delivery can help simplify your record keeping. With electronic delivery you’ll receive an email with a link to your Saratoga Advantage Trust quarterly statement, daily confirmations and/or semi-annual and annual reports each time one is available. You have the ability to choose which items you want delivered electronically. Choose one item or all items. It’s up to you. Please call our Customer Service Department toll-free at 1-888-672-4839 for instructions on how to establish electronic delivery.

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AUTOMATED ACCOUNT UPDATES

I am pleased to inform you that you can get automated updates on your investments in the Saratoga Advantage Trust 24 hours a day, everyday, by calling toll-free 1-888-672-4839. For additional information about the Trust, please call your financial advisor, visit our website at www.saratogacap.com or call 1-800-807-FUND.

Finally, following you will find specific information on the investment strategy and performance of each of the Trust’s portfolios. Please speak with your financial advisor if you have any questions about your investment in the Saratoga Advantage Trust or your allocation of assets among the Trust’s portfolios.

We remain dedicated to serving your investment needs.
Thank you for investing with us.

Best wishes,

Bruce E. Ventimiglia
Chairman, President and
Chief Executive Officer

Investors should consider the investment objectives, risks, charges and expenses of the Saratoga Funds carefully. This and other information about the Saratoga Funds is contained in your prospectus, which should be read carefully. To obtain an additional copy of the prospectus, please call (800) 807-FUND. Past performance is not indicative of future results. Investments in stocks, bonds and mutual funds are not guaranteed and the principal value and investment return can fluctuate. Consequently, investors may receive back less than invested.

The security holdings discussed may not be representative of the Funds’ current or future investments. Portfolio holdings are subject to change and should not be considered to be investment advice. The Funds of the Saratoga Advantage Trust are distributed by Northern Lights Distributors, LLC, member FINRA/SIPC. 2244-NLD-5/7/2015

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INVESTMENT REVIEW

LARGE CAPITALIZATION VALUE PORTFOLIO

Advised by: M.D. Sass Investor Services, Inc., New York, New York

Objective: The Portfolio seeks total return consisting of capital appreciation and dividend income.

Total Aggregate Return for the Period Ended February 28, 2015
		Class I
Inception:	9/1/94 — 2/28/15*	6.92%
Ten Year:	3/1/05 — 2/28/15*	4.16%
Five Year:	3/1/10 — 2/28/15*	14.98%
One Year:	3/1/14 — 2/28/15	8.32%
Six Month:	9/1/14 — 2/28/15	1.15%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 31, 2014, is 1.21%.

PORTFOLIO ADVISOR COMMENTARY

During the Portfolio’s semi-annual period that ended on February 28, 2015, the market experienced swift weakening in the energy sector that detracted from performance. Saudi Arabia’s decision to increase oil production, to not lose global production market share, sent West Texas Intermediate crude oil prices down -44% over the period. With this steep decline in oil prices, we exited the Portfolio’s positions in Schlumberger (0.00%), Halliburton (0.00%) and Cameron International (0.00%). Offsetting this, the positive effect of lower fuel prices was highly beneficial for the Portfolio’s positions in airline stocks. American Airlines (4.32%) and Delta Airlines (4.39%) had another outsized gain in the period. Based on current valuations, we still believe the market is mispricing the effect the current U.S. airline industry consolidation has on the sector’s long-term earnings power, and specifically for American and Delta. Lastly, within the technology sector, the recently added NXPI Semiconductors (4.75%) position was the Portfolio’s best performer, driven by further consolidation in the semiconductor industry, as well as increased microchip content in credit cards and automotive.

Although there are likely to be short-term headwinds as the market digests lower earnings revisions in the energy sector and from a stronger dollar, we continue to believe that low inflation and interest rates, continued global economic growth, and accommodative monetary policy support our expectations for a long runway for the U.S. economy and stock market. As overall valuations continue to be elevated, our strong focus on company and sector fundamentals will be pivotal to performance.

Most recently, the Portfolio has established positions in Aramark (3.08%), and Discover Financial Services (3.08%).

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 2/28/15. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

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INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
LARGE CAPITALIZATION VALUE PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Actavis PLC	4.9%
AerCap Holdings NV	4.9%
NorthStar Realty Finance Corp.	4.9%
Shire PLC	4.8%
NXP Semiconductor NV	4.8%
Lamar Advertising Co.	4.7%
Realogy Holdings Corp.	4.6%
Media General	4.4%
Delta Airlines, Inc.	4.4%
American Airlines Group, Inc.	4.3%

*	Based on total net assets as of February 28, 2015.

Excludes short-term investments.

Portfolio Composition*

The Morningstar Large Value Average (“Large Value Average”), as of February 28, 2015, consisted of 1,290 mutual funds comprised of large market capitalization value stocks. The Large Value Average is not managed and it is not possible to invest directly in the Large Value Average.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

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INVESTMENT REVIEW

LARGE CAPITALIZATION GROWTH PORTFOLIO

Advised by: Loomis, Sayles & Co., L.P., Boston, Massachusetts

Objective: The Portfolio seeks capital appreciation.

Total Aggregate Return for the Period Ended February 28, 2015
		Class I
Inception:	9/1/94 — 2/28/15*	7.70%
Ten Year:	3/1/05 — 2/28/15*	10.47%
Five Year:	3/1/10 — 2/28/15*	20.80%
One Year:	3/1/14 — 2/28/15	16.00%
Six Month:	9/1/14 — 2/28/15	10.94%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 31, 2014, is 1.21%.

PORTFOLIO ADVISOR COMMENTARY

The Portfolio posted a positive return for the semi-annual period ended February 28, 2015. Monster Beverage (5.02%), Lowe’s (1.60%), and Visa (4.64%) were the largest contributors to performance. Schlumberger (2.66%), Google (4.84%), and Qualcomm (4.01%) were the primary detractors. Stock selection in the consumer discretionary and consumer staples sectors, as well as the Portfolio’s underweight in the energy sector, contributed positively to relative performance. Stock selection in the financials and healthcare sectors detracted from relative performance.

During the period we initiated a new position in Alibaba (2.53%), the largest e-commerce company in China. We believe this is a high quality company whose network, brand recognition, scale, and cost advantages would be very difficult to replicate over our investment time horizon. The long-term structural expansion of internet users and online shoppers combined with overall increased retail consumption in the China market should drive secular growth. Based on our valuation analysis, we believe that shares are trading at a significant discount to our estimate of intrinsic value and offer a compelling reward-to-risk opportunity. During the period we added to Danone (3.79%), Novo Nordisk (3.12%), Qualcomm, SABMiller (2.84%), and Schlumberger. We also sold the Portfolio’s position in Diageo (0.00%), as our estimate of intrinsic value was reached and trimmed positions in Amex (1.29%), Amgen (2.41%), FactSet (2.34%), Lowe’s, Visa, and Zimmer Holdings (1.80%).

We are an active manager with a long-term, private equity approach to investing. Through our proprietary bottom-up research framework, we seek to invest in those few high-quality businesses with sustainable and competitive advantages and profitable growth when they trade at a significant discount to intrinsic value.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 2/28/15. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

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INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
LARGE CAPITALIZATION GROWTH PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Cisco Systems, Inc.	5.6%
Amazon.com, Inc.	5.3%
Facebook, Inc.	5.2%
Monster Beverage Corp	5.0%
Visa, Inc.	4.6%
Oracle Corp.	4.3%
QUALCOMM, Inc.	4.0%
Danone SA	3.8%
Coca-Cola Co.	3.3%
Novartis AG	3.2%

*	Based on total net assets as of February 28, 2015.

Excludes short-term investments.

Portfolio Composition*

The Morningstar Large Growth Average (“Large Growth Average”), as of February 28, 2015, consisted of 1,765 mutual funds comprised of large market capitalization growth stocks. The Large Growth Average is not managed and it is not possible to invest directly in the Large Growth Average.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

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INVESTMENT REVIEW

MID CAPITALIZATION PORTFOLIO

Advised by: Vaughn Nelson Investment Management, L.P., Houston, Texas

Objective: The Portfolio seeks long-term capital appreciation.

Total Aggregate Return for the Period Ended February 28, 2015
		Class I
Inception:	1/7/03 — 2/28/15*	11.61%
Ten Year:	3/1/05 — 2/28/15*	8.99%
Five Year:	3/1/10 — 2/28/15*	17.36%
One Year:	3/1/14 — 2/28/15	11.67%
Six Month:	9/1/14 — 2/28/15	7.35%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 31, 2014, is 1.63%.

PORTFOLIO ADVISOR COMMENTARY

During the semi-annual period ended February 28, 2015, the Portfolio experienced positive performance driven largely by strong stock selection. The best performing sectors on a relative basis were technology, consumer staples, and industrials while materials, consumer discretionary, and energy were weak relative performers. Over the last six months, we increased Portfolio’s the weightings in consumer discretionary, financials, technology, health care, materials, and consumer staples while reducing weightings in industrials and energy. The Portfolio is overweight technology, materials, and health care, while it is underweight Real Estate Investment Trusts, utilities, energy, and consumer staples.

During the last six months, deteriorating market breadth (i.e., the number of companies advancing relative to the number declining) resulted in increased stock market volatility. The current market volatility will likely continue as capital markets adjust to the shifts in central bank policy that are occurring globally and as credit market fundamentals begin to reflect a modest deterioration, especially within the below investment grade universe. While the credit environment should continue to be supportive of stock valuations, we expect credit markets to become progressively less accommodative as we move through 2015. In addition, growth rates in the U.S. and abroad remain tepid and we expect U.S. companies to face margin pressures when the Federal Reserve (the “Fed”) raises interest rates, as capital expenditures accelerate, and as inflationary pressures challenge modest revenue growth.

Given current valuations in the stock market and the prospect of the Fed moving off its zero interest rate policy, there is a heightened possibility of a near term correction in stocks. We would welcome any correction as an opportunity to try to make attractive investments. While the nature of the bull market is changing, we believe there are still individual stocks that will perform well despite the increasing market headwinds. This positive outlook continues to be stock-specific and not reflective of opportunities in specific industries or regions of the world.

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INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
MID CAPITALIZATION PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Rite Aid Corp.	2.6%
Jarden Corp.	2.4%
HCA Holdings, Inc.	2.3%
Ares Capital Corp.	2.3%
Crown Holdings, Inc.	2.3%
Amsurg Corp.	2.2%
ServiceMaster Global Holdings, Inc.	2.1%
Avago Technologies Ltd.	2.0%
PacWest Bancorp	2.0%
Catalent, Inc.	2.0%

*	Based on total net assets as of February 28, 2015.

Excludes short-term investments.

Portfolio Composition*

The Morningstar Mid Capitalization Blend Average (“Mid Cap Blend Average”), as of February 28, 2015, consisted of 379 mutual funds comprised of mid market capitalization stocks. The Mid Cap Blend Average is not managed and it is not possible to invest directly in the Mid Cap Blend Average

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

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INVESTMENT REVIEW

SMALL CAPITALIZATION PORTFOLIO

Advised by: Fox Asset Management LLC, Shrewsbury, New Jersey

Objective: The Portfolio seeks maximum capital appreciation.

Total Aggregate Return for the Period Ended February 28, 2015
		Class I
Inception:	9/1/94 — 2/28/15*	9.36%
Ten Year:	3/1/05 — 2/28/15*	7.11%
Five Year:	3/1/10 — 2/28/15*	11.42%
One Year:	3/1/14 — 2/28/15	3.10%
Six Month:	9/1/14 — 2/28/15	2.08%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 31, 2014, is 1.35%.

PORTFOLIO ADVISOR COMMENTARY

After selling off sharply in the first part of October 2015, U.S. stock markets generally bounced back and finished the semi-annual period ended February 28, 2015, close to all-time highs. While concerns about slowing global growth and falling oil prices seemed to dominate the thinking of investors early on, subsequent solid economic data and positive comments from the Federal Reserve (the “Fed”) in recent months were reassuring.

Sector allocation was the key positive contributor to the Portfolio’s performance during the period, helped by an underweight in energy which, as a sector, dropped 43%. Stock selection detracted from results, particularly in consumer staples and financials. Regarding individual stocks, significant purchases included trucking company Covenant Transport (2.88%), movie theater operator Carmike Cinema (2.28%), and tissue products supplier Orchids Paper (2.20%). Sales included insurer Protective Life (0.00%), independent exploration and production company VAALCO Energy (0.00%), and infrastructure services provider MasTec (0.00%). Sector changes during the six months included moving to an overweight in consumer discretionary and a greater underweight in financials.

Many investors will be closely watching the Fed for signals of the anticipated hike in interest rates. In the meantime, economic indicators in the U.S. and most of the developed world continue to be, on balance, constructive while growth prospects in China and other major emerging market economies remain mixed. By focusing on individual companies with strong fundamentals and attractive share prices, we believe the Portfolio is well positioned as we move further into 2015.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 2/28/15. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

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INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
SMALL CAPITALIZATION PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
ConnectOne Bancorp, Inc.	3.9%
Core-Mark Holding Co.	3.3%
Federated National Holding Co.	3.1%
Teleflex, Inc.	2.9%
Eagle Bancorp, Inc.	2.9%
Covenant Transportation Group, Inc.	2.9%
AO Smith Corp.	2.8%
Prestige Brands Holdings, Inc.	2.7%
EnPro Industries, Inc.	2.5%
Silicon Motion Technology Corp.	2.5%

*	Based on total net assets as of February 28, 2015.

Excludes short-term investments.

Portfolio Composition*

The Morningstar Small Blend Average (“Small Blend Average”), as of February 28, 2015, consisted of 791 mutual funds comprised of small market capitalization stocks. The Small Blend Average is not managed and it is not possible to invest directly in the Small Blend Average

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

12

INVESTMENT REVIEW

INTERNATIONAL EQUITY PORTFOLIO

Advised by: De Prince, Race & Zollo, Inc., Winter Park, Florida

Objective: The Portfolio seeks long-term capital appreciation.

Total Aggregate Return for the Period Ended February 28, 2015
		Class I
Inception:	9/1/94 — 2/28/15*	1.55%
Ten Year:	3/1/05 — 2/28/15*	1.11%
Five Year:	3/1/10 — 2/28/15*	2.19%
One Year:	3/1/14 — 2/28/15	-7.76%
Six Month:	9/1/14 — 2/28/15	-8.24%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 31, 2014, is 2.31%.

PORTFOLIO ADVISOR COMMENTARY

Volatility during the semi-annual period ended February 28, 2015, can be largely attributed to the sharp decline in Crude Oil as OPEC resisted production cuts, combined with growth concerns from Europe to China. Consequently, Emerging Markets generally underperformed their Developed counterparts.

From a sector perspective, stock selection within Consumer Discretionary was the largest headwind to the Portfolio’s performance. MGM China (0.00%) faced downward pressure as China’s anti-corruption campaign negatively impacted Chinese-VIP travel. Stock selection within Financials, due to our bottom-up stock selection process, also detracted from performance. Sberbank (1.07%), Russia’s largest bank and the Portfolio’s only direct exposure in Russia, declined as the export nation’s central bank raised its key interest rate from 10.5% to 17%, the largest increase since 1998. Higher interest rates reduce Sberbank’s net-interest-margins in the short term. We believe Sberbank will outperform once the macro situation stabilizes, due to continued market share gains, loan growth initiatives and attractive relative price/book valuation.

The Portfolio’s Materials exposure contributed to performance during the period. From a country perspective, stock selection within Japan benefitted performance. Toray Industries (0.00%) and Sumitomo Chemical (1.78%), both Japanese companies from the Materials sector, increased over 23% and 13%, respectively. Takeda Pharmaceutical (0.00%), the diversified Japanese pharma producer, gained over 12% and was a top contributor to performance during the period. Results included strong demand for Entyvio, which treats Crohn’s disease, and Contrave, an anti-obesity drug, as well as better than expected penetration in China. Finally, we believe the expansion of G4 central bank balance sheets will provide support for the Portfolio’s overweight positioning in Materials and Industrials as we move through 2015.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 2/28/15. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

13

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
INTERNATIONAL EQUITY PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Credit Suisse Group AG	2.2%
Assicurazioni Generali SpA	2.2%
Playtech Plc	2.0%
Roche Holding AG	2.0%
Sumitomo Mitsui Trust Holdings, Inc.	2.0%
Encana Corp.	2.0%
BNP Paribas SA	2.0%
Amec Foster Wheeler PLC	2.0%
China State Construction International Holdings Ltd.	1.9%
National Australia Bank Ltd.	1.8%

*	Based on total net assets as of February 28, 2015.

Excludes short-term investments.

Portfolio Composition*

MSCI EAFE® Index (Europe, Australasia, and Far East) is a free float-adjusted, market capitalization Index that is designed to measure developed market equity performance, excluding the U.S. & Canada. As of February 28, 2015, the MSCI EAFE® Index consisted of the following 21 develop market country indices: Australia, Austria, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. This unmanaged Index assumes the reinvestment of the dividend, does not include fees and expenses (which would lower performance) and investors may not invest directly in the Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

14

INVESTMENT REVIEW

HEALTH & BIOTECHNOLOGY PORTFOLIO

Advised by: Oak Associates, Ltd., Akron, Ohio

Objective: The Portfolio seeks long-term capital growth.

Total Aggregate Return for the Period Ended February 28, 2015
		Class I
Inception:	1/28/03 — 2/28/15*	10.75%
Ten Year:	3/1/05 — 2/28/15*	11.08%
Five Year:	3/1/10 — 2/28/15*	18.86%
One Year:	3/1/14 — 2/28/15	19.86%
Six Month:	9/1/14 — 2/28/15	12.93%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 31, 2014, is 1.98%.

PORTFOLIO ADVISOR COMMENTARY

During the semi-annual period ended February 28, 2015, the Portfolio delivered strong, positive performance as healthcare stocks generally continued their remarkable ascent. The Portfolio extended its quarterly winning streak to ten quarters.

The Portfolio’s stars for the period were the managed care companies, which have been seeing favorable claims trends. Anthem (4.16%), Cigna (3.21%) and UnitedHealth (1.61%) all returned more than 26%. The European pharmaceutical stocks were laggards, hurt mostly by a declining Euro.

The Supreme Court will rule on whether the Affordable Care Act allows for subsidies on federal exchanges, a case that was prompted by some ambiguity in the way the law was written. If the justices rule against subsidies, it would likely cause legislators to make significant changes to the Act in order to prevent some insurance markets from collapsing.

Merger activity in the sector has been extremely high. Many buyers are paying big premiums, and stocks of both the acquirer and target are typically rising on announcement. These are signs that the sector is overheated and that we may be nearing the end of its tremendous run. While we remain fully invested, we are investing with greater attention to potential downside risk.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 2/28/15. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

15

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
HEALTH & BIOTECHNOLOGY PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Medtronic, Inc.	6.4%
Cardinal Health, Inc.	6.2%
Amgen, Inc.	5.4%
CR Bard, Inc.	5.4%
Becton Dickinson and Co.	4.5%
AstraZeneca PLC	4.2%
Anthem, Inc.	4.2%
Teva Pharmaceuticals Industried Ltd.	4.0%
Merck & Co., Inc.	4.0%
VCA, Inc.	3.7%

*	Based on total net assets as of February 28, 2015.

Excludes short-term investments.

Portfolio Composition*

The S&P 500® Healthcare Index is a widely-recognized, unmanaged, equally-weighted Index, adjusted for capital gains distribution and income dividends, of securities of companies engaged in the healthcare/biotechnology and medical industries. Index returns assume reinvestment of dividends; unlike the Portfolio’s returns, however, Index returns do not reflect any fees or expenses. Such costs would lower performance. It is not possible to invest directly in an Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

16

INVESTMENT REVIEW

TECHNOLOGY & COMMUNICATIONS PORTFOLIO

Advised by: Loomis, Sayles & Co., L.P., Boston, Massachusetts
and Oak Associates, Ltd., Akron, Ohio

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Period Ended February 28, 2015
		Class I
Inception:	1/7/03 — 2/28/15*	12.34%
Ten Year	3/1/05 — 2/28/15*	12.68%
Five Year:	3/1/10 — 2/28/15*	19.39%
One Year:	3/1/14 — 2/28/15	9.77%
Six Month:	9/1/14 — 2/28/15	7.60%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 31, 2014, is 1.87%.

PORTFOLIO ADVISOR COMMENTARY

Commentary from Oak Associates, Ltd.: The Portfolio produced positive performance during the semi-annual period ended February 28, 2015. The technology sector in general was a solid performer over the last six months. Improvements in consumer spending and sentiment fueled cyclical sectors such as technology. Low interest rates and deflationary trends have benefited Main Street and boosted prospects for employment and the housing sector, two important cornerstones of the domestic economy.

Technology giant Apple (10.69%) rose 26% over the last six months. Despite being the largest company in the U.S. stock market, we believe that shares of the computing company and iPhone maker continue to offer an attractive valuation and strong growth rate for a firm of its size. Anticipation over the company’s iWatch has been building in advance of its release in April 2015 and possible expansion of a wearable-technologies market.

In addition to Apple, the Portfolio’s exposure to security companies also furthered performance, with AVG Technologies (1.13%), Computer Associates (1.58%) and Checkpoint Software (1.49%) all gaining more than 17% over the last 6 months. The persistent need for threat detection, intrusion protection, risk assessment and business continuity was enhanced by several high profile breaches at Fortune 500 companies. Infrastructure security remains a top priority area of spending for Chief Technology Officers.

International markets are one area of concern for investors. Slowing Gross Domestic Product growth in Asia and signs of economic distress in Latin America have distorted the outlook internationally. European stock markets have been generally resilient, but the rising U.S. Dollar and fracturing Eurozone increases tail risk. However in our view, the fundamentals of technology companies remain strong, in general, with high profit margins, good cash flow, and positive operating leverage. A strengthening trend to return capital to shareholders through dividends and buybacks has also boosted the appeal of the technology sector. We expect this trend and the deflationary environment that is favorable to earnings growth to continue for some time.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 2/28/15. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

17

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
TECHNOLOGY & COMMUNICATIONS PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Apple, Inc.	10.7%
Google, Inc. - Cl. A	4.7%
Google, Inc.	4.7%
Amdocs Ltd.	3.6%
Cisco Systems, Inc.	3.5%
Western Digital Corp.	3.2%
Northrop Grumman Corp.	3.1%
Visa, Inc.	2.8%
EMC Corp.	2.7%
Symantec Corp.	2.5%

*	Based on total net assets as of February 28, 2015.

Excludes short-term investments.

Portfolio Composition*

The Lipper Science & Technology Funds Index is an equal-weighted performance Index, adjusted for capital gain distribution and income dividends, of the largest qualifying funds within the Science and Technology fund classification, as defined by Lipper. Indexes are not managed and it is not possible directly in an Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

18

INVESTMENT REVIEW

ENERGY & BASIC MATERIALS PORTFOLIO

Advised by: Loomis, Sayles & Co., L.P., Boston, Massachusetts

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Period Ended February 28, 2015
		Class I
Inception:	1/7/03 — 2/28/15*	8.10%
Ten Year:	3/1/05 — 2/28/15*	3.80%
Five Year:	3/1/10 — 2/28/15*	1.74%
One Year:	3/1/14 — 2/28/15	-18.73%
Six Month:	9/1/14 — 2/28/15	-23.21%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 31, 2014, is 2.64%.

PORTFOLIO ADVISOR COMMENTARY

We believe that the magnitude of the decline in the oil markets over the past several months is unsustainable. At current prices most basins on the global cost curve are uneconomic on a full cycle investment basis. The industry has responded rationally and swiftly to lower prices with draconian capital expenditure cuts to combat distressed balance sheets. Some producers have cut capital expenditure forecasts three times since their initial budgets were released in late third quarter 2014. The U.S. rig count is down 40% from its peak and has yet to bottom.

We believe that a supply response is coming; it’s only a matter of time. 2015 guided exit rates for even the most well hedged, lowest cost U.S. producers are flattish with 2014 exit rates implying that U.S. oil shale, which is largely responsible for the global oversupply of crude, will be in no growth mode by the end of 2015. The Organization of the Petroleum Exporting Countries (“OPEC”) continues to produce at very high levels, but a production response EX-U.S. is likely also coming. We are witnessing wide spread capital expenditure cuts in the North Sea, Brazil, and most other international basins. On the demand side there are some very positive signs. The decline in crude and product prices is a massive stimulus for U.S. and global economic demand on the order of 2% of global Gross Domestic Product.

We believe that oil prices and energy stocks are in the midst of a bottoming process. We have positioned the Portfolio for a recovery by adding positions in some operationally and financially levered exploration and production companies with minimal balance sheet or liquidity risk such as California Resources Corp (1.62%), Laredo Petroleum (1.85%) and Oasis Petroleum (0.87%). We also believe that refiners are in a sweet spot where they benefit from abundant U.S. oil supply and strong global product demand. We have been buying Valero (5.67%) and Western Refining (3.96%) to try to benefit from those trends.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 2/28/15. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

19

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
ENERGY & BASIC MATERIALS PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Valero Energy Corp.	5.7%
Kinder Morgan, Inc.	4.9%
Helmerich & Payne, Inc.	4.9%
Anadarko Petroleum Corp.	4.9%
Pioneer Natural Resources Co.	4.9%
Baker Hughes, Inc.	4.4%
Westlake Chemical Corp.	4.2%
Energen Corp.	4.2%
Exxon Mobil Corp.	4.0%
Western Refining, Inc.	4.0%

*	Based on total net assets as of February 28, 2015.

Excludes short-term investments.

Portfolio Composition*

The Lipper Natural Resources Funds Index is an equal-weighted performance Index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds within the Natural Resources fund classification, as defined by Lipper. Indexes are not managed and it is not possible to invest directly in an Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

20

INVESTMENT REVIEW

FINANCIAL SERVICES PORTFOLIO

Advised by: Loomis, Sayles & Co., L.P., Boston, Massachusetts

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Period Ended February 28, 2015
		Class I
Inception:	1/7/03 — 2/28/15*	2.42%
Ten Year:	3/1/05 — 2/28/15*	0.27%
Five Year:	3/1/10 — 2/28/15*	7.55%
One Year:	3/1/14 — 2/28/15	7.61%
Six Month:	9/1/14 — 2/28/15	1.46%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 31, 2014, is 3.89%.

PORTFOLIO ADVISOR COMMENTARY

Many financial stocks exhibited considerable volatility during the six month period ended February 28, 2015. In October, the group corrected 8% in the ‘mini-crash,’ only to lead the market in the last two months of the year. Then, in January the group fell over 8% as commodities swooned, interest rates rallied and the dollar strengthened. Nonetheless, the group recovered both times largely on the expectation of improving economic growth (especially in Europe), of higher rates in the U.S. and of yet-higher stock markets.

Detracting from performance for the period was the Portfolio’s significant underweight in Real Estate Investment Trusts (“REITS”) and weakness in several international stocks, the latter pain exacerbated by the stronger U.S. dollar. We believe that REITs are very expensive versus their own history and versus other financial opportunities. However, with the ten-year Treasury rallying from 2.20% to approximately 1.60% in January, REIT’s bond-like allure became more compelling. The international stocks which detracted from performance were HSBC (0.99%), Toronto Dominion (“TD”) (1.39%) and Standard Chartered Bank (0.00%). The latter stock was sold in October but it, along with HSBC, was caught by the market’s aversion to financial stocks with Asian exposure due to concerns about a further Chinese slowdown. Recently, TD weakened due largely to concerns about Canada’s energy/commodity reliance and pockets of inflated housing. While trimming back HSBC recently, we remain believers in TD.

We continue to believe that the U.S. economy will recover enough in the coming months to allow the Federal Reserve to raise short-term rates in the third quarter. However, we also expect volatility to remain elevated. In this environment, owning core positions in high quality, durable financial stocks is paramount in our view. We define high quality by stability of earnings and book value, efficient use of capital and stable cash generation over time. Recent buys in the Portfolio included new stocks such as BankUnited (0.50%) and Waddell & Reed (0.97%).

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 2/28/15. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

21

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
FINANCIAL SERVICES PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Berkshire Hathaway, Inc.	7.8%
Wells Fargo & Co.	6.5%
Citigroup, Inc.	5.1%
US Bancorp	4.7%
JPMorgan Chase & Co.	4.6%
Goldman Sachs Group, Inc.	4.1%
BlackRock, Inc.	3.8%
American International Group, Inc.	3.8%
American Express Co.	3.7%
Bank of America Corp.	3.7%

*	Based on total net assets as of February 28, 2015.

Excludes short-term investments.

Portfolio Composition*

The Lipper Financial Services Funds Index is an equal, dollar-weighted Index of the 30 largest mutual funds within the Financial Services fund classification defined by Lipper. The Index is adjusted for the reinvestment of capital gains income dividends. Indexes are not managed and it is not possible to invest directly in an Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

22

INVESTMENT REVIEW

INVESTMENT QUALITY BOND PORTFOLIO

Advised by: Fox Asset Management LLC, Shrewsbury, New Jersey

Objective: The Portfolio seeks current income and reasonable stability of principal.

Total Aggregate Return for the Period Ended February 28, 2015
		Class I
Inception:	9/1/94 — 2/28/15*	4.24%
Ten Year:	3/1/05 — 2/28/15*	3.00%
Five Year:	3/1/10 — 2/28/15*	1.77%
One Year:	3/1/14 — 2/28/15	0.62%
Six Month:	9/1/14 — 2/28/15	0.23%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 31, 2014, is 1.36%.

PORTFOLIO ADVISOR COMMENTARY

During the semi-annual period ended February 28, 2015, U.S. economic growth was slightly softer and the growth trajectory has moderated. The good news is the unemployment rate continues to fall as labor market conditions improve. World economic growth has been slowing, especially in emerging economies. The U.S. dollar has strengthened versus many other currencies as other nations lower rates to spur economic growth, making U.S. exports more expensive. West Texas Intermediate crude oil futures have declined from $91.31 to $52.14 as inventory levels continued to rise.

The Federal Open Market Committee (FOMC) provided forward guidance on interest rates in January stating the fed funds rate of 0%-0.25% remains appropriate. The Committee indicated it can be patient when it comes to the normalization of monetary policy. Importantly, the FOMC members refrained from making material changes to their inflation commentary which was attributed to declining oil prices. They also stated inflation will gradually rise towards 2 percent over the medium term.

The Portfolio continues to overweight corporate bonds with an emphasis on high-quality credits. We believe the majority of curve flattening has already taken place and believe long duration bonds will underperform. We added Treasury Inflation Protected Securities and Occidental Petroleum bonds (2.49%) and believe oil prices will eventually head higher and the Federal Reserve will begin to raise rates in the latter half of this year.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 2/28/15. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

23

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
INVESTMENT QUALITY BOND PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Federal National Mortgage, 4.875%, 12/15/16	4.7%
U.S. Treasury Notes 3.625%, 8/15/19	4.1%
U.S. Treasury Notes 3.75%, 11/15/18	4.0%
General Electric Capital Corp., 5.50%, 1/8/20	3.7%
BB&T Corp., 4.90%, 6/30/17	3.7%
Federal Home Loan Mortgage, 4.875%, 6/13/18	3.5%
CR Bard, Inc., 2.875%, 1/15/16	3.5%
Health Care REIT, Inc., 5.875%, 5/15/15	3.5%
Federal Home Loan Mortgage, 5.125%, 10/18/16	3.4%
PartnerRe Finance B LLC, 5.50%, 6/1/20	3.3%

*	Based on total net assets as of February 28, 2015.

Excludes short-term investments.

Portfolio Composition*

The Lipper Short-Intermediate Investment Grade Debt Funds Index consist of the 30 largest mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of 1 to 5 years. Indexes are not managed and it is not possible to invest directly in an Index.

Past performance is not predictive of future performance. There turns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

24

INVESTMENT REVIEW

MUNICIPAL BOND PORTFOLIO

Advised by: Fox Asset Management LLC, Shrewsbury, New Jersey

Objective: The Portfolio seeks a high level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital.

Total Aggregate Return for the Period Ended February 28, 2015
		Class I
Inception:	9/1/94 — 2/28/15*	3.37%
Ten Year:	3/1/05 — 2/28/15*	1.87%
Five Year:	3/1/10 — 2/28/15*	1.48%
One Year:	3/1/14 — 2/28/15	1.05%
Six Month:	9/1/14 — 2/28/15	0.28%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 31, 2014, is 2.67%.

PORTFOLIO ADVISOR COMMENTARY

During the semi-annual period ended February 28, 2015, U.S. economic growth was slightly softer and the growth trajectory has moderated. The good news is the unemployment rate continues to fall as labor market conditions improve. World economic growth has been slowing, especially in emerging economies. The U.S. dollar has strengthened versus many other currencies as other nations lower rates to spur economic growth, making U.S. exports more expensive. West Texas Intermediate crude oil futures have declined from $91.31 to $52.14 as inventory levels continued to rise.

The Federal Open Market Committee (FOMC) provided forward guidance on interest rates in January stating the fed funds rate of 0%-0.25% remains appropriate. The Committee indicated it can be patient when it comes to the normalization of monetary policy. Importantly, the FOMC members refrained from making material changes to their inflation commentary which was attributed to declining oil prices. They also stated inflation will gradually rise towards 2 percent over the medium term.

Our strategy has not changed; the Portfolio remains conservatively positioned in our view with an underweight of longer maturity bonds. The Portfolio is also underweight in the larger states with large pension liabilities. Finally, the Portfolio continues to maintain a shorter duration profile versus its benchmark.

25

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
MUNICIPAL BOND PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
West Virginia Economic Development Authority - Series A, 4.00%, 6/15/26, MBIA	5.5%
County of King WA Sewer Revenue, 4.00%, 1/1/20	4.7%
Kirksville R-III School District, 5.00%, 3/1/20	4.7%
University of Iowa Revenue, 3.50%, 7/1/22	4.5%
Salt Lake County Utah, 3.00%, 12/15/20	4.5%
State of Wisconsin, 5.00%, 5/1/19	4.4%
Dunkirk City School District, 3.50%, 6/15/23	4.4%
Wilmington, NC Water & Sewer System Revenue, 5.00%, 6/1/23	4.2%
State Water Assistance, Series A, 4.50%, 8/1/22	4.2%
Mercer County School District Finance Corp. School Building Revenue, 4.125%, 5/1/23	4.0%

*	Based on total net assets as of February 28, 2015.

Excludes short-term investments.

Portfolio Composition*

The Lipper General Municipal Debt Funds Index consist of the 30 largest mutual funds that invest at least 65% of their assets in municipal debt issues in the top four credit rating. Indexes are not managed and it is not possible to invest directly in the Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

26

INVESTMENT REVIEW

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

Advised by: CLS Investments, LLC, Omaha, Nebraska

Objective: The U.S. Government Money Market Portfolio seeks to provide maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital.

7-Day Compounded Yield¹	U.S. Government Money Market Portfolio (Class I)
2/28/15	0.01%

Total Aggregate Return for the Period Ended February 28, 2015
		Class I
Inception:	9/1/94 — 2/28/15*	2.18%
Ten Year:	3/1/05 — 2/28/15*	1.04%
Five Year:	3/1/10 — 2/28/15*	0.01%
One Year:	3/1/14 — 2/28/15	0.01%
Six Month:	9/1/14 — 2/28/15	0.00%

¹	The current 7-day yield more closely reflects the current earnings of the Portfolio than the total return quotation.

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 31, 2014, is 0.93%.

An investment in the U.S. Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the U.S. Government Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

27

INVESTMENT REVIEW

JAMES ALPHA GLOBAL ENHANCED REAL RETURN PORTFOLIO

Advised by: Armored Wolf, LLC, Irvine, California

Objective: The Portfolio seeks attractive long-term risk-adjusted returns relative to traditional financial market indices.

Total Aggregate Return for the Period Ended February 28, 2015
		Class I
Inception:	2/1/11 — 2/28/15*	1.19%
One Year:	3/1/14 — 2/28/15	2.12%
Six Month:	9/1/14 — 2/28/15	2.84%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 31, 2014, is 2.01%.

PORTFOLIO ADVISOR COMMENTARY

Armored Wolf is increasing its focus toward early paradigm shifts in the U.S. away from ever-easing monetary policy and the related interplay with economic growth, inflation and asset prices. The U.S. Federal Reserve (the “Fed”) appears to be steering toward higher interest rates in 2015, which is also the likely path for the Bank of England. The Bank of Japan keeps priming with additional bond purchases and lower rates, and the European Central Bank has now joined the fray of ‘unconventional’ policies and negative interest rates. ‘Easy Policy’ has been the primary factor behind the rise in asset prices. Whether these other central banks’ easing can make up for the Fed remains to be seen. We are cautious.

Early indicators of general price pressures are growing, indicated by the MIT Billion Prices project, which has led the U.S. Consumer Price Index quite well. Indicators which lead gains in wages are also increasing. Later in 2015, the base effect of crude prices will likely also change. Investors must remember that inflation is the change in prices, not just low prices, per se.

Similar to last year, the factors that win out in the ‘triple play’ (growth/earnings, central banks, and inflation) are unknown. We predicted volatility was likely to increase, and it has. Such spurts should persist. We continue to believe that a tactical approach of deciphering market price action relative to fundamental factors and other asset classes will provide a profitable road-map as the story unfolds. One major difference from the past few years is that some trends have emerged. For many fundamental reasons the U.S. dollar should continue to trend stronger. We believe that caution is warranted concerning stocks, in terms of overall market direction. Opportunities exist, however, in security selection. Once again, two-way opportunities should be present in fixed income.

28

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
JAMES ALPHA GLOBAL ENHANCED REAL RETURN PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
U.S. Treasury Note, 0.25%, 3/31/15	16.9%
U.S. Treasury Note, 1.375%, 7/31/18	8.5%
U.S. Treasury Note, 0.25%, 5/15/15	8.5%
U.S. Treasury Note, 0.25%, 2/29/16	8.5%
Golden State RE II Ltd.	8.5%
Revlon, Inc.	3.3%
HC2 Holdings, Inc.	3.1%
HC2 Holdings, Inc., 11.00%, 12/1/19	2.2%
Hertz Global Holdings, Inc.	1.4%
General Motors Co.	1.4%

*	Based on total net assets as of February 28, 2015.

Excludes short-term investments.

Portfolio Composition*

Bank of America Merrill Lynch 3-Month Treasury Bill Index: Consists of U.S. Treasury Bills maturing in 90 days.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

29

INVESTMENT REVIEW

JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO

Advised by: Ascent Investment Advisors, LLC, Greenwood Village, Colorado

Objective: The Portfolio seeks total return consisting of current income and capital appreciation.

Total Aggregate Return for the Period Ended February 28, 2015
		Class I
Inception:	8/1/11 — 2/28/15*	11.04%
One Year:	3/1/14 — 2/28/15	12.42%
Six Month:	9/1/14 — 2/28/15	4.16%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 31, 2014, is 1.78%.

30

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Equinix, Inc.	6.0%
Select Income REIT	5.9%
American Tower Corp.	5.3%
Gaming and Leisure Properties, Inc.	5.3%
Tanger Factory Outlet Center	4.0%
Ellington Financial LLC	3.8%
Klepierre	3.6%
Taubman Centers, Inc.	3.5%
Link REIT	3.3%
CatchMark Timber Trust, Inc.	2.9%

*	Based on total net assets as of February 28, 2015.

Excludes short-term investments.

Portfolio Composition *

The FTSE EPRA/NAREIT Developed Net Index Series is designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

31

INVESTMENT REVIEW

JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO

Advised by: James Alpha Management, LLC, New York, New York

Objective: The Portfolio seeks to provide long-term capital appreciation as its primary objective, with a secondary objective of providing income for its shareholders.

Total Aggregate Return for the Period Ended February 28, 2015
Class I
Inception:	9/29/14 — 2/28/15	2.21%

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated September 9, 2014, is 2.89%.

32

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
WisdomTree Equity Income Fund	9.5%
iShares Core High Dividend ETF	5.0%
iShares US Preferred Stock ETF	5.0%
iShares iBoxx $ High Yield Corporate Bond ETF	3.5%
iShares International Select Dividend ETF	1.7%
Western Gas Equity Partners LP	1.7%
Tallgrass Partners LP	1.7%
iShares Emerging Markets Local Currency Bond ETF	1.6%
EnLink Midstream LLC	1.6%
Equinix, Inc.	1.5%

*	Based on total net assets as of February 28, 2015.

Excludes short-term investments.

Portfolio Composition*

The S&P 500™ Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

33

SCHEDULE OF INVESTMENTS
LARGE CAPITALIZATION VALUE PORTFOLIO (Unaudited)
February 28, 2015

Shares		Value
	COMMON STOCK - 99.4%
	AIRLINES - 8.7%
26,750	American Airlines Group, Inc.	$1,281,325
29,200	Delta Air Lines, Inc.	1,299,984
		2,581,309
	APPAREL - 2.6%
5,500	Ralph Lauren Corp.	755,755

	BUILDING MATERIALS - 3.5%
13,334	Eagle Materials, Inc.	1,046,719

	CHEMICALS - 3.3%
8,200	Monsanto Co.	987,526

	COMMERCIAL SERVICES - 5.3%
16,475	ADT Corp. +	646,149
28,825	Aramark	912,311
		1,558,460
	DIVERSIFIED FINANCIAL SERVICES - 8.0%
32,675	AerCap Holdings NV *	1,454,037
14,950	Discover Financial Services	911,651
		2,365,688
	ENGINEERING & CONSTRUCTION - 2.5%
15,925	Chicago Bridge & Iron Co. NV +	735,098

	ENTERTAINMENT - 2.4%
20,772	Gaming and Leisure Properties, Inc.	703,132

	INSURANCE - 6.6%
14,575	MetLife, Inc.	740,847
15,100	Prudential Financial, Inc.	1,220,835
		1,961,682
	INTERNET - 3.5%
17,800	eBay, Inc. *	1,030,798

	MEDIA - 4.4%
87,556	Media General, Inc. *	1,305,460

	OIL & GAS - 2.0%
12,325	Noble Energy, Inc.	582,110

	PHARMACEUTICALS - 17.4%
5,000	Actavis PLC *	1,456,800
4,895	McKesson Corp.	1,119,487
20,250	Mylan NV *	1,160,831
5,925	Shire PLC	1,433,317
		5,170,435
	PIPELINES - 3.9%
23,600	Williams Cos., Inc.	1,157,344

See accompanying notes to financial statements.

34

SCHEDULE OF INVESTMENTS
LARGE CAPITALIZATION VALUE PORTFOLIO (Unaudited) (Continued)
February 28, 2015

Shares		Value
	COMMON STOCK - 99.4% (Continued)
	REAL ESTATE - 4.6%
29,575	Realogy Holdings Corp. *	$1,360,450

	REITS - 9.6%
24,200	Lamar Advertising Co.	1,406,020
75,375	NorthStar Realty Finance Corp.	1,448,708
		2,854,728
	RETAIL - 2.6%
9,625	Dollar Tree, Inc. *	766,920

	SEMICONDUCTORS - 8.5%
36,494	Micron Technology, Inc. *	1,119,271
16,575	NXP Semiconductors NV *	1,407,135
		2,526,406

	TOTAL COMMON STOCK (Cost - $26,230,575)	29,450,020

	SHORT-TERM INVESTMENTS - 3.5%
1,042,694	Milestone Treasury Obligations Portfolio, Institutional Class	1,042,694
	(Cost - $1,042,694)

	COLLATERAL FOR SECURITIES LOANED - 4.7%
1,406,946	BNY Mellon Overnight Government Fund
	(Cost - $1,406,946)	1,406,946

	TOTAL INVESTMENTS - 107.6% (Cost - $28,680,215)(a)	$31,899,660

	OTHER ASSETS AND LIABILITIES - (7.6)%	(2,257,214)

	TOTAL NET ASSETS - 100.0%	$29,642,446

*	Non-income producing securities.

+	All or a portion of the security is on loan.

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $28,695,920 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$4,266,038
Unrealized depreciation:	(1,062,298)
Net unrealized appreciation:	$3,203,740

See accompanying notes to financial statements.

35

SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION GROWTH PORTFOLIO (Unaudited)
February 28, 2015

Shares		Value
	COMMON STOCK - 98.7%
	BEVERAGES - 11.1%
27,819	Coca-Cola Co.	$1,204,563
13,128	Monster Beverage Corp. *	1,852,623
18,465	SABMiller PLC	1,046,411
		4,103,597
	BIOTECHNOLOGY - 2.4%
5,634	Amgen, Inc.	888,594

	COMMERCIAL SERVICES - 4.0%
4,086	Automatic Data Processing, Inc.	363,000
26,167	SEI Investments Co.	1,126,228
		1,489,228
	COSMETICS/PERSONAL CARE - 3.2%
13,709	Procter & Gamble Co.	1,167,047

	DIVERSIFIED FINANCIAL SERVICES - 6.4%
5,842	American Express Co.	476,649
4,262	Greenhill & Co., Inc.	164,982
6,312	Visa, Inc. - Cl. A	1,712,509
		2,354,140
	FOOD - 3.8%
100,588	Danone SA +	1,399,179

	HEALTHCARE-PRODUCTS - 4.6%
11,112	Varian Medical Systems, Inc. *	1,033,082
5,530	Zimmer Holdings, Inc.	665,757
		1,698,839
	INTERNET - 17.9%
10,945	Alibaba Group Holding Ltd. - ADR *	931,638
5,149	Amazon.com, Inc. *	1,957,444
24,379	Facebook, Inc. - Cl. A *	1,925,210
1,592	Google, Inc. *	888,973
1,592	Google, Inc. - Cl. A *	895,707
		6,598,972
	MEDIA - 2.3%
5,560	FactSet Research Systems, Inc.	864,858

	OIL & GAS SERVICES - 2.7%
11,676	Schlumberger Ltd.	982,652

	PHARMACEUTICALS - 7.9%
9,655	Merck & Co., Inc.	565,204
11,595	Novartis AG	1,187,328
24,117	Novo Nordisk A/S	1,151,587
		2,904,119
	RETAIL - 3.8%
7,947	Lowe’s Cos., Inc.	588,793
9,983	Yum! Brands, Inc.	809,721
		1,398,514

See accompanying notes to financial statements.

36

SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION GROWTH PORTFOLIO (Unaudited) (Continued)
February 28, 2015

Shares		Value
	COMMON STOCK - 98.7% (Continued)
	SEMICONDUCTORS - 7.2%
2,306	Altera Corp.	$85,345
2,756	Analog Devices, Inc.	161,336
17,412	ARM Holdings PLC - ADR	931,020
20,428	QUALCOMM, Inc.	1,481,234
		2,658,935
	SOFTWARE - 9.7%
17,924	Autodesk, Inc. *	1,151,438
18,688	Microsoft Corp.	819,469
36,529	Oracle Corp.	1,600,701
		3,571,608
	TELECOMMUNICATIONS - 5.6%
70,345	Cisco Systems, Inc.	2,075,881

	TRANSPORTATION - 6.1%
24,553	Expeditors International of Washington, Inc.	1,185,910
10,481	United Parcel Service, Inc. - Cl. B	1,066,232
		2,252,142

	TOTAL COMMON STOCK (Cost - $25,963,574)	36,408,305

	SHORT-TERM INVESTMENTS - 2.0%
742,097	Milestone Treasury Obligations Portfolio, Institutional Class	742,097
	(Cost - $742,097)

	COLLATERAL FOR SECURITIES LOANED - 0.0%
13,908	BNY Mellon Overnight Government Fund
	(Cost - $13,908)	13,908

	TOTAL INVESTMENTS - 100.7% (Cost - $26,719,579)(a)	$37,164,310

	OTHER ASSETS AND LIABILITIES - (0.7)%	(269,427)

	TOTAL NET ASSETS - 100.0%	$36,894,883

*	Non-income producing securities.

+	All or a portion of the security is on loan.

ADR - American Depository Receipt.

PLC - Public Liability Company

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $26,896,330 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$10,533,166
Unrealized depreciation:	(265,186)
Net unrealized appreciation:	$10,267,980

See accompanying notes to financial statements.

37

SCHEDULE OF INVESTMENTS
MID CAPITALIZATION PORTFOLIO (Unaudited)
February 28, 2015

Shares		Value
	COMMON STOCK - 98.3%
	APPAREL - 1.9%
6,075	Gildan Activewear, Inc. - Cl. A +	$369,481

	AUTO PARTS & EQUIPMENT - 4.9%
4,125	Delphi Automotive PLC	325,215
4,675	Tenneco, Inc. *	272,272
3,075	WABCO Holdings, Inc. *	359,252
		956,739
	BANKS - 3.9%
8,050	CIT Group, Inc.	372,312
8,400	PacWest Bancorp	385,014
		757,326
	COMMERCIAL SERVICES - 13.7%
3,525	Global Payments, Inc.	323,807
9,150	Hertz Global Holdings, Inc. *	211,090
5,875	KAR Auction Services, Inc.	214,261
16,450	Sabre Corp.	357,952
7,150	SEI Investments Co.	307,736
12,025	ServiceMaster Global Holdings, Inc. *	415,945
9,050	Total System Services, Inc.	345,710
8,450	TriNet Group, Inc. *	307,073
1,950	United Rentals, Inc. *	181,467
		2,665,041
	COMPUTERS - 3.7%
4,175	CACI International, Inc. - Cl. A *	364,436
12,325	NCR Corp. * +	362,478
		726,914
	DISTRIBUTION/WHOLESALE - 1.7%
11,175	HD Supply Holdings, Inc. *	329,718

	DIVERSIFIED FINANCIAL SERVICES - 3.4%
6,350	LPL Financial Holdings, Inc.	284,861
7,650	NASDAQ OMX Group, Inc.	383,724
		668,585
	ENERGY EQUIPMENT - 0.3%
3,025	Superior Energy Services, Inc.	67,699

	HAND/MACHINE TOOLS - 1.2%
1,650	Snap-on, Inc.	242,930

	HEALTHCARE-PRODUCTS - 1.4%
6,075	Alere, Inc. *	276,230

	HEALTHCARE-SERVICES - 6.2%
7,100	Amsurg Corp. *	426,710
6,800	Community Health Systems, Inc. *	329,936
6,350	HCA Holdings, Inc. *	454,279
		1,210,925
	HOME BUILDERS - 1.3%
5,225	Lennar Corp.	262,347

See accompanying notes to financial statements.

38

SCHEDULE OF INVESTMENTS
MID CAPITALIZATION PORTFOLIO (Unaudited) (Continued)
February 28, 2015

Shares		Value
	COMMON STOCK - 98.3% (Continued)
	HOME FURNISHINGS - 1.1%
1,550	Harman International Industries, Inc.	$213,884

	HOUSEHOLD PRODUCTS/WARES- 3.0%
5,925	Avery Dennison Corp.	317,284
2,775	Spectrum Brands Holdings, Inc.	259,962
		577,246
	INSURANCE - 5.1%
6,025	Arthur J Gallagher & Co.	283,115
10,000	First American Financial Corp.	350,300
3,975	Reinsurance Group of America, Inc.	355,007
		988,422
	INTERNET SOFTWARE AND SERVICES - 1.4%
3,275	Check Point Software Technologies Ltd. *	273,430

	INVESTMENT COMPANIES - 2.3%
25,900	Ares Capital Corp. +	448,070

	IRON/STEEL - 2.6%
6,175	Carpenter Technology Corp.	261,573
4,375	Reliance Steel & Aluminum Co.	249,419
		510,992
	LEISURE TIME - 2.4%
8,800	Jarden Corp. *	467,016

	MINING - 1.3%
12,925	Constellium NV - Cl. A *	244,412

	OIL & GAS - 1.8%
3,725	Gulfport Energy Corp. *	170,642
2,100	Noble Energy, Inc.	99,183
2,675	Whiting Petroleum Corp. *	90,495
		360,320
	PACKAGING & CONTAINERS - 4.0%
8,350	Crown Holdings, Inc. *	442,550
4,025	Packaging Corp. of America	333,512
		776,062
	PHARMACEUTICALS - 4.6%
13,750	Catalent, Inc. *	384,588
2,375	Mallinckrodt PLC *	277,210
1,152	Valeant Pharmaceuticals International, Inc. *	227,497
		889,295
	RETAIL - 11.7%
4,525	Cabela’s, Inc. * +	246,341
6,400	GNC Holdings, Inc. - Cl. A	307,776
4,675	HSN, Inc.	315,890
7,350	Men’s Wearhouse, Inc.	368,897
2,725	PVH Corp.	290,294
62,375	Rite Aid Corp. *	497,753
2,100	Signet Jewelers Ltd.	251,748
		2,278,699

See accompanying notes to financial statements.

39

SCHEDULE OF INVESTMENTS
MID CAPITALIZATION PORTFOLIO (Unaudited) (Continued)
February 28, 2015

Shares		Value
	COMMON STOCK - 98.3% (Continued)
	SAVINGS & LOANS - 1.7%
29,475	Investors Bancorp, Inc.	$338,373

	SEMICONDUCTORS - 5.3%
3,025	Avago Technologies Ltd.	386,051
9,000	Micron Technology, Inc. *	276,030
4,325	Skyworks Solutions, Inc.	379,519
		1,041,600
	SOFTWARE - 3.3%
5,175	Broadridge Financial Solutions, Inc.	275,465
4,675	Fiserv, Inc. *	364,977
		640,442
	TELECOMMUNICATIONS - 1.9%
11,875	CommScope Holding Co., Inc. *	374,063

	TRANSPORTATION - 1.2%
5,125	Con-way, Inc.	226,371

	TOTAL COMMON STOCK (Cost - $13,735,562)	19,182,632

	SHORT-TERM INVESTMENTS - 1.8%
354,561	Milestone Treasury Obligations Portfolio, Institutional Class	354,561
	(Cost - $354,561)

	COLLATERAL FOR SECURITIES LOANED - 5.5%
1,059,645	BNY Mellon Overnight Government Fund
	(Cost - $1,059,645)	1,059,645

	TOTAL INVESTMENTS - 105.6% (Cost - $15,149,768)(a)	$20,596,838

	OTHER ASSETS AND LIABILITIES - (5.6)%	(1,085,109)

	TOTAL NET ASSETS - 100.0%	$19,511,729

*	Non-income producing securities.

+	All or a portion of the security is on loan.

PLC - Public Liability Company

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $15,199,272 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$5,753,516
Unrealized depreciation:	(355,950)
Net unrealized appreciation:	$5,397,566

See accompanying notes to financial statements.

40

SCHEDULES OF INVESTMENTS
SMALL CAPITALIZATION PORTFOLIO (Unaudited)
February 28, 2015

Shares		Value
	COMMON STOCK - 96.6%
	AEROSPACE/DEFENSE - 1.9%
9,930	Ducommun, Inc. *	$247,058

	AIRLINES - 0.5%
850	Spirit Airlines, Inc. *	66,113

	APPAREL - 1.7%
6,690	Iconix Brand Group, Inc. * +	225,921

	AUTO PARTS & EQUIPMENT - 1.8%
10,922	Dana Holding Corp.	238,646

	BANKS - 16.0%
4,350	1st Source Corp.	134,284
7,820	Ameris Bancorp	204,649
4,930	Bridge Capital Holdings *	105,995
28,470	ConnectOne Bancorp, Inc.	519,862
10,328	Eagle Bancorp, Inc. *	383,685
5,200	First Business Financial Services, Inc.	241,800
3,430	German American Bancorp, Inc.	98,475
8,340	Peoples Bancorp, Inc.	197,992
2,090	South State Corp.	141,138
5,080	Yadkin Financial Corp. *	97,790
		2,125,670
	CHEMICALS - 3.2%
5,980	Calgon Carbon Corp.	123,367
3,060	Innophos Holdings, Inc.	171,758
8,980	Intrepid Potash, Inc. * +	126,798
		421,923
	COMMERCIAL SERVICES - 1.0%
6,200	James River Group Holdings Ltd. *	136,214

	COMPUTERS - 3.3%
2,880	MAXIMUS, Inc.	170,582
3,130	Synaptics, Inc. * +	269,024
		439,606
	DISTRIBUTION/WHOLESALE - 3.3%
6,270	Core-Mark Holding Co., Inc.	440,906

	ELECTRIC - 2.8%
5,100	Otter Tail Corp.	166,872
5,520	Portland General Electric Co.	205,841
		372,713
	ENGINEERING & CONSTRUCTION - 2.0%
6,085	EMCOR Group, Inc.	267,923

	ENTERTAINMENT - 2.3%
9,670	Carmike Cinemas, Inc. *	302,188

	FOOD - 3.4%
11,140	Darling Ingredients, Inc. * +	194,059
24,810	Inventure Foods, Inc. *	250,333
		444,392

See accompanying notes to financial statements.

41

SCHEDULES OF INVESTMENTS
SMALL CAPITALIZATION PORTFOLIO (Unaudited) (Continued)
February 28, 2015

Shares		Value
	COMMON STOCK - 96.6% (Continued)
	FOREST PRODUCTS & PAPER - 2.2%
10,340	Orchids Paper Products Co.	$291,381

	HEALTHCARE-PRODUCTS - 5.4%
3,770	Analogic Corp.	326,708
3,180	Teleflex, Inc.	386,974
		713,682
	INSURANCE - 3.1%
14,415	Federated National Holding Co.	417,026

	INTERNET - 2.2%
8,470	FTD Cos., Inc. *	294,756

	MISCELLANEOUS MANUFACTURING - 9.6%
5,840	AO Smith Corp.	368,095
3,850	AptarGroup, Inc.	253,600
8,040	Barnes Group, Inc.	321,761
5,078	EnPro Industries, Inc.	333,980
		1,277,436
	OIL & GAS - 1.9%
3,160	Carrizo Oil & Gas, Inc. *	150,384
5,990	Stone Energy Corp. *	101,471
		251,855
	OIL & GAS SERVICES - 1.2%
20,580	Basic Energy Services, Inc. *	153,115

	PHARMACEUTICALS - 2.7%
9,140	Prestige Brands Holdings, Inc. *	352,256

	REITS - 6.2%
5,480	Colony Financial, Inc.	138,151
7,120	LaSalle Hotel Properties	277,110
4,680	Pebblebrook Hotel Trust	227,354
2,222	PS Business Parks, Inc.	184,826
		827,441
	RETAIL - 5.0%
10,720	Bloomin’ Brands, Inc.	276,147
5,160	CST Brands, Inc.	214,811
7,740	Stage Stores, Inc.	165,791
		656,749
	SAVINGS & LOANS - 1.1%
4,510	First Defiance Financial Corp.	144,365

	SEMICONDUCTORS - 6.9%
24,170	Entegris, Inc. *	324,120
31,570	Photronics, Inc. *	262,347
12,460	Silicon Motion Technology Corp. - ADR	331,311
		917,778
	TELECOMMUNICATIONS - 2.0%
4,500	NICE-Systems Ltd. - ADR	262,665

	TRANSPORTATION - 3.9%
11,990	Covenant Transportation Group, Inc. *	381,881
3,020	Saia, Inc. *	139,011
		520,892

	TOTAL COMMON STOCK (Cost - $9,467,769)	12,810,670

See accompanying notes to financial statements.

42

SCHEDULES OF INVESTMENTS
SMALL CAPITALIZATION PORTFOLIO (Unaudited) (Continued)
February 28, 2015

Shares		Value
	SHORT-TERM INVESTMENTS - 3.4%
455,840	Milestone Treasury Obligations Portfolio, Institutional Class	$455,840
	(Cost - $455,840)

	COLLATERAL FOR SECURITIES LOANED - 6.2%
826,962	BNY Mellon Overnight Government Fund
	(Cost - $826,962)	826,962

	TOTAL INVESTMENTS - 106.2% (Cost - $10,750,571)(a)	$14,093,472

	OTHER ASSETS AND LIABILITIES - (6.2)%	(823,773)

	TOTAL NET ASSETS - 100.0%	$13,269,699

*	Non-income producing securities.

+	All or a portion of the security is on loan.

ADR - American Depository Receipt.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $10,752,803 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$3,363,354
Unrealized depreciation:	(22,685)
Net unrealized appreciation:	$3,340,669

See accompanying notes to financial statements.

43

SCHEDULES OF INVESTMENTS
INTERNATIONAL EQUITY PORTFOLIO (Unaudited)
February 28, 2015

Shares		Value
	COMMON STOCK - 97.0%
	AGRICULTURE - 1.4%
1,340	Philip Morris International, Inc.	$111,166

	APPAREL - 1.0%
1,000	adidas AG	77,890

	AUTO MANUFACTURERS - 2.9%
4,100	Honda Motor Co. Ltd.	135,614
2,250	Kia Motors Corp.	93,184
		228,798
	AUTO PARTS & EQUIPMENT - 2.0%
1,600	Hella KGaA Hueck & Co. *	76,103
4,000	NGK Insulators Ltd.	77,960
		154,063
	BANKS - 12.6%
2,700	Banca Generali SpA	76,453
2,643	BNP Paribas SA	153,834
25,460	CaixaBank SA	118,095
7,046	Credit Suisse Group AG	172,926
4,800	National Australia Bank Ltd.	142,219
9,540	Powszechna Kasa Oszczednosci Bank Polski SA	83,898
16,400	Sberbank of Russia	83,361
37,500	Sumitomo Mitsui Trust Holdings, Inc.	155,807
		986,593
	BEVERAGES - 3.0%
14,900	Coca-Cola Amatil Ltd.	121,218
3,800	Diageo PLC	113,482
		234,700
	BUILDING MATERIALS - 3.4%
4,800	CRH PLC	135,536
5,500	LIXIL Group Corp.	131,081
		266,617
	CHEMICALS - 8.7%
420	BASF SE	40,304
5,000	Clariant AG	91,097
2,770	Evonik Industries AG	94,609
13,440	Israel Chemicals Ltd.	93,480
650	Lonza Group AG	80,661
29,700	Sumitomo Chemical Co. Ltd.	138,984
396	Syngenta AG	140,802
		679,937
	COMMERCIAL SERVICES - 1.3%
13,100	Michael Page International PLC	101,221

	COMPUTERS - 2.9%
1,240	Cap Gemini SA	100,246
21,000	Fujitsu Ltd.	126,693
		226,939
	DIVERSIFIED FINANCIAL SERVICES - 2.6%
25,820	Arrow Global Group PLC	97,648
7,500	ORIX Corp.	106,649
		204,297

See accompanying notes to financial statements.

44

SCHEDULES OF INVESTMENTS
INTERNATIONAL EQUITY PORTFOLIO (Unaudited) (Continued)
February 28, 2015

Shares		Value
	COMMON STOCK - 97.0% (Continued)
	ELECTRIC - 1.3%
6,060	E.ON SE	$98,126

	ELECTRICAL COMPONENTS & EQUIPMENT - 1.1%
14,000	Delta Electronics, Inc.	89,912

	ENGINEERING & CONSTRUCTION - 1.9%
106,000	China State Construction International Holdings Ltd.	150,886

	ENTERTAINMENT - 0.7%
40,866	Bwin.Party Digital Entertainment PLC	53,751

	ENVIRONMENTAL CONTROL - 1.2%
18,000	Cleanaway Co. Ltd.	90,785

	FOOD - 5.5%
1,970	Danone SA	137,360
1,500	Nestle SA	117,955
23,570	Tesco PLC	89,272
37,000	Wilmar International Ltd.	87,947
		432,534
	HOLDING COMPANIES-DIVERSIFIED - 1.0%
6,000	Hutchison Whampoa Ltd.	82,116

	INSURANCE - 4.4%
8,180	Assicurazioni Generali SpA	168,755
1,068	Samsung Life Insurance Co. Ltd.	96,938
2,130	Tokio Marine Holdings, Inc.	77,598
		343,291
	INTERNET - 1.6%
3,600	Trend Micro, Inc.	122,641

	IRON/STEEL - 0.9%
9,270	Vale SA	68,783

	MACHINERY-DIVERSIFIED - 3.6%
11,830	CNH Industrial NV	98,139
2,360	KION Group AG	103,014
2,990	Nabtesco Corp.	80,350
		281,503
	MINING - 1.3%
4,070	BHP Billiton PLC	101,621

	MISCELLANEOUS MANUFACTURING - 1.5%
28,180	Toshiba Corp.	116,644

	OIL & GAS - 8.1%
7,810	BG Group PLC	115,058
11,940	Encana Corp.	155,689
15,800	Precision Drilling Corp.	96,244
4,110	Royal Dutch Shell PLC	133,966
2,500	Total SA	134,510
		635,467
	OIL & GAS SERVICES - 2.0%
11,330	Amec Foster Wheeler PLC	153,580

See accompanying notes to financial statements.

45

SCHEDULES OF INVESTMENTS
INTERNATIONAL EQUITY PORTFOLIO (Unaudited) (Continued)
February 28, 2015

Shares		Value
	COMMON STOCK - 97.0% (Continued)
	PHARMACEUTICALS - 3.2%
569	Roche Holding AG	$156,004
1,000	Sanofi	97,953
		253,957
	PRIVATE EQUITY - 1.5%
1,620	Eurazeo SA	119,455

	REAL ESTATE - 2.4%
25,300	BR Properties SA	102,527
5,200	Sun Hung Kai Properties Ltd.	81,490
		184,017
	REITS - 1.0%
101,000	Keppel DC REIT - REIT *	77,241

	RETAIL - 3.4%
3,528	GS Retail Co. Ltd.	89,932
700	HUGO BOSS AG	90,226
48,000	Lifestyle International Holdings Ltd.	88,483
		268,641
	SOFTWARE - 3.4%
13,290	Playtech PLC	157,062
1,500	SAP SE	105,626
		262,688
	TELECOMMUNICATIONS - 2.0%
44,000	China Unicom Hong Kong Ltd.	74,211
14,470	Telefonica Deutschland Holding AG	79,731
		153,942
	WATER - 2.2%
152,000	Beijing Enterprises Water Group Ltd.	94,422
4,200	Suez Environnement Co.	74,914
		169,336

	TOTAL COMMON STOCK (Cost - $7,754,370)	7,583,138

	SHORT-TERM INVESTMENTS - 3.4%
268,462	Milestone Treasury Obligations Portfolio, Institutional Class	268,462
	(Cost - $268,462)

	TOTAL INVESTMENTS - 100.4% (Cost - $8,022,832)(a)	$7,851,600

	OTHER ASSETS AND LIABILITIES - (0.4)%	(28,501)

	TOTAL NET ASSETS - 100.0%	$7,823,099

*	Non-income producing securities.

PLC - Public Liability Company

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $8,049,808 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$360,570
Unrealized depreciation:	(558,778)
Net unrealized depreciation:	$(198,208)

See accompanying notes to financial statements.

46

SCHEDULES OF INVESTMENTS
HEALTH & BIOTECHNOLOGY PORTFOLIO (Unaudited)
February 28, 2015

Shares		Value
	COMMON STOCK - 97.3%
	BIOTECHNOLOGY - 8.2%
8,400	Amgen, Inc.	$1,324,848
8,900	Charles River Laboratories International, Inc. *	682,363
		2,007,211
	ELECTRONICS - 4.1%
3,050	Keysight Technologies, Inc. *	114,497
7,500	Waters Corp. *	902,850
		1,017,347
	HEALTHCARE-PRODUCTS - 26.3%
7,600	Becton Dickinson and Co.	1,115,072
4,600	Bio-Techne Corp.	448,638
7,800	CR Bard, Inc.	1,319,292
6,100	Greatbatch, Inc. *	324,154
20,196	Medtronic PLC	1,567,008
10,000	Patterson Cos., Inc.	500,750
6,600	Stryker Corp.	625,350
5,000	Zimmer Holdings, Inc.	601,950
		6,502,214
	HEALTHCARE-SERVICES - 13.0%
7,000	Anthem, Inc.	1,025,150
6,500	Cigna Corp.	790,595
6,500	DaVita HealthCare Partners, Inc. *	484,900
7,200	Quest Diagnostics, Inc.	505,008
3,500	UnitedHealth Group, Inc.	397,705
		3,203,358
	PHARMACEUTICALS - 45.7%
15,000	AstraZeneca PLC	1,033,500
17,300	Cardinal Health, Inc.	1,522,227
11,400	Eli Lilly & Co.	799,938
11,900	GlaxoSmithKline PLC - ADR	564,298
7,000	Johnson & Johnson	717,570
525	Mallinckrodt PLC *	61,278
2,600	McKesson Corp.	594,620
16,700	Merck & Co., Inc.	977,618
6,900	Novartis AG	706,560
4,000	Omnicare, Inc.	306,960
19,520	Owens & Minor, Inc.	696,083
24,277	Pfizer, Inc.	833,186
10,308	Sanofi	503,649
14,575	Targacept, Inc. *	38,332
17,200	Teva Pharmaceutical Industries Ltd.	980,744
17,200	VCA, Inc. *	916,417
		11,252,980

	TOTAL COMMON STOCK (Cost - $14,340,378)	23,983,110

	SHORT-TERM INVESTMENTS - 2.1%
533,631	Milestone Treasury Obligations Portfolio, Institutional Class	533,631
	(Cost - $533,631)

See accompanying notes to financial statements.

47

SCHEDULES OF INVESTMENTS
HEALTH & BIOTECHNOLOGY PORTFOLIO (Unaudited) (Continued)
February 28, 2015

Value

TOTAL INVESTMENTS - 99.4% (Cost - $14,874,009)(a)	$24,516,741

OTHER ASSETS AND LIABILITIES - 0.6%	136,127

TOTAL NET ASSETS - 100.0%	$24,652,868

*	Non-income producing securities.

ADR - American Depository Receipt.

PLC - Public Liabilty Company

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $14,891,880 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$9,721,480
Unrealized depreciation:	(96,619)
Net unrealized appreciation:	$9,624,861

See accompanying notes to financial statements.

48

SCHEDULES OF INVESTMENTS
TECHNOLOGY & COMMUNICATIONS PORTFOLIO (Unaudited)
February 28, 2015

Shares		Value
	COMMON STOCK - 96.3%
	ADVERTISING - 1.3%
2,230	Alliance Data Systems Corp. *	$621,077

	AEROSPACE/DEFENSE - 3.1%
8,980	Northrop Grumman Corp.	1,488,076

	BIOTECHNOLOGY - 0.6%
1,590	Illumina, Inc. *	310,781

	COMMERCIAL SERVICES - 0.7%
4,739	Verisk Analytics, Inc. - Cl. A *	340,308

	COMPUTERS - 31.4%
8,210	Accenture PLC - Cl. A	739,146
32,870	Amdocs Ltd.	1,725,675
39,990	Apple, Inc.	5,137,115
14,881	Brocade Communications Systems, Inc.	184,376
12,820	Cognizant Technology Solutions Corp. - Cl. A *	801,058
6,700	Computer Sciences Corp.	475,164
44,333	EMC Corp.	1,282,997
4,610	International Business Machines Corp.	746,543
14,550	Lexmark International, Inc.	620,703
29,010	NetApp, Inc.	1,121,236
30,300	Unisys Corp. *	685,992
14,550	Western Digital Corp.	1,556,559
		15,076,564
	DIVERSIFIED FINANCIAL SERVICES - 2.8%
4,902	Visa, Inc. - Cl. A	1,329,962

	ELECTRONICS - 1.5%
4,419	Methode Electronics, Inc.	171,855
20,908	Trimble Navigation Ltd. *	546,535
		718,390
	HEALTHCARE-PRODUCTS - 0.2%
2,864	Natus Medical, Inc. *	102,502

	INTERNET - 22.4%
3,057	Alibaba Group Holding Ltd. - ADR *	260,212
2,491	Amazon.com, Inc. *	946,979
2,068	Baidu, Inc. - ADR *	421,355
6,278	eBay, Inc. *	363,559
14,819	Facebook, Inc. - Cl. A *	1,170,256
4,011	Google, Inc. *	2,239,742
4,011	Google, Inc. - Cl. A *	2,256,709
4,354	IAC/InterActiveCorp	293,547
2,074	LinkedIn Corp. - Cl. A *	554,173
3,698	MercadoLibre, Inc.	484,327
5,697	Splunk, Inc. *	383,123
132,005	Support.com, Inc. *	225,729
47,100	Symantec Corp.	1,185,036
		10,784,747

See accompanying notes to financial statements.

49

SCHEDULES OF INVESTMENTS
TECHNOLOGY & COMMUNICATIONS PORTFOLIO (Unaudited) (Continued)
February 28, 2015

Shares		Value
	COMMON STOCK - 96.3% (Continued)
	SEMICONDUCTORS - 9.3%
10,402	Broadcom Corp.	$470,482
4,785	Cree, Inc. * +	187,859
22,833	Cypress Semiconductor Corp. +	336,787
14,500	Intel Corp.	482,125
13,520	KLA-Tencor Corp.	878,192
2,904	Lam Research Corp.	239,464
33,000	Marvell Technology Group Ltd.	531,960
8,720	QUALCOMM, Inc.	632,287
16,630	Xilinx, Inc.	704,613
		4,463,769
	SOFTWARE - 15.7%
24,000	AVG Technologies NV *	541,680
23,300	CA, Inc.	757,716
10,205	Callidus Software, Inc. *	145,829
8,590	Check Point Software Technologies Ltd. *	717,179
13,521	Cvent, Inc. * +	391,433
3,215	CyberArk Software Ltd. * +	190,553
2,987	Envestnet, Inc. *	160,940
8,665	Guidewire Software, Inc. *	482,294
15,292	inContact, Inc. *	179,069
24,900	Microsoft Corp.	1,091,865
25,582	MobileIron, Inc. * +	228,447
26,000	Oracle Corp.	1,139,320
8,437	Paycom Software, Inc. *	268,972
3,678	Proofpoint, Inc. * +	208,322
6,020	salesforce.com, inc *	417,668
2,896	Synchronoss Technologies, Inc. *	128,177
3,230	Tableau Software, Inc. - Cl. A *	303,652
2,485	Vmware, Inc. - Cl. A *	211,399
		7,564,515
	TELECOMMUNICATIONS - 7.3%
9,425	CalAmp Corp. * +	180,489
11,978	Ciena Corp. *	250,580
57,100	Cisco Systems, Inc.	1,685,021
5,628	Fortinet, Inc. *	189,157
4,525	LogMeIn, Inc. *	238,468
2,429	Palo Alto Networks, Inc. *	345,452
43,551	Polycom, Inc. *	601,875
		3,491,042

	TOTAL COMMON STOCK (Cost - $29,499,030)	46,291,733

	SHORT-TERM INVESTMENTS - 4.7%
2,256,287	Milestone Treasury Obligations Portfolio, Institutional Class	2,256,287
	(Cost - $2,256,287)

	COLLATERAL FOR SECURITIES LOANED - 2.8%
1,335,433	BNY Mellon Overnight Government Fund
	(Cost - $1,335,433)	1,335,433

	TOTAL INVESTMENTS - 103.8% (Cost - $33,090,750)(a)	$49,883,453

	OTHER ASSETS AND LIABILITIES - (3.8)%	(1,813,593)

	TOTAL NET ASSETS - 100.0%	$48,069,860

*	Non-income producing securities.

+	All or a portion of the security is on loan.

ADR - American Depository Receipt.

PLC - Public Liability Company

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $33,220,050 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$16,870,142
Unrealized depreciation:	(206,739)
Net unrealized appreciation:	$16,663,403

See accompanying notes to financial statements.

50

SCHEDULES OF INVESTMENTS
ENERGY & BASIC MATERIALS PORTFOLIO (Unaudited)
February 28, 2015

Shares		Value
	COMMON STOCK - 96.9%
	CHEMICALS - 13.1%
2,390	Dow Chemical Co.	$117,684
865	LyondellBasell Industries NV	74,312
884	Praxair, Inc.	113,064
2,135	Westlake Chemical Corp.	142,533
		447,593
	MINING - 1.5%
4,111	Horsehead Holding Corp. *	52,785

	OIL & GAS - 61.5%
1,971	Anadarko Petroleum Corp.	166,017
14,300	Bankers Petroleum Ltd. *	34,568
7,737	California Resources Corp. *	55,397
13,900	Canacol Energy Ltd. *	30,931
4,175	Canadian Natural Resources Ltd.	121,701
864	Diamondback Energy, Inc. *	61,525
2,198	Energen Corp.	142,079
1,532	Exxon Mobil Corp.	135,643
2,482	Helmerich & Payne, Inc.	166,443
3,508	Kosmos Energy Ltd. *	31,502
5,300	Laredo Petroleum, Inc. *	63,229
753	Marathon Petroleum Corp.	79,065
2,065	Oasis Petroleum, Inc. *	29,591
4,541	Oryx Petroleum Corp. Ltd. *	14,213
6,198	Parsley Energy, Inc. - Cl. A *	92,289
1,086	Pioneer Natural Resources Co.	165,637
3,727	Rosetta Resources, Inc. *	66,080
1,779	Royal Dutch Shell PLC - ADR	116,293
4,425	Suncor Energy, Inc.	133,192
3,136	Valero Energy Corp.	193,460
2,872	Western Refining, Inc.	135,271
2,493	YPF SA - ADR	64,045
		2,098,171
	OIL & GAS SERVICES - 9.4%
2,392	Baker Hughes, Inc.	149,524
1,777	Halliburton Co.	76,304
4,233	Superior Energy Services, Inc.	94,734
		320,562
	PACKAGING & CONTAINERS - 1.2%
906	Sealed Air Corp.	42,700

	PIPELINES - 8.5%
2,632	Enbridge, Inc.	122,230
4,077	Kinder Morgan, Inc.	167,198
		289,428
	TRANSPORTATION - 1.7%
3,051	Navigator Holdings Ltd. *	56,169

	TOTAL COMMON STOCK (Cost - $3,285,345)	3,307,408

See accompanying notes to financial statements.

51

SCHEDULES OF INVESTMENTS
ENERGY & BASIC MATERIALS PORTFOLIO (Unaudited) (Continued)
February 28, 2015

Shares		Value
	SHORT-TERM INVESTMENTS - 1.3%
42,978	Milestone Treasury Obligations Portfolio, Institutional Class	$42,978
	(Cost - $42,978)

	TOTAL INVESTMENTS - 98.2% (Cost - $3,328,323) (a)	$3,350,386

	OTHER ASSETS AND LIABILITIES - 1.8%	61,882

	TOTAL NET ASSETS - 100.0%	$3,412,268

*	Non-income producing securities.

ADR - American Depository Receipt.

PLC - Public Liability Company

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $3,328,554 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$353,317
Unrealized depreciation:	(331,485)
Net unrealized appreciation:	$21,832

See accompanying notes to financial statements.

52

SCHEDULES OF INVESTMENTS
FINANCIAL SERVICES PORTFOLIO (Unaudited)
February 28, 2015

Shares		Value
	COMMON STOCK - 94.9%
	BANKS - 48.7%
4,385	Bank of America Corp.	$69,327
289	BankUnited, Inc.	9,366
1,842	Citigroup, Inc.	96,558
2,426	Fifth Third Bancorp	46,967
411	Goldman Sachs Group, Inc.	78,004
2,106	HSBC Holdings PLC	18,784
1,408	JPMorgan Chase & Co.	86,282
391	M&T Bank Corp.	47,311
705	PacWest Bancorp	32,314
605	PNC Financial Services Group, Inc.	55,636
713	State Street Corp.	53,083
1,143	SunTrust Banks, Inc.	46,863
600	Toronto-Dominion Bank	26,319
2,477	UBS Group AG	43,789
1,972	US Bancorp	87,971
2,230	Wells Fargo & Co.	122,182
		920,756
	DIVERSIFIED FINANCIAL SERVICES - 20.7%
865	American Express Co.	70,575
219	Ameriprise Financial, Inc.	29,265
196	BlackRock, Inc. - Cl. A	72,798
924	Discover Financial Services	56,346
114	Intercontinental Exchange, Inc.	26,831
1,067	Invesco Ltd.	42,968
2,161	Navient Corp.	46,245
872	Synchrony Financial *	27,860
372	Waddell & Reed Financial, Inc.	18,399
		391,287
	INSURANCE - 21.5%
528	ACE Ltd.	60,197
1,288	American International Group, Inc.	71,265
1,002	Berkshire Hathaway, Inc. *	147,705
1,060	MetLife, Inc.	53,880
374	Travelers Cos., Inc.	40,182
1,001	Unum Group	33,594
		406,823
	REAL ESTATE - 1.3%
744	CBRE Group, Inc. - Cl. A *	25,489

	REITS - 2.7%
267	Simon Property Group, Inc.	50,826

	TOTAL COMMON STOCK (Cost - $1,115,225)	1,795,181

See accompanying notes to financial statements.

53

SCHEDULES OF INVESTMENTS
FINANCIAL SERVICES PORTFOLIO (Unaudited) (Continued)
February 28, 2015

Shares		Value
	SHORT-TERM INVESTMENTS - 3.7%
70,005	Milestone Treasury Obligations Portfolio, Institutional Class	$70,005
	(Cost - $70,005)

	TOTAL INVESTMENTS - 98.6% (Cost - $1,185,230)(a)	$1,865,186

	OTHER ASSETS AND LIABILITIES - 1.4%	26,881

	TOTAL NET ASSETS - 100.0%	$1,892,067

*	Non-income producing securities.

PLC - Public Liability Company

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $1,187,669 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$688,183
Unrealized depreciation:	(10,666)
Net unrealized appreciation:	$677,517

See accompanying notes to financial statements.

54

SCHEDULES OF INVESTMENTS
INVESTMENT QUALITY BOND PORTFOLIO (Unaudited)
February 28, 2015

Principal		Value
	U.S. GOVERNMENT AND AGENCIES - 50.7%
	FEDERAL HOME LOAN MORTGAGE CORPORATION - 11.8%
$300,000	1.750%, 5/30/19 +	$302,995
150,000	3.750%, 3/27/19	163,916
300,000	4.875%, 6/13/18	335,352
300,000	5.125%, 10/18/16	322,182
		1,124,445
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 12.9%
225,000	1.875%, 9/18/18	229,720
415,000	4.875%, 12/15/16	447,127
250,000	5.000%, 2/13/17	270,886
250,000	5.375%, 6/12/17	276,954
		1,224,687
	U.S. TREASURY INFLATION PROTECTION SECURITIES - 5.7%
230,000	1.375%, 1/15/20	269,432
220,000	2.000%, 1/15/16	267,331
		536,763
	U.S. TREASURY NOTES - 20.3%
150,000	1.500%, 12/31/18	151,148
190,000	2.000%, 2/15/25 +	189,970
175,000	2.125%, 8/31/20	179,703
200,000	3.000%, 9/30/16	207,937
354,000	3.625%, 8/15/19	387,851
350,000	3.750%, 11/15/18	382,047
217,000	4.500%, 2/15/16	225,731
185,000	4.625%, 2/15/17	199,439
		1,923,826

	TOTAL U.S GOVERNMENT AND AGENCIES (Cost - $4,761,684)	4,809,721

	CORPORATE BONDS & NOTES - 47.3%
	AUTO MANUFACTURERS - 0.5%
49,000	PACCAR Financial Corp., 1.10%, 6/6/17	49,012

	BANKS - 5.3%
153,000	Bank of America Corp., 1.70%, 8/25/17	153,724
325,000	BB&T Corp., 4.90%, 6/30/17	349,200
		502,924
	BEVERAGES - 3.0%
166,000	Coca-Cola Co., 0.75%, 11/1/16	166,291
117,000	Diageo Capital PLC, 1.50%, 5/11/17	117,993
		284,284
	CHEMICALS - 1.8%
155,000	Dow Chemical Co., 4.125%, 11/15/21	167,515

	DIVERSIFIED FINANCIAL SERVICES - 4.8%
100,000	American Express Credit Corp., 2.80%, 9/19/16	102,858
303,000	General Electric Capital Corp., 5.50%, 1/8/20	350,667
		453,525
	ELECTRIC - 0.6%
54,000	Arizona Public Service Co., 2.20%, 1/15/20	54,040

See accompanying notes to financial statements.

55

SCHEDULES OF INVESTMENTS
INVESTMENT QUALITY BOND PORTFOLIO (Unaudited) (Continued)
February 28, 2015

Principal		Value
	CORPORATE BONDS & NOTES - 47.3% (Continued)
	HEALTHCARE-PRODUCTS - 5.0%
$325,000	CR Bard, Inc., 2.875%, 1/15/16 +	$330,959
133,000	Medtronic, Inc., 3.625%, 3/15/24	141,048
		472,007
	INSURANCE - 5.9%
150,000	Berkshire Hathaway, Inc., 1.90%, 1/31/17	153,290
275,000	PartnerRe Finance B LLC, 5.50%, 6/1/20	311,243
85,000	Prudential Financial, Inc., 6.00%, 12/1/17	95,177
		559,710
	MACHINERY-CONSTRUCTION & MINING - 1.7%
158,000	Caterpillar Financial Services Corp., 1.00%, 11/25/16	158,652

	MISCELLANEOUS MANUFACTURING - 2.8%
240,000	Cooper US, Inc., 6.10%, 7/1/17	263,704

	OIL & GAS - 2.5%
230,000	Occidental Petroleum Corp., 3.125%, 2/15/22	235,505

	OIL & GAS SERVICES - 2.6%
220,000	Weatherford International Ltd, 9.625%, 3/1/19	248,479

	PIPELINES - 2.0%
181,000	Energy Transfer Partners LP, 4.15%, 10/1/20	189,299

	REGIONAL - 2.1%
200,000	Province of Ontario Canada, 2.45%, 6/29/22	202,836

	REITS - 3.5%
325,000	Health Care REIT, Inc., 5.875%, 5/15/15	328,489

	RETAIL - 1.3%
125,000	Home Depot, Inc., 2.70%, 4/1/23	126,664

	SOFTWARE - 1.2%
118,000	Oracle Corp., 1.20%, 10/15/17	118,277

	TELECOMMUNICATIONS - 0.7%
61,000	Verizon Communications, Inc., 4.50%, 9/15/20	67,100

	TOTAL CORPORATE BONDS & NOTES (Cost - $4,277,571)	4,482,022

See accompanying notes to financial statements.

56

SCHEDULES OF INVESTMENTS
INVESTMENT QUALITY BOND PORTFOLIO (Unaudited) (Continued)
February 28, 2015

Shares		Value
	SHORT-TERM INVESTMENTS - 1.1%
101,779	Milestone Treasury Obligations Portfolio, Institutional Class	$101,779
	(Cost - $101,779)

	COLLATERAL FOR SECURITIES LOANED - 12.3%
1,163,657	BNY Mellon Overnight Government Fund
	(Cost - $1,163,657)	1,163,657

	TOTAL INVESTMENTS - 111.4% (Cost - $10,304,691)(a)	$10,557,179

	OTHER ASSETS AND LIABILITIES - (11.4)%	(1,080,176)

	TOTAL NET ASSETS - 100.0%	$9,477,003

+	All or a portion of the security is on loan.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $10,304,691 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$253,845
Unrealized depreciation:	(1,357)
Net unrealized appreciation:	$252,488

See accompanying notes to financial statements.

57

SCHEDULES OF INVESTMENTS
MUNICIPAL BOND PORTFOLIO (Unaudited)
February 28, 2015

Principal		Value
	MUNICIPAL BONDS - 93.0%
	ALASKA - 3.6%
	Education - 3.6%
$40,000	City of Anchorage Schools, Series A, 5.00%, 10/1/20	$42,985

	ARIZONA - 4.0%
	General Obligation - 4.0%
40,000	Salt River Project Agricultural Improvement & Power District, 5.00%, 12/1/19	46,884

	CALIFORNIA - 3.0%
	Education - 3.0%
30,000	Alvord Unified School District, Series A, 5.90%, 2/1/20, MBIA	35,537

	DELAWARE - 3.9%
	General Obligation - 3.9%
40,000	County of New Castle DE, 4.00%, 7/15/21	46,021

	IOWA - 4.6%
	Education - 4.6%
50,000	University of Iowa Revenue, 3.50%, 7/1/22	53,954

	KENTUCKY - 4.0%
	Education - 4.0%
45,000	Mercer County School District Finance Corp. School Building Revenue, 4.125%, 5/1/23	47,587

	LOUISIANA - 4.0%
	General Obligation - 4.0%
40,000	State of Louisiana Unref Bald- Ser, 5.00%, 9/1/19	46,665

	MAINE - 4.0%
	Education - 4.0%
45,000	University of Maine System Revenue, 4.50%, 3/1/26	47,566

	MASSACHUSETTS - 3.7%
	General Obligation - 3.7%
40,000	Massachusetts School Building Authority, 4.00%, 8/15/17	43,258

	MISSOURI - 4.7%
	Education - 4.7%
50,000	Kirksville R-III School District, 5.00%, 3/1/20	55,833

	NEW JERSEY - 3.9%
	General Obligation - 3.9%
40,000	Garden State Preservation Trust, 4.00%, 11/1/22	45,471

	NEW YORK - 8.1%
	Education - 4.4%
50,000	Dunkirk City School District, 3.50%, 6/15/23	51,644
	General Obligation - 3.7%
40,000	New York State Dormitory Authority, 5.00%, 12/15/16	43,231
		94,875

See accompanying notes to financial statements.

58

SCHEDULES OF INVESTMENTS
MUNICIPAL BOND PORTFOLIO (Unaudited) (Continued)
February 28, 2015

Principal		Value
	MUNICIPAL BONDS - 93.0% (Continued)
	NORTH CAROLINA - 4.3%
	Water/Sewer - 4.3%
$50,000	Wilmington, NC Water & Sewer System Revenue, 5.00%, 6/1/23	$50,583

	NORTH DAKOTA - 3.6%
	General Obligation - 3.6%
40,000	City of Fargo, 4.25%, 5/1/16	41,835

	OREGON - 3.8%
	General Obligation - 3.8%
40,000	City of Eugene OR Electric Utility System Revenue, 4.00%, 8/1/20	45,176

	SOUTH DAKOTA - 2.6%
	General Obligation - 2.6%
30,000	Heartland Consumers Power District Electric, Revenue - Escrowed to Maturity, 6.00%, 1/1/17, FSA	31,109

	TENNESSEE - 3.7%
	General Obligation - 3.7%
40,000	Metropolitan Government of Nashville & Davidson County TN, 5.00%, 7/1/17	44,018

	TEXAS - 4.2%
	Water/Sewer - 4.2%
50,000	State Water Assistance, Series A, 4.50%, 8/1/22	50,035

	UTAH - 4.6%
	General Obligation - 4.6%
50,000	Salt Lake County Utah, 3.00%, 12/15/20	53,952

	WASHINGTON - 4.8%
	Water/Sewer - 4.8%
50,000	County of King WA Sewer Revenue, 4.00%, 1/1/20	56,119

	WEST VIRGINIA - 5.5%
	Housing - 5.5%
60,000	West Virginia Economic Development Authority - Series A, 4.00%, 6/15/26, MBIA	65,386

	WISCONSIN - 4.4%
	General Obligation - 4.4%
45,000	State of Wisconsin, 5.00%, 5/1/19	52,054

	TOTAL MUNICIPAL BONDS (Cost - $1,053,658)	1,096,903

Shares
	SHORT-TERM INVESTMENTS - 5.5%
65,048	Milestone Treasury Obligations Portfolio, Institutional Class	65,048
	(Cost - $65,048)

	TOTAL INVESTMENTS - 98.5% (Cost - $1,118,706)(a)	$1,161,951

	OTHER ASSETS AND LIABILITIES - 1.5%	17,876

	TOTAL NET ASSETS - 100.0%	$1,179,827

MBIA - Insured by Municipal Bond Insurance Association

FSA - Insured by Federal Security Assurance

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $1,118,706 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$43,245
Unrealized depreciation:	—
Net unrealized appreciation:	$43,245

See accompanying notes to financial statements.

59

SCHEDULES OF INVESTMENTS
US GOVERNMENT MONEY MARKET PORTFOLIO (Unaudited)
February 28, 2015

Principal		Value
	REPURCHASE AGREEMENT - 99.6%
$11,841,000	Merrill Lynch Repo, .05%, due 03/2/15 with a full maturity value of $11,841,049.34
	(Partially collateralized by $7,532,800 U.S. Treasury Note, 3.125% due 5/15/19; aggregate market value plus accrued interest $8,127,725 and partially collateralized by $3,881,000 U.S. Treasury Note, 2.00% due 10/31/21; aggregate market value plus accrued interest $3,950,177)
	(Cost - $11,841,000)	$11,841,000

	TOTAL INVESTMENTS - 99.6% (Cost - $11,841,000)(a)	$11,841,000

	OTHER ASSETS AND LIABILITIES - 0.4%	50,494

	TOTAL NET ASSETS - 100.0%	$11,891,494

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $11,841,000.

See accompanying notes to financial statements.

60

CONSOLIDATED SCHEDULES OF INVESTMENTS
JAMES ALPHA GLOBAL ENHANCED REAL RETURN PORTFOLIO (Unaudited)
February 28, 2015

Shares		Value
	COMMON STOCK - 18.0%
	AGRICULTURE - 0.2%
335	Archer-Daniels-Midland Co.	$16,040

	AIRLINES - 1.3%
1,206	American Airlines Group, Inc.	57,767
881	Delta Air Lines, Inc.	39,222
365	Southwest Airlines Co.	15,783
653	United Continental Holdings, Inc. *	42,563
		155,335
	AUTO MANUFACTURERS - 1.4%
4,227	General Motors Co.	157,709

	BANKS - 1.3%
200	Capital One Financial Corp.	15,742
2,252	Citigroup, Inc.	118,050
85	Goldman Sachs Group, Inc.	16,132
		149,924
	BEVERAGES - 0.1%
350	Coca-Cola Enterprises, Inc.	16,170

	COMMERCIAL SERVICES - 1.4%
6,895	Hertz Global Holdings, Inc. *	159,068

	COMPUTERS - 1.2%
989	Apple, Inc.	127,047
460	Hewlett-Packard Co.	16,026
		143,073
	COSMETICS/PERSONAL CARE - 3.3%
11,647	Revlon, Inc. *	393,203

	ELECTRIC - 0.5%
195	DTE Energy Co.	15,996
250	Edison International	16,062
200	Entergy Corp.	15,902
470	PPL Corp.	16,027
		63,987
	ELECTRONICS - 0.1%
655	Corning, Inc.	15,982

	FOOD - 0.1%
455	ConAgra Foods, Inc.	15,916

	GAS - 0.1%
325	AGL Resources, Inc.	15,961

	HEALTHCARE-SERVICES - 0.8%
160	Aetna, Inc.	15,928
130	Cigna Corp.	15,812
215	DaVita HealthCare Partners, Inc. *	16,039
225	Quest Diagnostics, Inc.	15,781
140	UnitedHealth Group, Inc.	15,908
140	Universal Health Services, Inc.	15,869
		95,337

See accompanying notes to financial statements.

61

CONSOLIDATED SCHEDULES OF INVESTMENTS
JAMES ALPHA GLOBAL ENHANCED REAL RETURN PORTFOLIO (Unaudited) (Continued)
February 28, 2015

Shares		Value
	COMMON STOCK - 18.0% (Continued)
	HOUSEHOLD PRODUCTS/WARES - 0.7%
145	Kimberly-Clark Corp.	$15,901
23,927	Summer Infant, Inc. *	65,321
		81,222
	INSURANCE - 0.7%
1,301	Assurant, Inc.	79,712

	INTERNET - 0.4%
5,708	Chegg, Inc. *	46,349

	OIL & GAS SERVICES - 0.3%
2,434	MRC Global, Inc. *	31,326

	PHARMACEUTICALS - 0.1%
275	Merck & Co., Inc.	16,098

	REAL ESTATE - 0.1%
465	CBRE Group, Inc. - Cl. A *	15,931

	REITS - 0.3%
760	Host Hotels & Resorts, Inc.	15,960
455	Weyerhaeuser Co.	15,975
		31,935
	RETAIL - 0.1%
190	Wal-Mart Stores, Inc.	15,947

	TELECOMMUNICATIONS - 3.5%
47,531	HC2 Holdings, Inc. *	363,137
8,579	Sprint Corp. *	44,010
		407,147

	TOTAL COMMON STOCK (Cost - $1,838,684)	2,123,372

Principal
	CORPORATE BONDS & NOTES - 12.0%
	COMMERCIAL SERVICES - 0.4%
$50,000	Rent-A-Center, Inc., 4.75%, 5/1/21	42,750

	DIVERSIFIED FINANCIAL SERVICES - 8.5%
1,000,000	Golden State RE II Ltd., 2.21%, 1/8/19 (a)	998,800

	REITS - 0.2%
25,000	Geo Group, Inc., 5.125%, 4/1/23	25,500

	TELECOMMUNICATIONS - 2.9%
250,000	HC2 Holdings, Inc., 11.00%, 12/1/19 (a)	255,625
25,000	Intelsat Jackson Holdings SA, 6.625%, 12/15/22	24,437
75,000	NeuStar, Inc., 4.50%, 1/15/23	66,000
		346,062

	TOTAL CORPORATE BONDS & NOTES (Cost - $1,424,172)	1,413,112

See accompanying notes to financial statements.

62

CONSOLIDATED SCHEDULES OF INVESTMENTS
JAMES ALPHA GLOBAL ENHANCED REAL RETURN PORTFOLIO (Unaudited) (Continued)
February 28, 2015

Principal		Value
	U.S. GOVERNMENT - 42.3%
	U.S. TREASURY NOTE - 42.3%
$2,000,000	0.25%, 3/31/15	$1,999,688
1,000,000	0.25%, 5/15/15	1,000,156
1,000,000	0.25%, 2/29/16 + #	999,609
1,000,000	1.375%, 7/31/18	1,006,875
	TOTAL U.S. GOVERNMENT (Cost - $5,001,367)	5,006,328

Shares	SHORT-TERM INVESTMENTS - 20.5%
2,423,122	Milestone Treasury Obligations Portfolio, Institutional Class	2,423,122
	(Cost - $2,423,122)

	TOTAL INVESTMENTS - 92.8% (Cost - $10,687,345) (b)	$10,965,934

	OTHER ASSETS AND LIABILITIES - 7.2%	844,658

	TOTAL NET ASSETS - 100.0%	$11,810,592

*	Non-income producing securities.

+	All or a portion of this investment is a holding of the James Alpha Cayman Commodity Fund I Ltd.

^	Floating rate security, rate shown represents the rate at Februrary 28, 2015.

#	All or a portion of this security is segregated as collateral for open swap contracts.

(a)	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At February 28, 2015 these securities amounted to $1,254,448 or 10.6% of net assets.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $10,728,265 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$487,600
Unrealized depreciation:	(249,931)
Net unrealized appreciation:	$237,669

Long (Short)		Unrealized
Contracts		Gain/(Loss)
	OPEN LONG FUTURES CONTRACTS - (0.5)%
12	Crude Oil Future, Maturing June 2016 +
	(Underlying Face Amount at Value $752,400)	$3,600
2	Euro BTP Italian Government Bond Future, Maturing March 2015
	(Underlying Face Amount at Value $315,790)	10,781
5	Gold Future, Maturing June 2015 +
	(Underlying Face Amount at Value $607,000)	(39,000)
2	Long Gilt Future, Maturing June 2015
	(Underlying Face Amount at Value $366,382)	(2,874)
	NET UNREALIZED LOSS FROM OPEN LONG FUTURE CONTRACTS	$(27,493)

	OPEN SHORT FUTURES CONTRACTS - (0.3)%
(3)	10 YR AUD Government Bond, Maturing March 2015
	(Underlying Face Amount at Value $2,120,024)	(9,966)
(4)	10 YR Mini JBG Future, Maturing March 2015
	(Underlying Face Amount at Value $494,000)	(3,177)
(4)	Copper Future, Maturing May 2015 +
	(Underlying Face Amount at Value $269,150)	(1,150)
(14)	Crude Oil Future, Maturing July 2015
	(Underlying Face Amount at Value $776,160)	(6,360)
(2)	Euro-Bund Future, Maturing March 2015
	(Underlying Face Amount at Value $357,414)	(12,888)

See accompanying notes to financial statements.

63

CONSOLIDATED SCHEDULES OF INVESTMENTS
JAMES ALPHA GLOBAL ENHANCED REAL RETURN PORTFOLIO (Unaudited) (Continued)
February 28, 2015

Long (Short)		Unrealized
Contracts		Gain/(Loss)
(2)	Natural Gas Future, Maturing April 2015 +
	(Underlying Face Amount at Value $5,468)	$5,160
(17)	S&P E-mini Future, Maturing March 2005
	(Underlying Face Amount at Value $1,787,338)	(61,013)
(3)	US 10 Year Future, Maturing June 2015
	(Underlying Face Amount at Value $383,391)	562
(2)	US Long Bond Future, Maturing June 2015
	(Underlying Face Amount at Value $323,688)	125
	NET UNREALIZED LOSS FROM OPEN SHORT FUTURES CONTRACTS	$(88,707)

	OPEN CREDIT DEFAULT SWAPS - (0.2)%

Notional				Pay/Receive		Unrealized
Amount	Reference Entity	Counterparty	Expiration Date	Fixed Rate	Fixed Rate	(Loss)
Bought Protection:
$588,000	CDX.NA.HY.20	J.P. Morgan Chase	6/20/2018	Pay	5.00%	$(27,167)
196,000	CDX.NA.HY.20	J.P. Morgan Chase	6/20/2018	Pay	5.00%	(10,818)
2,000,000	French Republic	J.P. Morgan Chase	9/20/2016	Pay	0.25%	(16,962)
	Total Unrealized (Loss) from Open Credit Default Swaps					$(54,947)

	OPEN TOTAL RETURN SWAPS CONTRACTS - (0.6)%

Notional				Pay/Receive		Unrealized
Amount	Reference Entity	Counterparty	Expiration Date	Fixed Rate	Fixed Rate	Gain/(Loss)
$500,000	CS Multi-Asset Futures - Heating Oil Excess Return Index (A commodity total return swap on Heating Oil Futures) +	Credit Suisse	3/5/2015	Pay	0.10%	$55,085
500,000	CS Multi-Asset Futures - Milling Wheat Excess Return Index (A commodity total return swap on Milling Wheat Futures) +	Credit Suisse	3/5/2015	Pay	0.30%	(14,972)
500,000	CS Multi-Asset Futures - Soybeans Excess Return Index (A commodity total return swap on Soybeans Futures) +	Credit Suisse	3/5/2015	Pay	0.12%	23,098
500,000	CS Multi-Asset Futures - White Sugar Excess Return Index (A commodity total return swap on White Sugar Futures) +	Credit Suisse	3/5/2015	Pay	0.25%	(15,194)
500,000	CS Multi-Asset Futures - HRW Wheat Excess Return Index (A commodity total return swap on HRW Wheat Futures) +	Credit Suisse	3/5/2015	Pay	0.00%	23,552
500,000	CS Multi-Asset Futures Soybean Oil Excess Return Index (A commodity total return swap on Soybean Oil Futures) +	Credit Suisse	3/5/2015	Pay	0.00%	(16,176)
500,000	CS Multi-Asset Futures - Sugar #11 Excess Return Index (A commodity total return swap on Sugar Futures) +	Credit Suisse	3/5/2015	Pay	0.00%	20,922
500,000	CS Multi-Asset Futures - RBOB Gasoline Excess Return Index (A commodity total return swap on Gasoline Futures) +	Credit Suisse	3/5/2015	Pay	0.00%	(62,194)
5,000,000	BAML Congestion Version 3 Leveraged W3 CD Index (A commodity total return swap on long and short commodity futures with different expiration dates) +	BofA Merrill Lynch	3/25/2015	Pay	1.00%	(20,504)

See accompanying notes to financial statements.

64

CONSOLIDATED SCHEDULES OF INVESTMENTS
JAMES ALPHA GLOBAL ENHANCED REAL RETURN PORTFOLIO (Unaudited) (Continued)
February 28, 2015

Notional				Pay/Receive		Unrealized
Amount	Reference Entity	Counterparty	Expiration Date	Fixed Rate	Fixed Rate	Gain/(Loss)
$1,000,000	J.P. Morgan ETF Efficiente 8 RC Index (A total return swap on a multi asset momentum volatility index strategy)	J.P. Morgan Chase	3/25/2015	Pay	0.00%	$(2,552)
1,500,000	BAML MLBW3C0 Index (A commodity total return swap on long and short commodity futures with different expiration dates) +	BofA Merrill Lynch	3/25/2015	Pay	0.80%	(2,271)
1,500,000	BAML MLBW3C0 Index (A commodity total return swap on long and short commodity futures with different expiration dates) +	BofA Merrill Lynch	3/25/2015	Pay	0.80%	(2,085)
800,000	CS Backwardation RV Excess Return Index (A commodity total return swap short the Bloomberg Commodity Index and long additional commodity futures) +	Credit Suisse	3/25/2015	Pay	0.50%	(35,362)
1,000,000	BAML Congestion Version 3 Leveraged W3 CD Index (A commodity total return swap on long and short commodity futures with different expiration dates) +	BofA Merrill Lynch	3/25/2015	Pay	1.00%	(6,528)
1,000,000	Atlantic Dynamic HYIGS Barclays Credit Index (A total return swap on a high yield investment grade security index) +	Barclays	2/2/2016	Pay	0.80%	14,225
	Total Unrealized Gain from Open Total Return Swaps					$(40,956)

+  All or a portion of this investment is a holding of the James Alpha Cayman Commodity Fund I Ltd.

See accompanying notes to financial statements.

65

SCHEDULES OF INVESTMENTS
JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO (Unaudited)
February 28, 2015

Shares		Value
	COMMON STOCK - 98.7%
	ASIA PACIFIC - 20.0%
	AUSTRALIA - 1.5%
1,832,708	Scentre Group	$5,535,603

	CHINA - 1.8%
1,087,900	Dalian Wanda Commercial Properties Co. Ltd. *	6,656,461

	HONG KONG - 5.3%
964,000	Great Eagle Holdings Ltd.	3,331,425
1,009,000	Hang Lung Properties Ltd.	2,862,411
348,800	Hopewell Holdings Ltd.	1,302,097
1,945,200	Link REIT	12,416,170
		19,912,103
	JAPAN - 9.1%
200,900	Aeon Mall Co. Ltd.	3,884,649
2,914	GLP J-REIT	3,191,222
764	Japan Real Estate Investment Corp.	3,806,588
279,100	Mitsubishi Estate Co. Ltd.	6,517,855
252,000	Mitsui Fudosan Co. Ltd.	6,923,575
841	Nippon Building Fund, Inc.	4,218,358
1,458	Nippon Prologis REIT, Inc. - REIT	3,364,053
249,400	Tokyu Fudosan Holdings Corp.	1,703,392
		33,609,692
	SINGAPORE - 2.3%
432,900	Fortune Real Estate Investment Trust	491,234
4,189,600	Global Logistic Properties Ltd.	7,979,310
		8,470,544

	TOTAL ASIA PACIFIC (Cost - $82,359,363)	74,184,403

	EUROPE - 7.8%
	FRANCE - 3.6%
268,900	Klepierre	13,166,254

	NORWAY - 0.0%
16,200	Entra ASA *	180,732

	UNITED KINGDOM - 4.2%
508,657	Great Portland Estates PLC	6,290,930
807,200	Tritax Big Box REIT PLC	1,415,486
909,800	UNITE Group PLC	7,731,025
		15,437,441

	TOTAL EUROPE (Cost - $26,268,182)	28,784,427

	NORTH AMERICA - 70.9%
	CANADA - 2.1%
165,600	Boardwalk Real Estate Investment Trust	7,853,838

See accompanying notes to financial statements.

66

SCHEDULES OF INVESTMENTS
JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO (Unaudited) (Continued)
February 28, 2015

Shares		Value
	NORTH AMERICA - 70.9% (Continued)
	UNITED STATES - 68.8%
624,483	America First Multifamily Investors LP	$3,603,267
251,600	American Campus Communities, Inc.	10,383,532
130,000	American Realty Capital Properties, Inc.	1,275,300
446,100	American Residential Properties, Inc. *	7,735,374
198,400	American Tower Corp.	19,669,376
504,000	ARMOUR Residential REIT, Inc. - REIT	1,602,720
329,591	Ashford Hospitality Prime, Inc.	5,362,446
448,967	Campus Crest Communities, Inc.	3,497,453
898,200	CatchMark Timber Trust, Inc. - Cl. A	10,895,166
182,300	Chatham Lodging Trust	5,290,346
777,900	CorEnergy Infrastructure Trust, Inc.	5,227,488
75,100	Corrections Corp. of America	2,995,739
52,200	Easterly Government Properties, Inc. *	840,420
106,300	Education Realty Trust, Inc.	3,726,878
686,300	Ellington Financial LLC	14,055,424
136,831	Ellington Residential Mortgage REIT	2,235,818
98,100	Equinix, Inc.	21,991,567
272,800	First Potomac Realty Trust	3,259,960
577,200	Gaming and Leisure Properties, Inc.	19,538,220
112,800	Health Care REIT, Inc.	8,698,008
104,300	HFF, Inc. - Cl. A	3,710,994
17,428	Howard Hughes Corp. *	2,610,540
436,838	New Senior Investment Group, Inc.	7,356,352
149,300	PennyMac Mortgage Investment Trust	3,200,992
380,100	Physicians Realty Trust	6,252,645
212,500	QTS Realty Trust, Inc. - Cl. A	7,609,625
62,900	RE/MAX Holdings, Inc. - Cl. A	2,060,604
70,000	Realogy Holdings Corp. *	3,220,000
533,000	Rexford Industrial Realty, Inc.	8,549,320
20,200	SBA Communications Corp. - Cl. A *	2,519,142
880,200	Select Income REIT	21,732,138
146,225	Senior Housing Properties Trust	3,268,129
416,600	Tanger Factory Outlet Centers, Inc.	14,768,470
180,000	Taubman Centers, Inc.	13,021,200
190,505	Western Asset Mortgage Capital Corp.	2,857,575
		254,622,228

	TOTAL NORTH AMERICA (Cost - $276,639,467)	262,476,066

	TOTAL COMMON STOCK (Cost - $385,267,012)	365,444,896

	SHORT-TERM INVESTMENTS - 0.7%
2,635,124	Milestone Treasury Obligations Portfolio, Institutional Class	2,635,124
	(Cost - $2,635,124)

	TOTAL INVESTMENTS - 99.4% (Cost - $387,902,136)(a)	$368,080,020

	OTHER ASSETS AND LIABILITIES - 0.6%	2,037,243

	TOTAL NET ASSETS - 100.0%	$370,117,263

*	Non-income producing securities.

PLC - Public Liability Company

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $387,177,746 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$4,797,268
Unrealized depreciation:	(23,894,994)
Net unrealized depreciation:	$(19,097,726)

See accompanying notes to financial statements.

67

SCHEDULES OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO (Unaudited)
February 28, 2015

Shares		Value
	COMMON STOCK - 68.5%
	APPAREL - 0.4%
757	Deckers Outdoor Corp. * +	$56,200

	BIOTECHNOLOGY - 1.1%
2,580	Achillion Pharmaceuticals, Inc. *	31,321
3,131	Cellular Dynamics International, Inc. * +	17,001
200	Juno Therapeutics, Inc. * +	9,384
9,908	NeoGenomics, Inc. *	44,982
3,890	Pfenex, Inc. *	57,183
111	Ultragenyx Pharmaceutical, Inc. *	6,024
		165,895
	COMMERCIAL SERVICES - 5.7%
973	Cardtronics, Inc. * +	35,602
535	CoStar Group, Inc. * +	106,551
1,651	Euronet Worldwide, Inc. * +	93,281
2,933	ExamWorks Group, Inc. * +	118,493
3,803	HMS Holdings Corp. * +	66,705
1,746	KAR Auction Services, Inc. +	63,677
3,875	LifeLock, Inc. * +	54,173
3,768	On Assignment, Inc. *	143,975
2,786	Paylocity Holding Corp. *	83,274
808	TriNet Group, Inc. *	29,363
350	WEX, Inc. *	37,446
2,500	Xoom Corp. *	42,625
		875,165
	COMPUTERS - 1.8%
1,460	Fleetmatics Group PLC * +	60,167
5,993	LivePerson, Inc. *	69,129
3,317	Qualys, Inc. *	152,682
		281,978
	DIVERSIFIED FINANCIAL SERVICES - 1.2%
4,812	Ellington Financial LLC	98,550
1,415	WageWorks, Inc. *	81,292
		179,842
	ELECTRONICS - 0.4%
1,721	IMAX Corp. * +	60,183

	ENGINEERING & CONSTRUCTION - 0.5%
52,600	Hopewell Highway Infrastructure Ltd.	25,435
400	SBA Communications Corp. - Cl. A *	49,884
		75,319
	ENTERTAINMENT - 1.3%
5,200	Gaming and Leisure Properties, Inc. +	176,020
960	Lions Gate Entertainment Corp. +	31,286
		207,306
	ENVIRONMENTAL CONTROL - 0.5%
6,075	Heritage-Crystal Clean, Inc. * +	74,722

	GAS - 1.7%
4,100	Western Gas Equity Partners LP	256,414

See accompanying notes to financial statements.

68

SCHEDULES OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO (Unaudited) (Continued)
February 28, 2015

Shares		Value
	COMMON STOCK - 68.5% (Continued)
	HEALTHCARE-PRODUCTS - 1.2%
822	Bio-Techne Corp.	$80,170
5,186	GenMark Diagnostics, Inc. * +	65,914
1,122	Inogen, Inc. *+	37,306
381	iRadimed Corp. *+	5,525
		188,915
	HEALTHCARE-SERVICES - 1.9%
1,971	Acadia Healthcare Co., Inc. * +	124,626
760	Adeptus Health, Inc. - Cl. A * +	33,706
40	Invitae Corp. *	747
1,017	Premier, Inc. - Cl. A *	37,283
1,111	Surgical Care Affiliates, Inc. *	36,085
3,876	T2 Biosystems, Inc. *	64,264
		296,711
	INSURANCE - 0.1%
2,846	Health Insurance Innovations, Inc. - Cl. A * +	20,491

	INTERNET - 4.6%
7,021	Attunity Ltd. * +	64,453
2,301	Cogent Communications Holdings, Inc. +	84,493
1,000	Equinix, Inc.	224,175
1,632	Marketo, Inc. * +	45,614
2,930	RingCentral, Inc. - Cl. A *	46,206
1,517	Shutterfly, Inc. *	72,831
1,592	Textura Corp. * +	44,910
6,395	Yodlee, Inc. *	82,432
2,496	zulily, Inc. - Cl. A *	34,969
		700,083
	INVESTMENT COMPANIES - 0.3%
3,956	Acacia Research Corp. +	49,608

	LODGING - 0.6%
4,424	La Quinta Holdings, Inc. * +	98,257

	MISCELLANEOUS MANUFACTURING - 0.4%
1,893	TriMas Corp. * +	56,714

	OIL & GAS - 1.6%
5,350	Delek Logistics Partners LP	223,523
19,410	Sanchez Production Partners LLC *	26,398
		249,921
	PHARMACEUTICALS - 2.6%
6,236	BioDelivery Sciences International, Inc. *+	93,509
396	Catalent, Inc. * +	11,076
768	GW Pharmaceuticals PLC * +	62,147
5,668	Keryx Biopharmaceuticals, Inc. * +	68,923
5,193	Lipocine, Inc. *	37,597
1,245	Radius Health, Inc. *	53,099
2,831	Repros Therapeutics, Inc. *	26,074
2,551	Revance Therapeutics, Inc. *	40,944
400	Zosano Pharma Corp. *	4,152
		397,521

See accompanying notes to financial statements.

69

SCHEDULES OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO (Unaudited) (Continued)
February 28, 2015

Shares		Value
	COMMON STOCK - 68.5% (Continued)
	PIPELINES - 14.0%
6,310	Atlas Energy LP	$201,920
4,410	Atlas Pipeline Partners LP	117,438
5,660	Cheniere Energy Partners LP	173,479
3,080	Energy Transfer Equity LP	196,720
7,210	EnLink Midstream LLC	240,526
4,500	Enterprise Products Partners LP	150,030
2,270	MarkWest Energy Partners LP	147,437
2,730	Plains All American Pipeline LP	136,200
4,280	Rose Rock Midstream LP	198,506
5,320	Tallgrass Energy Partners LP	254,349
3,730	Williams Cos., Inc.	182,919
3,014	Williams Partners LP	154,136
		2,153,660
	REAL ESTATE - 2.9%
5,700	America First Multifamily Investors LP	32,889
19,100	Dalian Wanda Commercial Properties Co. Ltd. *	116,866
700	Entra ASA *	7,809
61,400	Global Logistic Properties Ltd.	116,939
700	HFF, Inc. - Cl. A	24,906
28,700	Hopewell Holdings Ltd.	107,139
600	RE/MAX Holdings, Inc. - Cl. A	19,656
3,000	UNITE Group PLC	25,492
		451,696
	REITS - 14.5%
3,301	American Residential Properties, Inc. *	57,239
1,684	American Tower Corp.	166,952
4,429	Ashford Hospitality Prime, Inc.	72,060
1,700	Boardwalk Real Estate Investment Trust	80,625
6,500	Campus Crest Communities, Inc.	50,635
3,311	CatchMark Timber Trust, Inc. - Cl. A	40,162
1,742	Chatham Lodging Trust	50,553
8,051	CorEnergy Infrastructure Trust, Inc.	54,103
830	Corrections Corp. of America	33,109
4,244	CyrusOne, Inc. +	126,132
394	Easterly Government Properties, Inc. *	6,343
1,100	Education Realty Trust, Inc.	38,566
4,000	Fortune Real Estate Investment Trust	4,539
27	GLP J-Reit	29,569
4,300	Great Portland Estates PLC	53,181
900	Health Care REIT, Inc.	69,399
8	Japan Real Estate Investment Corp.	39,860
846	Klepierre	41,423
17,400	Link REIT	111,064
6,678	New Senior Investment Group, Inc.	112,458
5	Nippon Building Fund, Inc.	25,079
26	Nippon Prologis REIT, Inc. - REIT	59,990
5,491	PennyMac Mortgage Investment Trust +	117,727
3,670	Physicians Realty Trust	60,371
1,900	QTS Realty Trust, Inc. - Cl. A	68,039
4,937	Rexford Industrial Realty, Inc.	79,189
15,940	Scentre Group	48,146
7,990	Select Income REIT	197,273
3,800	Tanger Factory Outlet Centers, Inc.	134,710
1,670	Taubman Centers, Inc.	120,808
11,379	Tritax Big Box REIT Plc - REIT	19,954
3,683	Western Asset Mortgage Capital Corp.	55,245
		2,224,503

See accompanying notes to financial statements.

70

SCHEDULES OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO (Unaudited) (Continued)
February 28, 2015

Shares		Value
	COMMON STOCK - 68.5% (Continued)
	RETAIL - 1.3%
2,894	Boot Barn Holdings, Inc. * +	$71,221
1,521	Copart, Inc. * +	56,916
2,127	Five Below, Inc. * +	67,500
		195,637
	SOFTWARE - 5.4%
836	Castlight Health, Inc. - Cl. B * +	6,094
1,267	Demandware, Inc. * +	80,062
999	Five9, Inc. * +	3,896
1,636	Guidewire Software, Inc. * +	91,060
6,742	inContact, Inc. * +	78,949
2,393	Infoblox, Inc. * +	55,637
8,196	Kofax Ltd. * +	55,897
2,577	Paycom Software, Inc. *	82,155
8,476	Rally Software Development Corp. *	100,864
1,888	SS&C Technologies Holdings, Inc.	114,564
3,307	Tangoe, Inc. * +	41,040
240	Ultimate Software Group, Inc. *	39,515
1,870	Upland Software, Inc. *	13,184
2,387	Veeva Systems, Inc. - Cl. A * +	73,687
		836,604
	TELECOMMUNICATIONS - 1.4%
3,051	GTT Communications, Inc. * +	47,321
6,964	ID Systems, Inc. * +	44,918
3,148	Numerex Corp. *	35,604
10,843	ShoreTel, Inc. *	80,780
		208,623
	TRANSPORTATION - 1.1%
6,390	GasLog Partners LP	162,562

	TOTAL COMMON STOCK (Cost - $10,269,501)	10,524,530

	EXCHANGE TRADED FUNDS - 30.1%
	DEBT FUNDS - 13.9%
3,403	iShares 10+ Year Credit Bond ETF	213,742
1,237	iShares 20+ Year Treasury Bond ETF	160,229
5,473	iShares Emerging Markets Local Currency Bond ETF	248,529
5,783	iShares iBoxx $ High Yield Corporate Bond ETF	531,458
1,794	iShares iBoxx $ Investment Grade Corporate Bond ETF	218,508
19,097	iShares US Preferred Stock ETF	766,935
		2,139,401
	EQUITY FUNDS - 16.2%
9,920	iShares Core High Dividend ETF	770,189
7,388	iShares International Select Dividend ETF	262,569
23,514	WisdomTree Equity Income Fund	1,459,514
		2,492,272

	TOTAL EXCHANGE TRADED FUNDS (Cost - $4,549,119)	4,631,673

	SHORT-TERM INVESTMENTS - 2.9%
451,863	Milestone Treasury Obligations Portfolio, Institutional Class	451,863
	(Cost - $451,863)

	TOTAL INVESTMENTS - 101.5% (Cost - $15,270,483)(a)	$15,608,066

	OTHER ASSETS AND LIABILITIES - (1.5)%	(234,168)

	TOTAL NET ASSETS - 100.0%	$15,373,898

See accompanying notes to financial statements.

71

SCHEDULES OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO (Unaudited) (Continued)
February 28, 2015

Shares		Value
	SECURITIES SOLD SHORT - (15.5)% *
	COMMON STOCK - (9.3)%
	AEROSPACE/DEFENSE - (0.6)%
1,545	Aerovironment, Inc.	$42,349
658	Kaman Corp.	27,307
341	National Presto Industries, Inc.	20,678
		90,334
	APPAREL - (0.2)%
1,034	Wolverine World Wide, Inc.	31,599

	BIOTECHNOLOGY - (0.4)%
1,615	Myriad Genetics, Inc.	55,023

	DIVERSIFIED FINANCIAL SERVICES - (0.2)%
10,019	Higher One Holdings, Inc.	33,063

	ENTERTAINMENT - (0.3)%
1,900	DreamWorks Animation SKG, Inc. - Cl. A	40,679

	FOOD - (1.0)%
7,263	Fairway Group Holdings Corp. - Cl. A	40,455
2,080	Fresh Market, Inc.	79,165
931	Snyder’s-Lance, Inc.	28,721
		148,341

	HEALTHCARE-PRODUCTS - (1.4)%
2,340	Genomic Health, Inc.	71,136
2,081	Mindray Medical International Ltd. - ADR	58,809
4,313	Novadaq Technologies, Inc.	71,380
2,470	OraSure Technologies, Inc.	17,685
		219,010

	HOUSEHOLD-PRODUCTS/WARES - (0.4)%
2,496	Tumi Holdings, Inc.	58,381

	INTERNET - (0.1)%
797	Overstock.com, Inc.	18,108

	LEISURE TIME - (0.5)%
8,676	Callaway Golf Co.	77,997

	MACHINERY-DIVERSIFIED - (0.5)%
840	Lindsay Corp.	73,567

	MEDIA - (0.8)%
7,079	World Wrestling Entertainment, Inc. - Cl. A	116,379

	METAL FABRICATE/HARDWARE - (0.3)%
329	Valmont Industries, Inc.	41,010

	PACKAGING & CONTAINERS - (0.2)%
740	Greif, Inc.	32,560

	PHARMACEUTICALS - (0.3)%
1,510	Enanta Pharmaceuticals, Inc.	54,088

	RETAIL - (0.9)%
10,600	hhgregg, Inc.	67,840
2,792	PetMed Express, Inc.	42,969
2,577	Potbelly Corp.	34,635
		145,444

See accompanying notes to financial statements.

72

SCHEDULES OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO (Unaudited) (Continued)
February 28, 2015

Shares		Value
	SECURITIES SOLD SHORT - (15.5)% *
	COMMON STOCK - (9.3)% (Continued)
	SOFTWARE - (0.8)%
2,196	ManTech International Corp. - Cl. A	$72,688
3,237	Quality Systems, Inc.	56,259
		128,947
	TOYS/GAMES/HOBBIES - (0.1)%
7,937	LeapFrog Enterprises, Inc. - Cl. A	20,398

	TRANSPORTATION - (0.3)%
1,660	Echo Global Logistics, Inc.	48,207

	TOTAL COMMON STOCK (Proceeds - $1,366,047)	1,433,135

	EXCHANGE TRADED FUNDS - (6.2)%
	EQUITY FUND - (6.2)%
7,767	iShares Russell 2000 ETF	951,846

	TOTAL EXCHANGE TRADED FUNDS (Proceeds - $918,137)	951,846

	TOTAL SECURITIES SOLD SHORT (Proceeds - $2,284,184)(a)	$2,384,981

*	Non-income producing securities

+	All or a portion of this security is held as collateral for securities sold short

PLC - Public Liability Company

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $12,986,299 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$821,030
Unrealized depreciation:	(584,244)
Net unrealized appreciation:	$236,786

See accompanying notes to financial statements.

73

STATEMENTS OF ASSETS AND LIABILITIES
February 28, 2015 (Unaudited)

	Large	Large
	Capitalization	Capitalization	Mid	Small	International
	Value	Growth	Capitalization	Capitalization	Equity
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Assets:
Investments, at cost (including collateral on loaned securities Note 5)	$28,680,215	$26,719,579	$15,149,768	$10,750,571	$8,022,832
Investments, at value (including collateral on loaned securities Note 5)	$31,899,660	$37,164,310	$20,596,838	$14,093,472	$7,851,600
Foreign Cash (Cost $ -, -, -, -, $19,050)	—	—	—	—	19,049
Receivable for securities sold	82,187	1,197,042	—	—	29,120
Receivable for fund shares sold	7,045	39,709	4,576	1,080	881
Interest and dividends receivable	16,130	34,555	12,229	8,712	24,799
Prepaid expenses and other assets	15,933	26,506	11,979	11,769	11,693
Total Assets	32,020,955	38,462,122	20,625,622	14,115,033	7,937,142

Liabilities:
Securities lending collateral	1,406,946	13,908	1,059,645	826,962	—
Payable for securities purchased	917,737	1,496,088	21,632	—	91,622
Payable for fund shares redeemed	23,832	15,343	4,871	2,093	874
Payable to manager	14,546	17,645	10,880	6,534	4,370
Administration fees payable	4,288	5,805	3,052	1,856	1,139
Custody fees payable	2,142	1,742	4,292	1,934	10,677
Trustee fees payable	2,541	3,044	2,085	1,397	954
Payable for distribution (12b-1) fees	1,031	2,869	1,474	333	157
Unrealized depreciation on forward currency exchange contracts	—	—	—	—	737
Accrued expenses and other liabilities	5,446	10,795	5,962	4,225	3,513
Total Liabilities	2,378,509	1,567,239	1,113,893	845,334	114,043

Net Assets	$29,642,446	$36,894,883	$19,511,729	$13,269,699	$7,823,099

Net Assets:
Par value of shares of beneficial interest	$13,032	$13,424	$13,856	$13,511	$7,535
Paid in capital	28,482,778	27,211,103	14,086,982	9,322,956	10,300,579
Undistributed net investment income (loss)	40,612	(19,402)	(4,290)	(35,086)	(35,669)
Accumulated net realized gain (loss) on investments	(2,113,421)	(754,973)	(31,889)	625,417	(2,277,190)
Net unrealized appreciation (depreciation) on investments	3,219,445	10,444,731	5,447,070	3,342,901	(172,156)
Net Assets	$29,642,446	$36,894,883	$19,511,729	$13,269,699	$7,823,099

Net Asset Value Per Share
Class I
Net Assets	$28,120,282	$31,631,858	$15,397,205	$12,772,920	$7,565,588
Shares of beneficial interest outstanding	1,226,818	1,127,783	1,070,458	1,279,103	726,702
Net asset value/offering price per share (a)	$22.92	$28.05	$14.38	$9.99	$10.41

Class A
Net Assets	$171,486	$2,094,362	$3,489,717	$16,486	$12,079
Shares of beneficial interest outstanding	7,661	77,603	262,184	1,717	1,156
Net asset value (a)	$22.38	$26.99	$13.31	$9.60	$10.45
Offering price per share	$23.75	$28.64	$14.12	$10.19	$11.09
(maximum sales charge of 5.75%)

Class C
Net Assets	$1,350,678	$3,168,663	$624,807	$480,293	$245,432
Shares of beneficial interest outstanding	68,285	136,772	53,093	70,173	25,670
Net asset value/offering price per share (b)	$19.78	$23.17	$11.77	$6.84	$9.56

(a)	Redemption price per share. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

(b)	Redemption price per C share varies based on length of time shares are held. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

See accompanying notes to financial statements.

74

STATEMENTS OF ASSETS AND LIABILITIES
February 28, 2015 (Unaudited)

					Investment
	Health &	Technology &	Energy & Basic	Financial	Quality
	Biotechnology	Communications	Materials	Services	Bond
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Assets:
Investments, at cost (including collateral on loaned securities Note 5)	$14,874,009	$33,090,750	$3,328,323	$1,185,230	$10,304,691
Investments, at value (including collateral on loaned securities Note 5)	$24,516,741	$49,883,453	$3,350,386	$1,865,186	$10,557,179
Receivable for securities sold	128,279	122,710	80,589	44,102	—
Receivable for fund shares sold	143	13,091	25,143	138	4,647
Interest and dividends receivable	70,234	52,734	10,362	2,580	79,114
Prepaid expenses and other assets	16,252	43,609	13,676	9,465	15,256
Total Assets	24,731,649	50,115,597	3,480,156	1,921,471	10,656,196

Liabilities:
Securities lending collateral	—	1,335,433	—	—	1,163,657
Due to Custodian	—	—	57,308	—
Payable for securities purchased	—	576,298	—	23,575	—
Payable for fund shares redeemed	29,007	21,735	154	2,735	4,961
Payable to manager	23,373	45,760	3,433	860	3,994
Administration fees payable	3,120	7,726	246	—	928
Custody fees payable	1,871	6,685	1,855	1,489	811
Trustee fees payable	2,073	4,678	650	216	911
Payable for distribution (12b-1) fees	4,527	11,423	339	86	1,203
Distribution payable	—	—	—	—	716
Accrued expenses and other liabilities	14,810	35,999	3,903	443	2,012
Total Liabilities	78,781	2,045,737	67,888	29,404	1,179,193

Net Assets	$24,652,868	$48,069,860	$3,412,268	$1,892,067	$9,477,003

Net Assets:
Par value of shares of beneficial interest	$7,766	$28,250	$2,451	$2,115	$9,741
Paid in capital	13,742,959	29,708,066	4,085,244	2,461,554	9,184,005
Undistributed net investment income (loss)	(91,940)	(9,844)	(61,207)	(26,617)	7,825
Accumulated net realized gain (loss) on investments	1,351,351	1,550,685	(636,218)	(1,224,920)	22,944
Net unrealized appreciation (depreciation) on investments	9,642,732	16,792,703	21,998	679,935	252,488
Net Assets	$24,652,868	$48,069,860	$3,412,268	$1,892,067	$9,477,003

Net Asset Value Per Share
Class I
Net Assets	$13,543,928	$22,871,522	$2,498,479	$1,687,678	$8,980,196
Shares of beneficial interest outstanding	411,324	1,272,232	176,041	186,476	923,118
Net asset value/offering price per share (a)	$32.93	$17.98	$14.19	$9.05	$9.73

Class A
Net Assets	$8,603,880	$17,803,904	$778,426	$137,947	$111,368
Shares of beneficial interest outstanding	275,390	1,052,894	59,123	16,085	11,439
Net asset value (a)	$31.24	$16.91	$13.17	$8.58	$9.74
Offering price per share	$33.15	$17.94	$13.97	$9.10	$10.33
(maximum sales charge of 5.75%)

Class C
Net Assets	$2,505,060	$7,394,434	$135,363	$66,442	$385,439
Shares of beneficial interest outstanding	89,319	499,920	12,247	8,608	39,571
Net asset value/offering price per share (b)	$28.05	$14.79	$11.05	$7.72	$9.74

(a)	Redemption price per share. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

(b)	Redemption price per C share varies based on length of time shares are held. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

See accompanying notes to financial statements.

75

STATEMENTS OF ASSETS AND LIABILITIES
February 28, 2015 (Unaudited)

		U.S.	James Alpha	James Alpha	James Alpha
	Municipal	Government	Global Enhanced	Global Real Estate	Multi Strategy
	Bond	Money Market	Real Return	Investments	Alternative Income
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
			(Consolidated)
Assets:
Investments, at cost (including collateral on loaned securities Note 5)	$1,118,706	$11,841,000	$10,687,345	$387,902,136	$15,270,483
Investments, at value (including collateral on loaned securities Note 5)	$1,161,951	$11,841,000	$10,965,934	$368,080,020	$15,608,066
Cash	—	327	473,736	734,660	—
Deposit at Broker	—	—	391,934	—	2,269,502
Unrealized appreciation on futures	—	—	20,228	—	—
Unrealized appreciation on swaps	—	—	136,882	—	—
Unrealized appreciation on forward currency exchange contracts	—	—	263,392	—	—
Receivable for securities sold	—	—	359,045	11,798,875	160,190
Receivable for fund shares sold	340	30,964	—	544,858	—
Premiums paid on open swap contracts	—	—	12,635	—	—
Interest and dividends receivable	11,426	49	19,178	907,098	4,185
Receivable from manager	1,771	13,025	—	—	—
Prepaid expenses and other assets	8,431	27,192	16,517	68,215	16,038
Total Assets	1,183,919	11,912,557	12,659,481	382,133,726	18,057,981

Liabilities:
Due to Custodian	—	—	—	—	15,301
Securities sold short (Cost $ -, -, -, -, $2,284,184)	—	—	—	—	2,384,981
Payable for securities purchased	—	—	302,045	10,220,529	257,812
Payable for fund shares redeemed	863	20,787	326	1,228,377	—
Payable to manager	—	—	885	268,431	20,645
Unrealized depreciation of futures	—	—	136,428	—	—
Unrealized depreciation on forward currency exchange contracts	—	—	118,620	—
Unrealized depreciation on swaps	—	—	232,785	—	—
Premium received on open swap contract	—	—	31,849	—	—
Supervisory fee payable	—	—	1,250	30,557	785
Administration fees payable	223	—	4,783	53,707	617
Custody fees payable	552	—	4,800	9,377	—
Trustee fees payable	180	—	3,667	20,363	1,038
Payable for distribution (12b-1) fees	1,631	232	2,038	90,489	10
Distributions payable	27	2	—	1,290	—
Accrued expenses and other liabilities	616	42	9,413	93,343	2,894
Total Liabilities	4,092	21,063	848,889	12,016,463	2,684,083

Net Assets	$1,179,827	$11,891,494	$11,810,592	$370,117,263	$15,373,898

Net Assets:
Par value of shares of beneficial interest	$1,211	$118,230	$11,712	$175,110	$15,105
Paid in capital	1,132,692	11,773,277	12,514,001	378,829,819	15,067,850
Undistributed net investment income (loss)	—	(13)	(232,964)	2,161,676	15,165
Accumulated net realized gain (loss) on investments, short sells, options, futures contracts, swaps and foreign currency transactions	2,679	—	(693,415)	8,788,089	38,991
Net unrealized appreciation (depreciation) on investments, short sells, futures contracts, swaps and foreign currency transactions	43,245	—	211,258	(19,837,431)	236,787
Net Assets	$1,179,827	$11,891,494	$11,810,592	$370,117,263	$15,373,898

Net Asset Value Per Share
Class I
Net Assets	$976,329	$10,503,599	$7,344,793	$202,686,835	$15,351,127
Shares of beneficial interest outstanding	100,215	10,521,427	724,954	9,481,389	1,508,234
Net asset value/offering price per share (a)	$9.74	$1.00	$10.13	$21.38	$10.18

Class A
Net Assets	$13,595	$238,758	$2,870,188	$94,519,043	$12,677
Shares of beneficial interest outstanding	1,394	238,765	284,564	4,484,734	1,246
Net asset value (a)	$9.75	$1.00	$10.09	$21.08	$10.17
Offering price per share	$10.34	$1.06	$10.71	$22.37	$10.79
(maximum sales charge of 5.75%)

Class C
Net Assets	$189,903	$1,149,137	$1,595,611	$72,911,385	$10,094
Shares of beneficial interest outstanding	19,450	1,148,663	161,105	3,443,496	994
Net asset value/offering price per share (b)	$9.76	$1.00	$9.90	$21.17	$10.15

(a)	Redemption price per share. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

(b)	Redemption price per C share varies based on length of time shares are held. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

See accompanying notes to financial statements.

76

STATEMENTS OF OPERATIONS
For the Six Months Ended February 28, 2015 (Unaudited)

	Large	Large
	Capitalization	Capitalization	Mid	Small	International
	Value	Growth	Capitalization	Capitalization	Equity
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income:
Dividend income	$184,542	$208,517	$130,542	$76,139	$72,472
Interest income	20	13	9	11	7
Securities lending income	23,018	1,394	841	167	—
Less: Foreign withholding taxes	(285)	—	(240)	(315)	(9,715)
Total Investment Income	207,295	209,924	131,152	76,002	62,764

Operating Expenses:
Management fees	91,600	113,235	67,142	41,420	28,228
Distribution (12b-1) fees
Class A Shares	356	5,775	6,418	34	26
Class C Shares	6,094	13,891	2,676	2,144	1,113
Administration fees	30,650	37,878	20,507	14,922	12,533
Registration fees	12,104	14,510	11,363	9,608	11,733
Professional fees	6,303	7,571	3,927	2,774	1,514
Custodian fees	6,716	8,744	13,067	4,874	27,085
Trustees’ fees	3,392	4,117	2,302	1,656	1,011
Compliance officer fees	2,491	2,965	1,567	1,308	671
Printing and postage expense	4,498	5,334	4,101	3,493	3,920
Insurance expense	655	758	439	317	198
Non 12b-1 shareholder servicing	334	1,400	922	422	352
Miscellaneous expenses	1,490	771	1,011	926	1,263
Total Operating Expenses	166,683	216,949	135,442	83,898	89,647

Net Investment Income (Loss)	40,612	(7,025)	(4,290)	(7,896)	(26,883)

Realized and Unrealized Gain on Investments:
Net realized gain (loss) from:
Investments and Foreign currency transactions	2,126,691	2,861,636	507,609	627,767	(408,488)
Net realized gain (loss)	2,126,691	2,861,636	507,609	627,767	(408,488)

Net change in unrealized appreciation (depreciation) from Investments and Foreign currency transactions	(1,819,464)	814,742	771,945	(347,004)	(236,385)
Net Realized and Unrealized Gain (Loss) on investments	307,227	3,676,378	1,279,554	280,763	(644,873)

Net Increase (Decrease) in Net Assets Resulting From Operations	$347,839	$3,669,353	$1,275,264	$272,867	$(671,756)

See accompanying notes to financial statements.

77

STATEMENTS OF OPERATIONS
For the Six Months Ended February 28, 2015 (Unaudited)

					Investment
	Health &	Technology &	Energy & Basic	Financial	Quality
	Biotechnology	Communications	Materials	Services	Bond
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income:
Dividend income	$194,053	$477,176	$39,603	$14,995	$—
Interest income	13	58	2	2	95,768
Securities lending income	218	5,880	—	—	586
Less: Foreign withholding taxes	(3,494)	—	(1,575)	(118)	—
Total Investment Income	190,790	483,114	38,030	14,879	96,354

Operating Expenses:
Management fees	144,162	288,574	22,321	11,567	25,159
Distribution (12b-1) fees
Class A Shares	16,265	38,155	1,658	263	206
Class C Shares	11,580	34,595	765	288	1,771
Administration fees	25,246	51,005	4,963	3,036	11,783
Professional fees	4,949	10,401	909	397	1,700
Printing and postage expense	7,426	17,320	3,170	1,891	3,099
Insurance expense	517	1,170	121	43	200
Registration fees	11,977	15,427	9,207	8,730	10,070
Custodian fees	5,034	12,819	7,234	5,499	3,242
Trustees’ fees	2,767	6,661	595	233	1,094
Compliance officer fees	2,428	4,197	412	273	716
Non 12b-1 shareholder servicing fees	4,350	12,125	573	236	219
Miscellaneous expenses	1,393	509	1,193	767	1,023
Total Operating Expenses	238,094	492,958	53,121	33,223	60,282
Less: Expenses waived and/or reimbursed	—	—	—	(4,919)	(467)
Net Operating Expenses	238,094	492,958	53,121	28,304	59,815

Net Investment Income (Loss)	(47,304)	(9,844)	(15,091)	(13,425)	36,539

Realized and Unrealized Gain on Investments:
Net realized gain (loss) from:
Investments and Foreign currency transactions	1,369,283	2,187,663	(343,984)	13,462	23,102
Net realized gain (loss)	1,369,283	2,187,663	(343,984)	13,462	23,102

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	1,521,818	1,171,821	(691,495)	28,534	(39,140)
Net Realized and Unrealized Gain (Loss) on Investments	2,891,101	3,359,484	(1,035,479)	41,996	(16,038)

Net Increase (Decrease) in Net Assets Resulting From Operations	$2,843,797	$3,349,640	$(1,050,570)	$28,571	$20,501

See accompanying notes to financial statements.

78

STATEMENTS OF OPERATIONS
For the Six Months or Period Ended February 28, 2015 (Unaudited)

		U.S.	James Alpha	James Alpha	James Alpha
	Municipal	Government	Global Enhanced	Global Real Estate	Multi Strategy
	Bond	Money Market	Real Return	Investments	Alternative Income
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio (a)
			(Consolidated)
Investment Income:
Interest income	$15,816	$3,481	$61,064	$307	$69
Dividend income	—	—	13,571	8,815,715	177,572
Less: Foreign withholding taxes	—	—	—	(71,803)	(1,090)
Total Investment Income	15,816	3,481	74,635	8,744,219	176,551

Operating Expenses:
Management fees	3,347	28,119	94,157	2,043,978	121,420
Supervisory fees	—	—	8,843	158,408	5,785
Distribution (12b-1) fees
Class A Shares	64	1,007	6,549	174,999	2
Class C Shares	922	2,865	9,371	335,609	29
Administration fees	3,954	1,055	23,794	362,748	13,477
Registration fees	7,008	10,610	15,434	34,283	4,591
Professional fees	270	4,750	5,058	81,589	2,768
Custodian fees	1,425	4,364	12,228	58,788	10,692
Trustees’ fees	173	—	4,054	39,682	1,829
Compliance officer fees	138	1,047	2,595	30,089	1,160
Printing and postage expense	445	3,363	3,340	53,758	3,690
Insurance expense	33	277	790	6,980	—
Non 12b-1 shareholder servicing	43	172	1,141	48,714	718
Dividend Expense	—	—	—	—	9,138
Miscellaneous expenses	394	850	1,266	10,163	1,439
Total Operating Expenses	18,216	58,479	188,620	3,439,788	176,738
Less: Expenses waived and/or reimbursed	(6,040)	(50,841)	(68,134)	—	(15,352)
Less: Audit fee waived	—	(4,750)	—	—	—
Less: Expenses waived and/or reimbursed
Class C and Class I Shares	—	—	—	(176,357)	—
Net Operating Expenses	12,176	2,888	120,486	3,263,431	161,386

Net Investment Income (Loss)	3,640	593	(45,851)	5,480,788	15,165

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments and Foreign currency transactions	2,686	—	1,267,564	14,603,545	106,888
Securities sold short	—	—	—	—	(7,912)
Options written	—	—	—	—	440
Futures	—	—	(331,625)	—	—
Swaps	—	—	(42,809)	—	—
Net realized gain (loss)	2,686	—	893,130	14,603,545	99,416

Net change in unrealized appreciation (depreciation) from:
Investments and Foreign currency transactions	(2,514)	—	(377,536)	(7,125,036)	337,584
Securities Sold Short	—	—	—	—	(100,797)
Futures	—	—	102,955	—	—
Swaps	—	—	(44,857)	—	—
Net change in unrealized appreciation (depreciation)	(2,514)	—	(319,438)	(7,125,036)	236,787
Net Realized and Unrealized Gain (Loss) on Investments	172	—	573,692	7,478,509	336,203

Net Increase in Net Assets Resulting From Operations	$3,812	$593	$527,841	$12,959,297	$351,368

(a)	Commenced operations on September 29, 2014.

See accompanying notes to financial statements.

79

STATEMENTS OF CHANGES IN NET ASSETS

	Large Capitalization Value		Large Capitalization Growth		Mid Capitalization
	Portfolio		Portfolio		Portfolio

	Six Months		Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	February 28, 2015	August 31, 2014	February 28, 2015	August 31, 2014	February 28, 2015	August 31, 2014
	(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income (loss)	$40,612	$4,168	$(7,025)	$53,645	$(4,290)	$(111,068)
Net realized gain on investments	2,126,691	5,717,941	2,861,636	1,384,317	507,609	2,834,895
Net change in unrealized appreciation (depreciation) on investments	(1,819,464)	1,676,550	814,742	4,894,202	771,945	1,111,772
Net increase (decrease) in net assets resulting from operations	347,839	7,398,659	3,669,353	6,332,164	1,275,264	3,835,599

Distributions to Shareholders:
Net Realized Gains:
Class I	—	—	(1,449,857)	(826,487)	(1,985,107)	(1,263,045)
Class A	—	—	(169,748)	(44,346)	(477,711)	(348,960)
Class C	—	—	(167,504)	(70,175)	(92,415)	(42,728)
Net Investment Income:
Class I	—	(64,269)	(12,377)	(68,156)	—	—
Class A	—	(140)	—	(1,843)	—	—
Class C	—	—	—	—	—	—
Total Dividends and Distributions to Shareholders	—	(64,409)	(1,799,486)	(1,011,007)	(2,555,233)	(1,654,733)

Share Transactions of Beneficial Interest (Note 4):
Net proceeds from shares sold
Class I	2,301,669	4,648,877	2,468,720	5,709,879	1,198,462	2,431,864
Class A	504,303	176,736	739,556	1,708,315	87,417	55,121
Class C	33,573	143,354	799,463	1,083,706	236,287	49,626
Reinvestment of dividends and distributions
Class I	—	61,722	1,344,154	825,963	1,949,424	1,223,221
Class A	—	114	76,584	43,020	458,277	332,393
Class C	—	—	161,868	68,239	91,757	42,191
Redemption fee proceeds
Class I	—	116	720	5	4	—
Class A	—	1	73	1	1	—
Class C	—	4	65	—	—	—
Cost of shares redeemed
Class I	(2,609,064)	(3,429,659)	(2,595,880)	(4,875,098)	(1,550,549)	(2,209,721)
Class A	(216,186)	(107,791)	(1,656,216)	(373,814)	(256,557)	(452,901)
Class C	(77,200)	(68,404)	(558,721)	(275,266)	(105,328)	(31,092)
Net increase (decrease) in net assets from share transactions of beneficial interest	(62,905)	1,425,070	780,386	3,914,950	2,109,195	1,440,702

Total Increase in Net Assets	284,934	8,759,320	2,650,253	9,236,107	829,226	3,621,568

Net Assets:
Beginning of period	29,357,512	20,598,192	34,244,630	25,008,523	18,682,503	15,060,935
End of period*	$29,642,446	$29,357,512	$36,894,883	$34,244,630	$19,511,729	$18,682,503
* Includes undistributed net investment income (loss) at end of period	$40,612	$—	$(19,402)	$—	$(4,290)	$—

See accompanying notes to financial statements.

80

STATEMENTS OF CHANGES IN NET ASSETS

	Small Capitalization		International Equity		Health & Biotechnology
	Portfolio		Portfolio		Portfolio

	Six Months		Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	February 28, 2015	August 31, 2014	February 28, 2015	August 31, 2014	February 28, 2015	August 31, 2014
	(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income (loss)	$(7,896)	$(36,837)	$(26,883)	$19,827	$(47,304)	$(81,231)
Net realized gain (loss) on investments and foreign currency transactions	627,767	518,643	(408,488)	813,166	1,369,283	2,009,440
Net change in unrealized appreciation (depreciation) on investments foreign currency transactions	(347,004)	1,432,625	(236,385)	(41,285)	1,521,818	2,964,026
Net increase (decrease) in net assets resulting from operations	272,867	1,914,431	(671,756)	791,708	2,843,797	4,892,235

Distributions to Shareholders:
Net Realized Gains:
Class I	(380,965)	(1,625,055)	—	—	(1,038,729)	(573,909)
Class A	(488)	(5,279)	—	—	(711,148)	(402,600)
Class C	(19,682)	(68,321)	—	—	(223,346)	(125,476)
Net Investment Income:
Class I	—	—	(35,095)	(156,840)	—	—
Class A	—	—	—	(518)	—	—
Class C	—	—	—	(2,068)	—	—
Total Dividends and Distributions to Shareholders	(401,135)	(1,698,655)	(35,095)	(159,426)	(1,973,223)	(1,101,985)

Share Transactions of Beneficial Interest (Note 4):
Net proceeds from shares sold
Class I	867,749	1,449,181	789,158	1,366,903	877,814	1,402,889
Class A	1,386	2,736	1,472	2,501	288,228	708,719
Class C	210,132	29,428	174,942	45,575	209,974	133,831
Reinvestment of dividends and distributions
Class I	366,455	1,536,526	34,386	151,184	986,796	531,640
Class A	481	5,244	—	412	645,482	356,609
Class C	19,469	66,407	—	2,064	212,899	113,047
Redemption fee proceeds
Class I	—	—	—	—	—	7
Class A	—	—	—	—	—	5
Class C	—	—	—	—	—	2
Cost of shares redeemed
Class I	(1,012,963)	(1,552,045)	(512,116)	(856,077)	(1,010,476)	(1,454,257)
Class A	(6,267)	(22,808)	(4,715)	(16,186)	(546,113)	(1,056,054)
Class C	(129,497)	(26,444)	(95,498)	(10,537)	(152,738)	(331,913)
Net increase (decrease) in net assets from share transactions of beneficial interest	316,945	1,488,225	387,629	685,839	1,511,866	404,525

Total Increase (Decrease) in Net Assets	188,677	1,704,001	(319,222)	1,318,121	2,382,440	4,194,775

Net Assets:
Beginning of period	13,081,022	11,377,021	8,142,321	6,824,200	22,270,428	18,075,653
End of period*	$13,269,699	$13,081,022	$7,823,099	$8,142,321	$24,652,868	$22,270,428
* Includes undistributed net investment income (loss) at end of period	$(35,086)	$(27,190)	$(35,669)	$26,309	$(91,940)	$(44,636)

See accompanying notes to financial statements.

81

STATEMENTS OF CHANGES IN NET ASSETS

	Technology & Communications		Energy & Basic Materials		Financial Services
	Portfolio		Portfolio		Portfolio

	Six Months		Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	February 28, 2015	August 31, 2014	February 28, 2015	August 31, 2014	February 28, 2015	August 31, 2014
	(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income (loss)	$(9,844)	$(474,582)	$(15,091)	$(61,358)	$(13,425)	$(21,180)
Net realized gain (loss) on investments and foreign currency transactions	2,187,663	6,806,111	(343,984)	949,445	13,462	62,523
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	1,171,821	4,516,233	(691,495)	(192,870)	28,534	219,912
Net increase (decrease) in net assets resulting from operations	3,349,640	10,847,762	(1,050,570)	695,217	28,571	261,255

Distributions to Shareholders:
Net Realized Gains:
Class I	(2,644,023)	(1,173,732)	—	—	—	—
Class A	(2,694,731)	(1,264,364)	—	—	—	—
Class C	(1,100,176)	(353,365)	—	—	—	—
Total Dividends and Distributions to Shareholders	(6,438,930)	(2,791,461)	—	—	—	—

Share Transactions of
Beneficial Interest (Note 4):
Net proceeds from shares sold
Class I	3,832,613	1,754,169	266,385	728,285	134,768	278,323
Class A	1,276,470	2,785,052	52,949	25,271	7,900	12,051
Class C	553,205	1,154,906	94,722	8,614	41,094	3,517
Reinvestment of dividends and distributions
Class I	2,428,221	1,093,061	—	—	—	—
Class A	2,504,425	1,145,150	—	—	—	—
Class C	1,066,570	337,528	—	—	—	—
Redemption fee proceeds
Class I	708	4	—	13	—	—
Class A	673	4	—	5	—	—
Class C	246	1	—	1	—	—
Cost of shares redeemed
Class I	(4,185,534)	(9,202,130)	(485,582)	(528,860)	(150,471)	(230,807)
Class A	(4,445,941)	(10,177,169)	(136,609)	(272,203)	(4,692)	(65,192)
Class C	(521,790)	(1,367,831)	(81,958)	(112,928)	(18,303)	(166)
Net increase (decrease) in net assets from share transactions of beneficial interest	2,509,866	(12,477,255)	(290,093)	(151,802)	10,296	(2,274)

Total Increase (Decrease) in Net Assets	(579,424)	(4,420,954)	(1,340,663)	543,415	38,867	258,981

Net Assets:
Beginning of period	48,649,284	53,070,238	4,752,931	4,209,516	1,853,200	1,594,219
End of period*	$48,069,860	$48,649,284	$3,412,268	$4,752,931	$1,892,067	$1,853,200
* Includes undistributed net investment income (loss) at end of period	$(9,844)	$—	$(61,207)	$(46,116)	$(26,617)	$(13,192)

See accompanying notes to financial statements.

82

STATEMENTS OF CHANGES IN NET ASSETS

	Investment Quality Bond		Municipal Bond		U.S. Government Money Market
	Portfolio		Portfolio		Portfolio

	Six Months		Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	February 28, 2015	August 31, 2014	February 28, 2015	August 31, 2014	February 28, 2015	August 31, 2014
	(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income (loss)	$36,539	$82,761	$3,640	$9,145	$593	$1,089
Net realized gain on investments	23,102	67,907	2,686	6,642	—	—
Net change in unrealized appreciation (depreciation) on investments	(39,140)	10,695	(2,514)	25,031	—	—
Net increase (decrease) in net assets resulting from operations	20,501	161,363	3,812	40,818	593	1,089

Distributions to Shareholders:
Net Realized Gains:
Class I	(64,647)	(51,970)	(5,450)	(25,253)	—	—
Class A	(813)	(985)	(186)	(1,740)	—	—
Class C	(2,528)	(2,210)	(1,012)	(4,117)	—	—
Net Investment Income:
Class I	(36,139)	(81,506)	(3,498)	(8,638)	(552)	(1,036)
Class A	(223)	(791)	(46)	(313)	(25)	(27)
Class C	(177)	(464)	(96)	(194)	(29)	(26)
Total Dividends and Distributions to Shareholders	(104,527)	(137,926)	(10,288)	(40,255)	(606)	(1,089)

Share Transactions of Beneficial Interest (Note 4):
Net proceeds from shares sold
Class I	1,431,265	2,448,374	55,208	96,726	6,592,815	6,294,351
Class A	102,103	195,699	—	—	1,271,020	338,335
Class C	165,471	132,859	6,480	3,855	2,110,539	55,051
Reinvestment of dividends and distributions
Class I	94,215	125,840	8,841	33,675	533	1,021
Class A	910	1,075	—	9	24	23
Class C	2,628	2,588	1,109	4,311	28	25
Cost of shares redeemed
Class I	(774,743)	(1,704,800)	(121,708)	(187,299)	(7,166,520)	(5,714,630)
Class A	(90,718)	(236,474)	(34,224)	(94,961)	(1,246,129)	(257,726)
Class C	(109,487)	(120,769)	—	—	(1,202,005)	(73,750)
Net increase (decrease) in net assets from share transactions of beneficial interest	821,644	844,392	(84,294)	(143,684)	360,305	642,700

Total Increase (Decrease) in Net Assets	737,618	867,829	(90,770)	(143,121)	360,292	642,700

Net Assets:
Beginning of period	8,739,385	7,871,556	1,270,597	1,413,718	11,531,202	10,888,502
End of period*	$9,477,003	$8,739,385	$1,179,827	$1,270,597	$11,891,494	$11,531,202
* Includes undistributed net investment income (loss) at end of period	$7,825	$7,825	$—	$—	$(13)	$—

See accompanying notes to financial statements.

83

STATEMENTS OF CHANGES IN NET ASSETS

	James Alpha Global		James Alpha Global		James Alpha Multi Strategy
	Enhanced Real Return		Real Estate Investments		Alternative Income
	Portfolio		Portfolio		Portfolio
	(Consolidated)
	Six Months		Six Months		For the
	Ended	Year Ended	Ended	Year Ended	Period Ended
	February 28, 2015	August 31, 2014	February 28, 2015	August 31, 2014	February 28, 2015(a)
	(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income (loss)	$(45,851)	$(234,205)	$5,480,788	$4,404,544	$15,165
Net realized gain (loss) on investments and foreign currency transactions	893,130	(1,035,357)	14,603,545	22,978,882	99,416
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(319,438)	352,333	(7,125,036)	13,102,907	236,787
Net increase (decrease) in net assets resulting from operations	527,841	(917,229)	12,959,297	40,486,333	351,368

Distributions to Shareholders:
Net Realized Gains:
Class I	—	(75,421)	(6,087,751)	(3,671,204)	(60,385)
Class A	—	(88,605)	(6,767,751)	(9,164,263)	—
Class C	—	(17,240)	(3,063,828)	(2,996,513)	(40)
Net Investment Income:
Class I	—	(101,081)	(1,461,976)	(2,313,999)	—
Class A	—	(83,344)	(1,345,693)	(7,098,313)	—
Class C	—	(4,588)	(416,617)	(1,908,767)	—
Total Dividends and Distributions to Shareholders	—	(370,279)	(19,143,616)	(27,153,059)	(60,425)

Share Transactions of Beneficial Interest (Note 4):
Net proceeds from shares sold
Class I	638,031	626,024	107,290,876	112,995,588	15,000,010
Class A	123,762	3,158,513	28,309,769	106,696,234	12,510
Class C	77,100	1,384,010	13,746,397	31,293,622	10,010
Reinvestment of dividends and distributions
Class I	—	174,386	3,228,278	3,746,207	60,385
Class A	—	142,284	6,780,951	12,540,949	—
Class C	—	17,730	2,699,444	3,524,956	40
Redemption fee proceeds
Class I	355	3,993	2,029	7,002	—
Class A	191	3,887	2,210	21,079	—
Class C	64	871	1,024	6,770	—
Cost of shares redeemed
Class I	(8,002,763)	(1,638,701)	(31,835,802)	(22,625,132)	—
Class A	(8,379,915)	(11,517,674)	(96,972,655)	(76,651,579)	—
Class C	(724,888)	(1,927,403)	(7,251,000)	(6,206,933)	—
Net increase (decrease) in net assets from share transactions of beneficial interest	(16,268,063)	(9,572,080)	26,001,521	165,348,763	15,082,955

Total Increase (Decrease) in Net Assets	(15,740,222)	(10,859,588)	19,817,202	178,682,037	15,373,898

Net Assets:
Beginning of period	27,550,814	38,410,402	350,300,061	171,618,024	—
End of period*	$11,810,592	$27,550,814	$370,117,263	$350,300,061	$15,373,898
* Includes undistributed net investment income (loss) at end of period	$(232,964)	$(187,113)	$2,161,676	$(94,826)	$15,165

(a)	Commenced operations on September 29, 2014.

See accompanying notes to financial statements.

84

NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2015 (Unaudited)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Saratoga Advantage Trust (the “Trust”) was organized on April 8, 1994 as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust commenced investment operations on September 2, 1994. The Trust consists of fifteen portfolios: the Large Capitalization Value Portfolio; the Large Capitalization Growth Portfolio; the Mid Capitalization Portfolio; the Small Capitalization Portfolio; the International Equity Portfolio; the Health & Biotechnology Portfolio; the Technology & Communications Portfolio; the Energy & Basic Materials Portfolio; the Financial Services Portfolio; the Investment Quality Bond Portfolio; the Municipal Bond Portfolio; the U.S. Government Money Market Portfolio, the James Alpha Global Enhanced Real Return Portfolio, James Alpha Global Real Estate Investments Portfolio and the James Alpha Multi Strategy Alternative Income Portfolio (collectively, the “Portfolios”). Saratoga Capital Management, LLC (the “Manager”) serves as the Trust’s Manager. The James Alpha Global Enhanced Real Return Portfolio is managed by Armored Wolf, LLC (“Armored Wolf”), the James Alpha Global Real Estate Investments Portfolio is managed by Ascent Investment Advisors, LLC (“Ascent”), the James Alpha Multi Strategy Alternative Income is managed by James Alpha Management (“James Alpha”) and all three are supervised by the Manager. With the exception of the James Alpha Global Enhanced Real Return Portfolio, the James Alpha Global Real Estate Investments Portfolio and the James Alpha Multi Strategy Alternative Income Portfolio, each of the Portfolios is provided with the discretionary advisory services of an investment adviser or advisers identified, retained, supervised and compensated by the Manager. The following serve as advisers (the “Advisers”) to their respective Portfolio(s): DePrince, Race & Zollo, Inc. serves as Adviser to International Equity; Loomis, Sayles & Co., L.P. serves as Adviser to Energy & Basic Materials, Financial Services and Large Capitalization Growth; Vaughan Nelson Investment Management, L.P. serves as Adviser to Mid Capitalization; Fox Asset Management, LLC serves as Adviser to Small Capitalization, Municipal Bond and Investment Quality Bond; Oak Associates, Ltd. serves as Adviser to Health & Biotechnology; Loomis, Sayles & Co., L.P. and Oak Associates, Ltd. serve as Advisers to Technology & Communications; M.D. Sass Investors Services, Inc. serves as Adviser to Large Capitalization Value; CLS Investments, LLC serves as Adviser to U.S. Government Money Market. Armored Wolf, LLC serves as Adviser to James Alpha Global Enhanced Real Return, Ascent Investment Advisors, LLC serves as Adviser to James Alpha Global Real Estate Investments, and James Alpha Management serves as Adviser to James Alpha Multi Strategy Alternative Income. Gemini Fund Services, LLC (the “Administrator”), serves the Trust as administrator, custody administrator, transfer agent and fund accounting agent, and is a wholly-owned subsidiary of NorthStar Financial Services Group, LLC. Northern Lights Distributors, LLC (the “Distributor”) is the Trust’s Distributor, and is a wholly-owned subsidiary of NorthStar Financial Services Group, LLC.

The Large Capitalization Value Portfolio, the Large Capitalization Growth Portfolio, the Mid Capitalization Portfolio, the Small Capitalization Portfolio, the International Equity Portfolio, the Health & Biotechnology, the Technology & Communications Portfolio, the Energy & Basic Materials Portfolio, the Financial Services Portfolio, the Investment Quality Bond Portfolio, the Municipal Bond Portfolio, the U.S. Government Money Market Portfolio, the James Alpha Global Enhanced Real Return Portfolio, the James Alpha Global Real Estate Investments Portfolio and the James Alpha Multi Strategy Alternative Income Portfolio are diversified portfolios.

Portfolio	Primary Objective
Large Capitalization Value	Total return consisting of capital appreciation and dividend income
Large Capitalization Growth	Capital appreciation
Mid Capitalization	Long-term capital appreciation
Small Capitalization	Maximum capital appreciation
International Equity	Long-term capital appreciation
Health & Biotechnology	Long-term capital growth
Technology & Communications	Long-term capital growth
Energy & Basic Materials	Long-term capital growth
Financial Services	Long-term capital growth
Investment Quality Bond	Current income and reasonable stability of principal
Municipal Bond	High level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital
U.S. Government Money Market	Maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital
James Alpha Global Enhanced Real Return	Attractive long-term risk-adjusted returns relative to traditional financial market indices
James Alpha Global Real Estate	Total return consisting of current income and capital appreciation
James Alpha Multi Strategy Alternative Income	Long-term capital appreciation

Currently, all Portfolios offer Class A, Class C and Class I shares. Each class represents an interest in the same assets of the applicable Portfolio, and the classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. To discourage short-term trading and offset brokerage commissions, market impact and other costs associated with short-term trading, the Portfolios, excluding the U.S. Government Money Market Portfolio, charge a 2% fee on the value of shares that are redeemed within 30 days of purchase. Such fees are paid directly to the Portfolio from which the redemption is made. Please see the Trust’s prospectus for additional details.

The following is a summary of significant accounting policies followed by the Portfolios in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Valuation of Investments

Investment securities listed on a national securities exchange are valued at the last reported sale price on the valuation date. NASDAQ traded securities are valued at the NASDAQ Official Closing Price (NOCP). If there are no such reported sales, the securities are valued at the last quoted bid price. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees using methods which include current market quotations from a major market maker in the securities and trader-reviewed “matrix” prices. Short-term debt securities having a remaining maturity of sixty days or less may be valued at amortized cost or amortized value, which approximates market value. U.S. Government Money Market values all of its securities on the basis of amortized cost, which approximates market value. Options listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at

85

NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2015 (Unaudited) (Continued)

the last quoted sales price or, in the absence of a sale, at the mean between the last bid and ask price. Options not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean of the current bid and asked prices. Futures are valued based on their daily settlement value. Swap transactions are valued through an independent pricing service or at fair value based on daily price reporting from the swap counterparty issuing the swap. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees. There is no single standard for determining the fair value of such securities. Rather, in determining the fair value of a security, the board-appointed Fair Valuation Committee shall take into account the relevant factors and surrounding circumstances, a few of which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; and (iii) possible valuation methodologies that could be used to determine the fair value of a security. The International Equity Portfolio uses fair value prices as provided by an independent pricing vendor on a daily basis for those securities traded on a foreign exchange. Foreign currency and Forward currency exchange contracts are valued daily at the London close each day. The ability of issuers of debt securities held by the portfolios to meet their obligations may be affected by economic or political developments in a specific state, industry or region. Investments in foreign countries may involve certain considerations and risks not typically associated with domestic investments, including, but not limited to, the possibility of future political and economic developments and the level of government supervision and regulation of foreign securities markets.

The Portfolios utilize various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolios have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolios’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of February 28, 2015, for the Portfolios’ assets and liabilities measured at fair value:

Large Capitalization Value

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$29,450,020	$—	$—	$29,450,020
Short-Term Investments	1,042,694	—	—	1,042,694
Collateral for Securities Loaned	1,406,946	—	—	1,406,946
Total	$31,899,660	$—	$—	$31,899,660

Large Capitalization Growth

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$36,408,305	$—	$—	$36,408,305
Short-Term Investments	742,097	—	—	742,097
Collateral for Securities Loaned	13,908	—	—	13,908
Total	$37,164,310	$—	$—	$37,164,310

Mid Capitalization

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$19,182,632	$—	$—	$19,182,632
Short-Term Investments	354,561	—	—	354,561
Collateral for Securities Loaned	1,059,645	—	—	1,059,645
Total	$20,596,838	$—	$—	$20,596,838

Small Capitalization

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$12,810,670	$—	$—	$12,810,670
Short-Term Investments	455,840	—	—	455,840
Collateral for Securities Loaned	826,962	—	—	826,962
Total	$14,093,472	$—	$—	$14,093,472
86

NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2015 (Unaudited) (Continued)

International Equity

Assets	Level 1	Level 2	Level 3	Total
Common Stocks:
Agriculture	$111,166	$—	$—	$111,166
Apparel	—	77,890	—	77,890
Auto Manufacturers	—	228,798	—	228,798
Auto Parts & Equipment	—	154,063	—	154,063
Banks	83,361	903,232	—	986,593
Beverages	—	234,700	—	234,700
Building Materials	—	266,617	—	266,617
Chemicals	—	679,937	—	679,937
Commercial Services	—	101,221	—	101,221
Computers	—	226,939	—	226,939
Diversified Financial Services	—	204,297	—	204,297
Electric	—	98,126	—	98,126
Electrical Components & Equipment	—	89,912	—	89,912
Engineering & Construction	—	150,886	—	150,886
Entertainment	—	53,751	—	53,751
Environmental Control	—	90,785	—	90,785
Food	—	432,534	—	432,534
Holding Companies - Diversified	—	82,116	—	82,116
Insurance	—	343,291	—	343,291
Internet	—	122,641	—	122,641
Iron/Steel	68,783	—	—	68,783
Machinery - Diversified	—	281,503	—	281,503
Mining	—	101,621	—	101,621
Miscellaneous Manufacturing	—	116,644	—	116,644
Oil & Gas	251,933	383,534	—	635,467
Oil & Gas Services	—	153,580	—	153,580
Pharmaceuticals	—	253,957	—	253,957
Private Equity	—	119,455	—	119,455
Real Estate	102,527	81,490	—	184,017
REITS	—	77,241	—	77,241
Retail	—	268,641	—	268,641
Software	—	262,688	—	262,688
Telecommunications	—	153,942	—	153,942
Water	—	169,336	—	169,336
Short-Term Investments	268,462	—	—	268,462
Total	$886,232	$6,965,368	$—	$7,851,600

Health & Biotechnology

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$23,983,110	$—	$—	$23,983,110
Short-Term Investments	533,631	—	—	533,631
Total	$24,516,741	$—	$—	$24,516,741

Technology & Communications

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$46,291,733	$—	$—	$46,291,733
Short-Term Investments	2,256,287	—	—	2,256,287
Collateral for Securities Loaned	1,335,433	—	—	1,335,433
Total	$49,883,453	$—	$—	$49,883,453

Energy & Basic Materials

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$3,307,408	$—	$—	$3,307,408
Short-Term Investments	42,978	—	—	42,978
Total	$3,350,386	$—	$—	$3,350,386

Financial Services

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$1,795,181	$—	$—	$1,795,181
Short-Term Investments	70,005	—	—	70,005
Total	$1,865,186	$—	$—	$1,865,186
87

NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2015 (Unaudited) (Continued)

Investment Quality Bond

Assets	Level 1	Level 2	Level 3	Total
U.S. Government and Agencies	$—	$4,809,721	$—	$4,809,721
Corporate Bonds and Notes	—	4,482,022	—	4,482,022
Short-Term Investments	101,779	—	—	101,779
Collateral for Securities Loaned	1,163,657	—	—	1,163,657
Total	$1,265,436	$9,291,743	$—	$10,557,179

Municipal Bond

Assets	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$1,096,903	$—	$1,096,903
Short-Term Investments	65,048	—	—	65,048
Total	$65,048	$1,096,903	$—	$1,161,951

U.S. Government Money Market

Assets	Level 1	Level 2	Level 3	Total
Repurchase Agreement	$—	$11,841,000	$—	$11,841,000
Total	$—	$11,841,000	$—	$11,841,000

James Alpha Global Enhanced Real Return

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$2,123,372	$—	$—	$2,123,372
Corporate Bonds and Notes	—	1,413,112	—	1,413,112
U.S. Government	—	5,006,328	—	5,006,328
Short-Term Investments	2,423,122	—	—	2,423,122
Total	$4,546,494	$6,419,440	$—	$10,965,934

Derivatives	Level 1	Level 2	Level 3	Total
Assets
Futures Contracts	$20,228	$—	$—	$20,228
Swaps	—	136,882	—	136,882
Forward Contracts	—	263,392	—	263,392
Total	$20,228	$400,274	$—	$420,502
Liabilities
Futures Contracts	$(136,428)	$—	$—	$(136,428)
Swaps	—	(232,785)	—	(232,785)
Forward Contracts	—	(118,620)	—	(118,620)
Total	$(136,428)	$(351,405)	$—	$(487,833)

James Alpha Global Real Estate Investments

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$365,444,896	$—	$—	$365,444,896
Short-Term Investments	2,635,124	—	—	2,635,124
Total	$368,080,020	$—	$—	$368,080,020

James Alpha Multi Strategy Alternative Income

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$10,524,530	$—	$—	$10,524,530
Exchange Traded Funds	4,631,673	—	—	4,631,673
Money Market Funds	451,863	—	—	451,863
Total	$15,608,066	—	—	$15,608,066
Liablities
Common Stock Sold Short	$(1,433,135)	$—	$—	$(1,433,135)
Exchange Traded Funds Sold Short	(951,846)	—	—	(951,846)
Total	$(2,384,981)	$—	$—	$(2,384,981)

  The Portfolios did not hold any Level 3 securities during the period.

  There were no transfers between Level 1 and Level 2 during the current period presented.

  It is the Portfolios’ policy to recognize transfers into and out of Levels at the end of the reporting period.

  *   Refer to the Schedules of Investments for industry classifications.

Consolidation of Subsidiary – James Alpha Cayman Commodity Fund I Ltd. (JACC-SPC)

The Consolidated Portfolio of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets and the Consolidated Financial Highlights of the James Alpha Global Enhanced Real Return Portfolio includes the accounts of JACC-SPC, a wholly owned and controlled subsidiary. JACC-SPC is a closed-end fund incorporated as an exempted company under the company’s law of the Cayman Islands on February 2, 2011, and is a disregarded entity for tax purposes. All inter-company accounts and transactions have been eliminated in consolidation.

88

NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2015 (Unaudited) (Continued)

The James Alpha Global Enhanced Real Return Portfolio may invest up to 25% of its total assets in the segregated portfolio company (“SPC”) which acts as an investment vehicle in order to effect certain investments consistent with the Portfolio’s investment objectives and policies.

A summary of the James Alpha Global Enhanced Real Return Portfolio’s investments in the SPC is as follows:

		SPC Net Assets at	% of Fund Total Assets at
	Inception Date of SPC	February 28, 2015	February 28, 2015
James Alpha Cayman Commodity Fund I Ltd.	August 5, 2011	$1,529,310	12.95%

(b) Federal Income Tax

It is each Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.

Capital loss carry forwards, as of each Portfolio’s most recent tax year-ended August 31, 2014, (for the tax year ended December 31, 2013, for the James Alpha Global Real Estate Investments Portfolio), available to offset future capital gains, if any, are as follows:

				Non-Expiring	Non-Expiring
Portfolio	2017	2018	2019	Short-Term	Long-Term	Total
Large Capitalization Value	$1,880,645	$2,343,762	$—	$—	$—	$4,224,407
Large Capitalization Growth	1,186,567	466,182	—	—	—	1,652,749
Mid Capitalization	—	—	—	—	—	—
Small Capitalization	—	—	—	—	—	—
International Equity	—	1,850,532	—	—	—	1,850,532
Health & Biotechnology	—	—	—	—	—	—
Technology & Communications	—	—	—	—	—	—
Energy & Basic Materials	—	292,003	—	—	—	292,003
Financial Services	615,020	582,779	38,144	—	—	1,235,943
Investment Quality Bond	—	—	—	—	—	—
Municipal Bond	—	—	—	—	—	—
U.S. Government Money Market	—	—	—	—	—	—
James Alpha Global Enhanced Real Return	—	—	—	—	235,973	235,973
James Alpha Global Real Estate Investments	—	—	—	—	—	—
James Alpha Multi Strategy Alternative Income	—	—	—	—	—	—

The Portfolios recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on its 2012-2014 returns and expected to be taken in the Portfolios’ 2015 returns, and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Portfolios identify its major tax jurisdictions as U.S. Federal, Arizona and foreign jurisdictions where the Portfolios make significant investments. The Portfolios recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the six month ended February 28, 2015, the Portfolios did not incur any interest or penalties.

(c) Security Transactions and Other Income

Security transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized, over the lives of the respective securities. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

89

NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2015 (Unaudited) (Continued)

(d) Dividends and Distributions

The following table summarizes each Portfolio’s intended dividend and capital gain declaration policy:

Portfolio	Income Dividends	Capital Gains
Large Capitalization Value	Annually	Annually
Large Capitalization Growth	Annually	Annually
Mid Capitalization	Annually	Annually
Small Capitalization	Annually	Annually
International Equity	Annually	Annually
Health & Biotechnology	Annually	Annually
Technology & Communications	Annually	Annually
Energy & Basic Materials	Annually	Annually
Financial Services	Annually	Annually
Investment Quality Bond	Daily – paid monthly	Annually
Municipal Bond	Daily – paid monthly	Annually
U.S. Government Money Market	Daily – paid monthly	Annually
James Alpha Global Enhanced Real Return	Annually	Annually
James Alpha Global Real Estate Investments	Quarterly	Annually
James Alpha Multi Strategy Alternative Income	Annually	Annually

Each Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are either permanent or temporary in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the net asset accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-surplus or tax return of capital. These reclassifications have no effect on net assets, results from operations or net asset value per share of the each Portfolio.

(e) Allocation of Expenses

Expenses specifically attributable to a particular Portfolio are borne by that Portfolio. Other expenses are allocated to each Portfolio based on its net assets in relation to the total net assets of all the applicable Portfolios of the Trust or another reasonable basis.

(f) Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Trust’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Trust may be delayed or limited.

(g) Indemnification

The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

(h) Other

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Foreign currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the company’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

2.	MANAGEMENT FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

(a) The management fees are payable to the Manager monthly by each Portfolio and are computed daily at the following annual rates of each Portfolio’s average daily net assets: 1.25% for Health & Biotechnology, Technology & Communications, Energy & Basic Materials and Financial Services; 0.75% for Mid Capitalization and International Equity; 0.65% for Large Capitalization Value, Large Capitalization Growth and Small Capitalization; 0.55% for Investment Quality Bond and Municipal Bond; and 0.475% for U.S. Government Money Market. For James Alpha Global Enhanced Real Return, James Alpha Global Real Estate Investments and James Alpha Multi Strategy Alternative Income’s management fees are payable to the Advisor monthly and are computed daily at the annual rates of 1.10%, 1.20% and

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NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2015 (Unaudited) (Continued)

2.00%, respectively, of the Portfolio’s average daily net assets respectively, and the Manager receives an annual supervision fee which is the greater of 0.10% of those Portfolios’ average daily net assets decreasing at various asset levels or a minimum of $15,000 per Portfolio annually paid out monthly.

For the six months ended February 28, 2015, the Manager waived; $4,919 for Financial Services; $5,665 for Municipal Bond and $46,969 for U.S. Government Money Market; Armored Wolf waived $68,134 for James Alpha Global Enhanced Real Return; Ascent Investment Advisors waived $176,357 for James Alpha Global Real Estate Investments; and James Alpha Management waived $15,352 for James Alpha Multi Strategy Alternative Income.

(b) Gemini Fund Services, LLC (“GFS”), an affiliate of the Northern Lights Distributors, LLC (the “Distributor”) provides administrative, fund accounting and transfer agency services to the Portfolios pursuant to agreements with the Trust, for which it receives from each Portfolio: (i) a minimum annual fee or basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Pursuant to the terms of the Trust’s Custody Administration Agreement with GFS (the “Custody Administration Agreement”), the Trust pays an asset-based fee in decreasing amounts as Trust assets reach certain breakpoints. The Trust also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Administration Agreement.

In addition, certain affiliates of the Distributor provide services to the Trust as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Portfolios.

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Trust on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Portfolios.

Certain officers of GFS and NLCS are also officers of the Trust.

(c) The Portfolios have adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) with respect to the sale and distribution of Class A and C shares of the Portfolios. The Plan provides that each Portfolio will pay the Distributor or other entities, including the Manager, Armored Wolf, Ascent and James Alpha Management, a fee, which is accrued daily and paid monthly, at the annual rate of 0.40% of the average daily net assets of Class A shares (0.25% of the average daily net assets of James Alpha Global Enhanced Real Return, James Alpha Global Real Estate Investments, and James Alpha Multi Strategy Alternative Income Class A shares) and 1.00% of the average daily net assets of the Portfolios’ Class Class C shares. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee and it may be paid directly to the Manager, Armored Wolf, Ascent and James Alpha Management or other entities for providing support services. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts. The aggregate of such service fee payments will not exceed 0.25% of average daily net assets. For the six months ended February 28, 2015, the Distributor waived $467 in fees for the Investment Quality Bond Portfolio, $375 in fees for the Municipal Bond Portfolio and $3,872 in fees for the U.S. Government Money Market Portfolio.

Class A shares are offered at net asset value plus a maximum sales load of 5.75%. Class C shares are offered subject to a CDSC of 1.00%. Class I shares are offered at net asset value.

For the six months or period ended February 28, 2015, the Distributor received sales charges on sales of the Portfolios’ Class A shares. In addition, CDSCs were paid to the Manager for Class C shares. The Distributor and the Manager have advised the Portfolios that the approximate amounts are as follows:

Portfolio	Distributor Sales Charges	CDSC’s
	Class A	Class C
Large Capitalization Value	$11	$193
Large Capitalization Growth	217	179
Mid Capitalization	157	11
Small Capitalization	9	5
International Equity	10	3
Health & Biotechnology	1,211	90
Technology & Communications	2,984	842
Energy & Basic Materials	18	—
Financial Services	4	—
Investment Quality Bond	710	7
Municipal Bond	—	—
U.S. Government Money Market	—	—
James Alpha Global Enhanced Real Return	46	149
James Alpha Global Real Estate Investments	81,856	3,446
James Alpha Multi Strategy Alternative Income	—	—

(d) The Trust and the Manager, the Trust and Armored Wolf on behalf of the James Alpha Global Enhanced Real Return Portfolio, the Trust and Ascent on behalf of the James Alpha Global Real Estate Investments Portfolio, and the Trust and James Alpha Management on behalf of the James Alpha Multi Strategy Alternative Income Portfolio, have entered into an Excess Expense Agreement (the “Expense Agreement”). In connection with the Expense Agreement, the Manager is currently voluntarily waiving, and Armored Wolf, Ascent and James Alpha Management are currently waiving, all or a portion of its management fees and/or assuming certain other operating expenses of certain Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an “Expense Cap”). The annual expense caps in effect at February 28, 2015, for each portfolio were: 3.00%, 3.60% and 2.60% for Class A, C and I shares respectively, of Large Capitalization Value, Large Capitalization Growth, Mid Capitalization, and Small Capitalization; 3.30%, 3.90% and 2.90% for Class A, C and I shares, respectively, of International Equity; 2.30%, 2.90% and 1.90% for Class A, C and I shares, respectively, of Investment Quality Bond and Municipal Bond; 2.15%, 2.75% and 1.75% for Class A, C and I shares respectively, of U.S. Government Money Market; 3.40%, 4.00% and 3.00% for Class A, C and I shares, respectively, of Health & Biotechnology, Technology & Communications, Energy & Basic Materials and Financial Services; 1.50%, 2.25% and 1.25% for Class A, C and I shares, respectively, of James Alpha Global Enhanced Real Return; 1.99%, 2.67% and 1.49% for Class A, C and I shares, respectively, of James Alpha Global Real Estate Investments; and 2.75%, 3.50% and 2.50% for Class A, C and I shares, respectively, of James Alpha Multi Strategy Alternative Income. Under the terms of the Expense Agreement, expenses borne by the Manager, Armored Wolf, Ascent or James Alpha Management are subject to reimbursement for up to three years from the date the fee or

91

NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2015 (Unaudited) (Continued)

expense was incurred. No reimbursement will be made if it would result in the portfolio exceeding its Expense Cap. The Expense Agreement with the Manager may be terminated by either party, without penalty, upon receipt of 60 days prior notice. The Expense Agreement with Armored Wolf, Ascent and James Alpha Management shall continue through December 31, 2015. The following table shows the available waived expenses and expiration date for each Portfolio subject to potential recovery.

Portfolio	8/31/2015	8/31/2016		8/31/2017
International Equity	—	13,370		—
Energy & Basic	—	1,484		—
Financial Services	15,233	43,133		15,626
Municipal Bond	6,692	13,073		10,268
U.S. Government Money Market	141,131	86,744		90,381
James Alpha Global Enhanced Real Return	121,960	234,861		246,983
James Alpha Global Real Estate Investments	—	8,284	*	235,873	**

*	The available waived expenses subject to potential recovery for Class I shares.

**	The available waived expenses subject to potential recovery for Class C and Class I Shares.

(e) The following Portfolios in the Trust had portfolio trades executed with a certain broker pursuant to a commission recapture agreement under which certain portfolio expenses could be paid by such broker or rebates could be given to each participating Portfolio. For the six month ended February 28, 2015, the amount received by the participating Portfolios under this arrangement was as follows: Large Capitalization Value, $12,701; Large Capitalization Growth, $837; Health & Biotechnology, $369; Technology & Communications, $2,041; Energy & Basic Materials, $521; and Financial Services, $13.

3.	INVESTMENT TRANSACTIONS

(a)	For the six months or period ended February 28, 2015, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, for the Portfolios were as follows:

	Purchase	Sales
Large Capitalization Value	$12,890,865	$12,657,997
Large Capitalization Growth	6,138,208	7,096,428
Mid Capitalization	3,715,788	4,125,161
Small Capitalization	2,540,150	2,834,470
International Equity	5,156,341	4,757,673
Health & Biotechnology	1,328,853	1,759,367
Technology & Communications	8,149,928	11,413,604
Energy & Basic Materials	2,412,690	2,744,948
Financial Services	97,896	156,304
Investment Quality Bond	2,498,181	1,511,007
Municipal Bond	—	119,945
James Alpha Global Enhanced Real Return	7,176,727	24,432,688
James Alpha Global Real Estate Investments	418,650,366	384,569,810
James Alpha Multi Strategy Alternative Income	21,887,195	7,158,814

(b) Certain Portfolios may enter into options contracts. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Portfolio if the option is exercised.

Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are marked-to-market daily. When a purchase option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security, which the Portfolio purchases upon exercise, will be increased by the premium originally paid.

Certain Portfolios may write covered call options. This means that the Portfolio will own the security subject to the option or an option to purchase the same underlying security, having an exercise price equal to or less than the exercise price of the covered option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities or other liquid securities having a value equal to the fluctuating market value of the securities on which the Portfolio holds a covered call position.

When a Portfolio writes a call option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received.

The liability representing a Portfolio’s obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the last available bid price.

The Portfolios may enter into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price.

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NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2015 (Unaudited) (Continued)

(c) Certain Portfolios may enter into futures contracts. The Portfolios are subject to equity price risk in the normal course of pursuing their investment objective. To manage equity price risk, the Portfolios may enter into futures contracts. Upon entering into a futures contract with a broker, the Portfolios are required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Periodically, the Portfolios receive from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Portfolios recognize a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Futures contracts outstanding at period end are listed after the Portfolios’ portfolio of investments.

(d) Certain Portfolios may enter into foreign currency exchange contracts. Because various Portfolios may invest in securities denominated in foreign currencies, they may seek to hedge foreign currency risks by engaging in foreign currency exchange transactions. These may include buying or selling foreign currencies on a spot basis, entering into foreign currency forward contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Currency exchange rates may fluctuate significantly over short periods and can be subject to unpredictable change based on such factors as political developments and currency controls by foreign governments.

(e) Swap Agreements – Certain portfolios are subject to equity price risk and/or interest rate risk in the normal course of pursuing their respective investment objectives. The Portfolios may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), commodity or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. The Portfolios amortize upfront payments and/or accrue for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statements of Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations. The Portfolios segregate liquid securities having a value at least equal to the amount of their current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. The Portfolios’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive.

(f) Short Sales – Certain portfolios may sell securities short. A short sale is a transaction in which the Portfolio sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When the Portfolio makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Portfolio is required to make a margin deposit in connection with such short sales; the Portfolio may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Portfolio covers its short position, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Portfolio sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). A short sale is “against the box” to the extent the Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

93

NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2015 (Unaudited) (Continued)

The amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Portfolios.

At February 28, 2015, the James Alpha Global Enhanced Real Return Portfolio had the following open forward currency exchange contracts:

	Foreign Currency						Unrealized
Settlement	Units to					US Dollar	Appreciation/
Date	Receive/Deliver		Counterparty	In Exchange For		Value	(Depreciation)
To Buy
3/18/2015	$400,000	AUD	Barclays	$322,356	USD	$312,618	$(9,738)
3/18/2015	700,000	CAD	Barclays	559,798	USD	560,136	338
3/18/2015	1,000,000	EUR	Barclays	1,168,255	USD	1,120,947	(47,308)
3/18/2015	300,000	EUR	Barclays	350,013	USD	336,284	(13,729)
3/18/2015	400,000	EUR	Barclays	458,942	USD	448,379	(10,563)
3/18/2015	20,000,000	THB	Barclays	611,808	USD	617,955	6,147
6/17/2015	1,000,000	EUR	Barclays	1,143,865	USD	1,122,323	(21,542)
6/17/2015	200,000	EUR	Barclays	61,944,000	HUF	224,465	(2,375)
To Sell:
3/18/2015	400,000	AUD	Barclays	328,250	USD	312,618	15,632
3/18/2015	700,000	CAD	Barclays	566,254	USD	560,136	6,118
3/18/2015	1,100,000	EUR	J.P. Morgan Chase	1,367,157	USD	1,233,042	134,115
3/18/2015	1,000,000	EUR	Barclays	1,181,550	USD	1,120,947	60,603
3/18/2015	500,000	EUR	Barclays	577,320	USD	560,474	16,846
3/18/2015	400,000	EUR	Barclays	451,012	USD	448,379	2,633
3/18/2015	57,000,000	JPY	J.P. Morgan Chase	481,073	USD	476,633	4,440
3/18/2015	2,000,000	MXN	J.P. Morgan Chase	136,519	USD	133,523	2,996
3/18/2015	2,800,000	ZAR	J.P. Morgan Chase	241,342	USD	239,320	2,022
3/18/2015	20,000,000	THB	Barclays	605,052	USD	617,955	(12,903)
6/17/2015	1,000,000	EUR	Barclays	1,133,825	USD	1,122,323	11,502
6/17/2015	61,944,000	HUF	Barclays	200,000	USD	228,029	(462)
	Net Unrealized Gain/(Loss) on Forward Foreign Currency Exchange Contracts						$144,772

The following is a summary of the location of derivative investments on the James Alpha Global Enhanced Real Return Funds Consolidated Statement of Assets and Liabilities as of February 28, 2015:

Location on the Statement of Assets and Liabilities
Derivates Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency/Commodity	Unrealized appreciation on futures	Unrealized depreciation on futures
Interest rate contracts	Unrealized appreciation on swaps	Unrealized depreciation on swaps

Currency	Unrealized appreciation on forward currency	Unrealized depreciation on forward
	exchange contracts	currency exchange contracts

Derivatives Investment value
	Equity	Foreign Exchange			Total value at
	Contracts	Contracts	Commodity Contracts	Interest Rate Contracts	February 28, 2015
Futures	$(61,013)	$—	$(37,750)	$(17,437)	$(116,200)
Swap Contracts	(33,940)	—	(7,015)	(54,948)	(95,903)
Forward Contracts	—	144,772	—	—	144,772
	$(94,953)	$144,772	$(44,765)	$(72,385)	$(67,331)
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NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2015 (Unaudited) (Continued)

The following is a summary of the location of derivative investments on the James Alpha Global Enhanced Real Return Fund’s Consolidated Statement of Operations for the six months ended February 28, 2015:

Derivative Investment Type	Location of Gain (Loss) on Derivatives in the Consolidated Statement of Operations
Equity/Currency/Commodity/	Net realized gain (loss) from investments and foreign currency transactions
Interest rate contracts	Net realized gain (loss) from futures contracts
Net realized gain (loss) from options contracts purchased
Net realized gain (loss) from swap contracts
Appreciation (depreciation) on investments and foreign currency transactions
Appreciation (depreciation) on futures contracts
Appreciation (depreciation) on swap contracts

Realized gain/(loss) on derivatives recognized in the statement of operations
Derivative	Equity	Foreign Exchange		Interest Rate	Total Value at
Investment type	Risk	Risk	Commodity Risk	Risk	February 28, 2015
Futures	$(92,596)	$(10,064)	$(4,130)	$(224,835)	$(331,625)
Swap Contracts	58,963	—	(49,457)	(52,315)	(42,809)
Forward Contracts	—	679,464	—	—	679,464
	$(33,633)	$669,400	$(53,587)	$(277,150)	$305,030

Changes in unrealized appreciation/(depreciation) on derivatives recognized in the statement of operations
	Equity	Foreign Exchange		Interest Rate	Total Value at
	Risk	Risk	Commodity Risk	Risk	February 28, 2015
Futures	$85,282	$—	$(35,390)	$53,063	$102,955
Swap Contracts	(34,867)	—	(30,543)	20,553	(44,857)
Forward Contracts	—	(41,901)	—	—	(41,901)
	$50,415	$(41,901)	$(65,933)	$73,616	$16,197

For the period ended February 28, 2015, the James Alpha Multi Strategy Alternative Income Portfolio’s net realized gain from options written amounted to $440 subject to equity price risk. The change in unrealized appreciation (depreciation) amounted to $0. The number of option contracts written and the premiums received by the fund during the period ended February 28, 2015 were as follows:

Call Options
	Number of	Option
	Options	Premiums
Options outstanding beginning of	—	$—
Options written	18	440
Options closed	—	—
Options exercised	—	—
Options expired	(18)	(440)
Options outstanding end of period	—	$—

The amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for the James Alpha Global Enhanced Real Return and the James Alpha Multi Strategy Alternative Income Portfolios.

95

NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2015 (Unaudited) (Continued)

Offsetting of Financial Assets and Derivative Assets

The following table presents the Funds’ liability derivatives available for offset under a master netting arrangement net of collateral pledged as of February 28, 2015.

		Gross Amounts not offset in the
		(Consolidated) Statements of Assets and
		Liabilities
	Gross Amounts Recognized in	Financial	Cash
	(Consolidated) Statements of	Instruments	Collateral		Net Amount
	Assets and Liabilities	Pledged	Pledged		of Assets

Large Capitalization Value
Description of Liability
Securities Loaned	$1,375,589	$1,375,589	$—		$—

Large Capitalization Growth
Description of Liability
Securities Loaned	$13,538	$13,538	$—		$—

Mid Capitalization
Description of Liability
Securities Loaned	$1,029,439	$1,029,439	$—		$—

Small Capitalization
Description of Liability
Securities Loaned	$804,964	$804,964	$—		$—

Technology & Communications
Description of Liability
Securities Loaned	$1,300,535	$1,300,535	$—		$—

Investment Quality Bond
Description of Liability
Securities Loaned	$1,137,913	$1,137,913	$—		$—

James Alpha Global Enhanced Real Return
Description of Asset
Unrealized appreciation on futures	$20,228	$(20,228)	$—		$—
Unrealized appreciation on swaps	136,882	(136,882)	—		—
Total	$157,110	$(157,110)	$—		$—

Description of Liability
Unrealized depreciation on futures	$136,428	$20,228	$116,200	(1)	$—
Unrealized depreciation on swaps	232,785	136,881	95,904	(1)	—
Total	$369,213	$157,109	$212,104		$—

James Alpha Multi Strategy Alternative Income
Description of Liability
Securities Sold Short	$2,384,981	$130,780	$2,254,201	(1)	$—

(1)	The amount is limited to the derivative liability balance and accordingly does not include excess collateral pledged.
96

NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2015 (Unaudited) (Continued)

4.	AUTHORIZED SHARES OF BENEFICIAL INTEREST AND PAR VALUE PER SHARE

Each Portfolio has unlimited shares of beneficial interest authorized at $.01 par value per share. For the periods indicated, transactions were as follows:

	Class I Shares		Class A Shares		Class C Shares
	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	February 28, 2015	August 31, 2014	February 28, 2015	August 31, 2014	February 28, 2015	August 31, 2014
Large Capitalization Value
Issued	104,548	220,605	1,576	8,570	26,882	7,761
Redeemed	(117,898)	(167,124)	(3,469)	(5,210)	(11,913)	(3,932)
Reinvested from Dividends	—	3,144	—	6	—	—
Net Increase (Decrease) in Shares	(13,350)	56,625	(1,893)	3,366	14,969	3,829
Large Capitalization Growth
Issued	91,128	231,915	28,414	69,831	35,839	51,170
Redeemed	(96,551)	(196,124)	(64,570)	(15,498)	(25,285)	(12,995)
Reinvested from Dividends	49,931	33,767	2,954	1,817	7,265	3,308
Net Increase (Decrease) in Shares	44,508	69,558	(33,202)	56,150	17,819	41,483
Mid Capitalization
Issued	82,283	164,902	6,550	3,923	19,158	3,917
Redeemed	(109,941)	(149,673)	(18,447)	(32,493)	(9,215)	(2,456)
Reinvested from Dividends	143,763	88,575	36,487	25,608	8,251	3,591
Net Increase (Decrease) in Shares	116,105	103,804	24,590	(2,962)	18,194	5,052
Small Capitalization
Issued	88,769	143,293	147	277	30,935	4,147
Redeemed	(103,329)	(151,747)	(649)	(2,362)	(19,470)	(3,766)
Reinvested from Dividends	37,701	160,724	51	567	2,915	9,867
Net Increase (Decrease) in Shares	23,141	152,270	(451)	(1,518)	14,380	10,248
International Equity
Issued	76,851	120,856	137	222	18,115	4,350
Redeemed	(50,209)	(75,729)	(441)	(1,453)	(10,307)	(1,021)
Reinvested from Dividends	3,404	13,669	—	37	—	202
Net Increase (Decrease) in Shares	30,046	58,796	(304)	(1,194)	7,808	3,531
Health & Biotechnology
Issued	27,424	47,663	9,266	24,724	7,605	5,215
Redeemed	(31,139)	(49,802)	(17,871)	(37,371)	(5,529)	(13,040)
Reinvested from Dividends	31,119	19,165	21,438	13,431	7,867	4,666
Net Increase (Decrease) in Shares	27,404	17,026	12,833	784	9,943	(3,159)
Technology & Communications
Issued	212,604	98,178	73,346	165,509	35,969	74,718
Redeemed	(227,260)	(513,822)	(261,687)	(598,436)	(35,067)	(89,094)
Reinvested from Dividends	140,198	62,820	153,551	69,110	74,690	22,683
Net Increase (Decrease) in Shares	125,542	(352,824)	(34,790)	(363,817)	75,592	8,307
Energy & Basic Materials
Issued	18,427	41,235	3,923	1,562	7,920	626
Redeemed	(30,129)	(29,701)	(9,724)	(16,423)	(7,279)	(8,217)
Net Increase (Decrease) in Shares	(11,702)	11,534	(5,801)	(14,861)	641	(7,591)
Financial Services
Issued	15,141	33,076	948	1,475	5,473	478
Redeemed	(16,791)	(27,598)	(550)	(8,036)	(2,529)	(24)
Net Increase (Decrease) in Shares	(1,650)	5,478	398	(6,561)	2,944	454
Investment Quality Bond
Issued	146,650	249,616	10,444	19,829	16,920	13,556
Redeemed	(79,523)	(173,442)	(9,261)	(24,044)	(11,211)	(12,305)
Reinvested from Dividends	9,704	12,833	94	109	271	264
Net Increase (Decrease) in Shares	76,831	89,007	1,277	(4,106)	5,980	1,515
Municipal Bond
Issued	5,640	9,889	—	—	659	394
Redeemed	(12,418)	(19,118)	(3,493)	(9,673)	—	—
Reinvested from Dividends	907	3,480	—	1	114	446
Net Increase (Decrease) in Shares	(5,871)	(5,749)	(3,493)	(9,672)	773	840
U.S. Government Money Market
Issued	6,592,815	6,294,351	1,271,020	338,335	2,110,539	55,051
Redeemed	(7,166,519)	(5,714,630)	(1,246,129)	(257,726)	(1,202,005)	(73,750)
Reinvested from Dividends	533	1,021	23	23	28	25
Net Increase (Decrease) in Shares	(573,171)	580,742	24,914	80,632	908,562	(18,674)
97

NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2015 (Unaudited) (Continued)

	Class I Shares		Class A Shares		Class C Shares
	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	February 28, 2015	August 31, 2014	February 28, 2015	August 31, 2014	February 28, 2015	August 31, 2014
James Alpha Global Enhanced Real Return
Issued	63,177	62,342	12,253	316,268	7,894	139,682
Redeemed	(797,732)	(163,233)	(844,616)	(1,159,585)	(74,177)	(197,910)
Reinvested from Dividends	—	17,456	—	14,271	—	1,794
Net Increase (Decrease) in Shares	(734,555)	(83,435)	(832,363)	(829,046)	(66,283)	(56,434)

James Alpha Global Real Estate Investments
Issued	5,124,528	5,364,027	1,387,642	5,130,924	669,550	1,488,053
Redeemed	(1,547,985)	(1,077,970)	(4,739,903)	(3,688,818)	(356,970)	(296,404)
Reinvested from Dividends	160,091	181,795	340,771	613,587	134,844	171,725
Net Increase (Decrease) in Shares	3,736,634	4,467,852	(3,011,490)	2,055,693	447,424	1,363,374

	For the Period Ended		For the Period Ended		For the Period Ended
	February 28, 2015*		February 28, 2015*		February 28, 2015*
James Alpha Multi Strategy Alternative Income
Issued	1,502,116		1,246		990
Redeemed	—		—		—
Reinvested from Dividends	6,118		—		4
Net Increase (Decrease) in Shares	1,508,234		1,246		994

*	Commenced operations on September 29, 2014.

5.	SECURITIES LENDING

Under an agreement with the BNY Mellon Corp. (“BNY Mellon”), the Portfolios can lend their portfolio securities to brokers, dealers and other financial institutions approved by the Board of Trustees. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned, which is invested in highly liquid, short-term instruments such as repurchase agreements collateralized by U.S. Government securities and money market funds in accordance with the Portfolios’ security lending procedures. A portion of the income generated by the investment in the collateral, net of any rebates paid by BNY Mellon to the borrowers, is remitted to BNY Mellon as lending agent, and the remainder is paid to the Portfolios. Generally, in the event of a counter-party default, each Portfolio has the right to use the collateral to offset the losses incurred. There would be a potential loss to a Portfolio in the event such Portfolio is delayed or prevented from exercising its right to dispose of the collateral.

At February 28, 2015, the following portfolios loaned securities and received cash collateral for the loan. This cash was invested in a BNY Mellon Overnight Government Fund.

	Market Value of	Market Value
Portfolio	Loaned Securities	of Collateral
Large Capitalization Value	$1,375,589	$1,406,946
Large Capitalization Growth	13,538	13,908
Mid Capitalization	1,029,439	1,059,645
Small Capitalization	804,964	826,962
Technology & Communications	1,300,535	1,335,433
Investment Quality Bond	1,137,913	1,163,657

At February 28, 2015, the percentage of total investment income derived from the investment of cash collateral retained by the lending agent, BNY Mellon, was as follows:

Percentage of Total
Portfolio	Investment Income
Large Capitalization Value	11.10%
Large Capitalization Growth	0.66%
Mid Capitalization	0.64%
Small Capitalization	0.22%
Health & Biotechnology	0.11%
Technology & Communications	1.22%
Investment Quality Bond	0.61%
98

NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2015 (Unaudited) (Continued)

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of dividends paid during the period ended August 31, 2014, (for the period ended December 31, 2013, for the James Alpha Global Real Estate Investments Portfolio) was as follows:

	Ordinary	Exempt	Long-Term
Portfolio	Income	Income	Capital Gains	Total
Large Capitalization Value	$64,409	$—	$—	$64,409
Large Capitalization Growth	69,999	—	941,008	1,011,007
Mid Capitalization	348,235	—	1,306,498	1,654,733
Small Capitalization	25,630	—	1,673,025	1,698,655
International Equity	159,426	—	—	159,426
Health & Biotechnology	—	—	1,101,985	1,101,985
Technology & Communications	—	—	2,791,461	2,791,461
Energy & Basic Materials	—	—	—	—
Financial Services	—	—	—	—
Investment Quality Bond	82,761	—	55,165	137,926
Municipal Bond	38	9,107	31,110	40,255
U.S. Government Money Market	1,089	—	—	1,089
James Alpha Global Enhanced Real Return	370,279	—	—	370,279
James Alpha Global Real Estate Investments	20,311,392	—	175,128	20,486,520

The tax character of dividends paid during the period ended August 31, 2013, (for the period ended December 31, 2012, for the James Alpha Global Real Estate Investments Portfolio) was as follows:

	Ordinary	Exempt	Long-Term
Portfolio	Income	Income	Capital Gains	Total
Large Capitalization Value	$33,006	$—	$—	$33,006
Large Capitalization Growth	—	—	309,353	309,353
Mid Capitalization	—	—	—	—
Small Capitalization	—	—	—	—
International Equity	89,471	—	—	89,471
Health & Biotechnology	—	—	—	—
Technology & Communications	—	—	379,215	379,215
Energy & Basic Materials	—	—	—	—
Financial Services	—	—	—	—
Investment Quality Bond	128,941	—	115,910	244,851
Municipal Bond	81	26,130	—	26,211
U.S. Government Money Market	1,138	—	—	1,138
James Alpha Global Enhanced Real Return	331,685	—	39,339	371,024
James Alpha Global Real Estate Investments	3,855,082	—	—	3,855,082
99

NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2015 (Unaudited) (Continued)

Permanent book and tax differences, primarily attributable to net operating losses, reclassification of income distributions, foreign currency exchange gains (losses), real estate investment trusts, partnerships, swap gains (losses) and adjustments for passive foreign investment companies, resulted in reclassification for the tax year ended August 31, 2014, (except for the James Alpha Global Real Estate Investments Portfolio in which its December 31, 2013, reclassifications for permanent book and tax differences have been adjusted for August 31, 2014, activity) as follows:

		Undistributed Net	Accumulated Net Realized Gain
		Investment Income	(Loss) & Investments and
Portfolio	Paid in Capital	(Loss)	Foreign Currency Transactions
Large Capitalization Value	$(17,600)	$(8,950)	$26,550
Large Capitalization Growth	(890,688)	(50,320)	941,008
Mid Capitalization	—	137,100	(137,100)
Small Capitalization	(9,647)	9,647	—
International Equity	—	49,699	(49,699)
Health & Biotechnology	(53,939)	57,525	(3,586)
Technology & Communications	—	630,440	(630,440)
Energy & Basic Materials	(49,829)	49,952	(123)
Financial Services	(20,114)	20,106	8
Investment Quality Bond	—	6,700	(6,700)
Municipal Bond	—	—	—
U.S. Government Money Market	—	—	—
James Alpha Global Enhanced Real Return	(540,701)	159,604	381,097
James Alpha Global Real Estate Investments	—	5,779,551	(5,779,551)

Net assets were unaffected by the above reclassifications.

As of each of the Portfolio’s tax year-ended August 31, 2014, (except for the James Alpha Global Real Estate Investments Portfolio in which its December 31, 2013, components of distributable earnings have been adjusted for August 31, 2014, activity), the components of distributable earnings on a tax basis were as follows:

							Total
	Undistributed		Post October Loss			Unrealized	Accumulated
	Ordinary	Undistributed Long-	and Late Year	Capital Loss	Other Book/Tax	Appreciation	Earnings
Portfolio	Income	Term Capital Gains	Loss	Carry Forwards	Differences	(Depreciation)	(Deficits)
Large Capitalization Value	$—	$—	$—	$(4,224,407)	$—	$5,023,204	$798,797
Large Capitalization Growth	—	—	—	(1,652,749)	—	9,453,238	7,800,489
Mid Capitalization	—	2,065,239	—	—	—	4,625,621	6,690,860
Small Capitalization	—	401,017	(27,190)	—	—	3,687,673	4,061,500
International Equity	35,093	—	—	(1,850,532)	—	37,275	(1,778,164)
Health & Biotechnology	—	1,973,162	(44,636)	—	—	8,103,043	10,031,569
Technology & Communications	866,987	5,064,265	—	—	—	15,491,582	21,422,834
Energy & Basic Materials	—	—	(46,116)	(292,003)	—	713,262	375,143
Financial Services	—	—	(13,192)	(1,235,943)	—	648,962	(600,173)
Investment Quality Bond	8,115	67,540	—	—	—	291,628	367,283
Municipal Bond	—	6,641	—	—	—	45,759	52,400
U.S. Government Money Market	—	—	—	—	—	—	—
James Alpha Global Enhanced Real Return	—	—	(849,545)	(235,973)	(619,106)	461,662	(1,242,962)
James Alpha Global Real Estate Investments	9,284,658	—	—	—	—	(11,988,005)	(2,703,347)

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income (loss) and accumulated net realized gain (loss) from security transactions are primarily attributable to the tax deferral of losses on wash sales, adjustments for a wholly owned subsidiary, mark-to-market on open forward foreign currency contracts and on futures and swap contracts, and adjustments for passive foreign investment companies, partnerships and C Corporations.

100

NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2015 (Unaudited) (Continued)

Late year losses incurred after December 31, within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Portfolios below incurred and elected to defer such late year losses as follows:

Portfolio	Losses
Large Capitalization Value	$—
Large Capitalization Growth	—
Mid Capitalization	—
Small Capitalization	27,190
International Equity	—
Health & Biotechnology	44,636
Technology & Communications	—
Energy & Basic Materials	46,116
Financial Services	13,192
Investment Quality Bond	—
Municipal Bond	—
U.S. Government Money Market	—
James Alpha Global Enhanced Real Return	—
James Alpha Global Real Estate Investments	—

Capital losses incurred after October 31, within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The James Alpha Global Enhanced Real Return Portfolio incurred and elected to defer such capital losses of $849,545.

7.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Portfolio creates a presumption of control of the Portfolio under Section 2(a)(9) of the 1940 Act. As of February 28, 2015, Denis Nayden owns 99.9% of the James Alpha Multi Strategy Alternative Income Portfolio.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure to the financial statements.

101

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Large Cap Value Portfolio - Class I Shares
	Six Months
	Ended
	February 28,		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2015		August 31,	August 31,	August 31,	August 31,	August 31,
	(Unaudited)		2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$22.66		$16.71	$13.48	$12.02	$10.29	$10.36
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.05		0.01	0.07	0.03	(0.05)	(0.01)
Net realized and unrealized gain (loss)	0.21		5.99	3.19	1.43	1.78	(0.06)
Total from investment operations	0.26		6.00	3.26	1.46	1.73	(0.07)
Dividends and Distributions:
Dividends from net investment income	—		(0.05)	(0.03)	—	—	—
Distributions from realized gains	—		—	—	—	—	—
Total dividends and distributions	—		(0.05)	(0.03)	—	—	—

Redemption Fees	—		— **	—	— **	— **	— **

Net Asset Value, End of Period	$22.92		$22.66	$16.71	$13.48	$12.02	$10.29

Total Return*	1.15%		35.98%	24.18%	12.15%	16.81%	(0.68)%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$28,120		$28,099	$19,775	$17,837	$17,297	$15,475
Ratio of gross operating expenses to average net assets (2)	1.14	% (4)	1.21%	1.34%	1.56%	1.60%	1.57%
Ratio of net investment income (loss) to average net assets	0.43	% (4)	5.00%	0.45%	0.22%	(0.39)%	(0.05)%
Portfolio Turnover Rate	45	% (5)	104%	73%	66%	109%	101%

	Large Cap Growth Portfolio - Class I Shares
	Six Months
	Ended
	February 28,		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2015		August 31,	August 31,	August 31,	August 31,	August 31,
	(Unaudited)		2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$26.55		$22.08	$18.33	$18.26	$14.27	$12.29
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.01		0.07	0.07	0.03	(0.14)	(0.15)
Net realized and unrealized gain (loss)	2.84		5.24	3.95	2.39	4.13	2.13
Total from investment operations	2.85		5.31	4.02	2.42	3.99	1.98
Dividends and Distributions:
Dividends from net investment income	(0.01)		(0.06)	—	—	—	—
Distributions from realized gains	(1.34)		(0.78)	(0.27)	(2.35)	—	—
Total dividends and distributions	(1.35)		(0.84)	(0.27)	(2.35)	—	—

Redemption Fees	—	**	— **	— **	— **	— **	— **

Net Asset Value, End of Period	$28.05		$26.55	$22.08	$18.33	$18.26	$14.27

Total Return*	10.94%		24.38%	22.17%	14.97%	27.96%	16.11%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$31,632		$28,759	$22,386	$19,762	$22,202	$20,076
Ratio of gross operating expenses to average net assets (3)	1.13	% (4)	1.21%	1.34%	1.58%	1.52%	1.61%
Ratio of net investment income (loss) to average net assets	0.08	% (4)	0.26%	0.35%	0.19%	(0.74)%	(1.06)%
Portfolio Turnover Rate	18	% (5)	14%	21%	16%	163%	151%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	After the application of fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Large Cap Value Portfolio: 1.14% for the six months ended February 28, 2015; 1.12% for the year ended August 31, 2014; 1.25% for the year ended August 31, 2013; 1.45% for the year ended August 31, 2012; 1.43% for the year ended August 31, 2011; 1.44% for the year ended August 31, 2010.

(3)	After the application of fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Large Cap Growth Portfolio: 1.13% for the six months ended February 28, 2015; 1.21% for the year ended August 31, 2014; 1.34% for the year ended August 31, 2013; 1.58% for the year ended August 31, 2012; 1.50% for the year ended August 31, 2011; 1.58% for the year ended August 31, 2010.

(4)	Annualized for periods less than one year.

(5)	Not annualized.

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.
102

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Mid Capitalization Portfolio - Class I Shares
	Six Months
	Ended
	February 28,		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2015		August 31,	August 31,	August 31,	August 31,	August 31,
	(Unaudited)		2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$15.48		$13.64	$10.45	$9.54	$7.89	$7.73
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	—		(0.08)	—	—	(0.06)	(0.05)
Net realized and unrealized gain (loss)	1.01		3.41	3.19	0.91	1.71	0.21
Total from investment operations	1.01		3.33	3.19	0.91	1.65	0.16
Dividends and Distributions:
Dividends from net investment income	—		—	—	—	—	—
Distributions from realized gains	(2.11)		(1.49)	—	—	—	—
Total dividends and distributions	(2.11)		(1.49)	—	—	—	—

Redemption Fees	—		—	—	— **	— **	— **

Net Asset Value, End of Period	$14.38		$15.48	$13.64	$10.45	$9.54	$7.89

Total Return*	7.35%		25.76%	30.53%	9.54%	20.91%	2.07%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$15,397		$14,778	$11,601	$9,745	$9,827	$8,643
Ratio of gross operating expenses to average net assets (2)	1.42	% (4)	1.47%	1.63%	1.95%	1.84%	2.18%
Ratio of net investment income (loss) to average net assets	0.06	% (4)	(0.54)%	(0.03)%	0.01%	(0.57)%	(0.64)%
Portfolio Turnover Rate	21	% (5)	57%	57%	60%	93%	124%

	Small Cap Portfolio - Class I Shares
	Six Months
	Ended
	February 28,		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2015		August 31,	August 31,	August 31,	August 31,	August 31,
	(Unaudited)		2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.09		$9.97	$8.30	$7.84	$6.85	$6.31
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	—		(0.03)	(0.01)	(0.03)	(0.01)	(0.01)
Net realized and unrealized gain (loss)	0.20		1.65	1.68	0.85	1.00	0.55
Total from investment operations	0.20		1.62	1.67	0.82	0.99	0.54
Dividends and Distributions:
Dividends from net investment income	—		—	—	—	—	—
Distributions from realized gains	(0.30)		(1.50)	—	(0.36)	—	—
Total dividends and distributions	(0.30)		(1.50)	—	(0.36)	—	—

Redemption Fees	—	**	—	—	— **	— **	— **

Net Asset Value, End of Period	$9.99		$10.09	$9.97	$8.30	$7.84	$6.85

Total Return*	2.08%		17.09%	20.12%	10.77%	14.45%	8.56%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$12,773		$12,667	$11,003	$10,151	$10,327	$9,737
Ratio of gross operating expenses to average net assets (3)	1.28	% (4)	1.35%	1.59%	1.72%	1.71%	1.72%
Ratio of net investment income (loss) to average net assets	(0.09	)% (4)	(0.26)%	(0.16)%	(0.36)%	(0.07)%	(0.19)%
Portfolio Turnover Rate	20	% (5)	32%	50%	39%	31%	64%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	After the application of fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Mid Capitalization Portfolio: 1.42% for the six months ended February 28, 2015; 1.47% for the year ended August 31, 2014; 1.63% for the year ended August 31, 2013; 1.94%for the year ended August 31, 2012; 1.83%for the year ended August 31, 2011; 2.17% for the year ended August 31, 2010.

(3)	After the application of fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the SmallCap Portfolio:1.28% for the six months ended February 28, 2015; 1.35% for the year ended August 31, 2014; 1.59% for the year ended August 31, 2013; 1.72% for the year ended August 31, 2012; 1.71% for the year ended August 31, 2011; 1.72% for the year ended August 31, 2010.

(4)	Annualized for periods less than one year.

(5)	Not annualized.

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.
103

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	International Equity Portfolio - Class I Shares
	Six Months
	Ended
	February 28,		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2015		August 31,	August 31,	August 31,	August 31,	August 31,
	(Unaudited)		2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$11.40		$10.44	$9.12	$10.04	$9.64	$9.60
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.03)		0.03	0.04	0.11	0.12	0.11
Net realized and unrealized gain (loss)	(0.91)		1.18	1.41	(0.89)	0.38	0.08
Total from investment operations	(0.94)		1.21	1.45	(0.78)	0.50	0.19
Dividends and Distributions:
Dividends from net investment income	(0.05)		(0.25)	(0.13)	(0.14)	(0.10)	(0.15)
Distributions from realized gains	—		—	—	—	—	—
Total dividends and distributions	(0.05)		(0.25)	(0.13)	(0.14)	(0.10)	(0.15)

Redemption Fees	—		—	— **	— **	— **	— **

Net Asset Value, End of Period	$10.41		$11.40	$10.44	$9.12	$10.04	$9.64

Total Return*	(8.24)%		11.62%	15.93%	(7.67)%	5.05%	1.87%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$7,566		$7,939	$6,659	$6,079	$7,126	$7,418
Ratio of gross operating expenses to average net assets (2)	2.35	% (4)	2.31%	3.09%	2.70%	2.63%	2.29%
Ratio of net investment income (loss) to average net assets	(0.68	)% (4)	0.28%	0.40%	1.22%	1.04%	1.06%
Portfolio Turnover Rate	64	% (5)	125%	122%	50%	43%	160%

	Health & Biotechnology Portfolio - Class I Shares
	Six Months
	Ended
	February 28,		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2015		August 31,	August 31,	August 31,	August 31,	August 31,
	(Unaudited)		2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$31.66		$26.15	$20.85	$18.91	$15.02	$14.25
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.03)		(0.04)	(0.03)	(0.04)	(0.08)	(0.14)
Net realized and unrealized gain (loss)	4.02		7.13	5.33	1.98	3.97	0.91
Total from investment operations	3.99		7.09	5.30	1.94	3.89	0.77
Dividends and Distributions:
Dividends from net investment income	—		—	—	—	—	—
Distributions from realized gains	(2.72)		(1.58)	—	—	—	—
Total dividends and distributions	(2.72)		(1.58)	—	—	—	—

Redemption Fees	—		— **	—	— **	— **	— **

Net Asset Value, End of Period	$32.93		$31.66	$26.15	$20.85	$18.91	$15.02

Total Return*	12.93%		27.98%	25.42%	10.26%	25.90%	5.40%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$13,544		$12,155	$9,593	$8,929	$8,460	$7,605
Ratio of gross operating expenses to average net assets (3)	1.82	% (4)	1.98%	2.21%	2.27%	2.34%	2.41%
Ratio of net investment income (loss) to average net assets	(0.17	)% (4)	(0.15)%	(0.13)%	(0.18)%	(0.42)%	(0.87)%
Portfolio Turnover Rate	6	% (5)	14%	6%	18%	8%	14%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	After the application of fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the International Equity Portfolio:2.35% for the six months ended February 28, 2015; 2.31% for the year ended August 31, 2014; 2.90% for the year ended August 31, 2013; 2.69%for the year ended August 31, 2012; 2.61% for the year ended August 31, 2011; 2.25% for the year ended August 31, 2010.

(3)	After the application of fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Health & Biotechnology Portfolio: 1.82% for the six months ended February 28, 2015; 1.97% for the year ended August 31, 2014; 2.20% for the year ended August 31, 2013; 2.26% for the year ended August 31, 2012; 2.32% for the year ended August 31, 2011; 2.39% for the year ended August 31, 2010.

(4)	Annualized for periods less than one year.

(5)	Not annualized.

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.
104

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Technology & Communications Portfolio - Class I Shares
	Six Months
	Ended
	February 28,		Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	2015		August 31,	August 31,	August 31,	August 31,		August 31,
	(Unaudited)		2014	2013	2012	2011		2010
Net Asset Value, Beginning of Period	$19.15		$16.35	$14.46	$13.05	$10.66		$8.01
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.02		(0.11)	(0.06)	(0.15)	(0.27)		(0.23)
Net realized and unrealized gain (loss)	1.34		3.79	2.05	2.16	2.66		2.88
Total from investment operations	1.36		3.68	1.99	2.01	2.39		2.65
Dividends and Distributions:
Dividends from net investment income	—		—	—	—	—		—
Distributions from realized gains	(2.53)		(0.88)	(0.10)	(0.60)	—		—
Total dividends and distributions	(2.53)		(0.88)	(0.10)	(0.60)	—		—

Redemption Fees	—		— **	— **	— **	—	**	— **

Net Asset Value, End of Period	$17.98		$19.15	$16.35	$14.46	$13.05		$10.66

Total Return*	7.60%		23.04%	13.83%	16.32%	22.42%		33.08%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$22,872		$21,961	$24,510	$28,525	$33,009		$8,651
Ratio of gross operating expenses to average net assets (2)	1.82	% (6)	1.87%	1.94%	2.20%	2.26	% (3)	2.70%
Ratio of net investment income (loss) to average net assets	0.27	% (6)	(0.63)%	(0.38)%	(1.07)%	(1.81)%		(2.34)%
Portfolio Turnover Rate	18	% (7)	25%	33%	25%	603%		334%

	Energy & Basic Materials Portfolio - Class I Shares
	Six Months
	Ended
	February 28,		Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	2015		August 31,	August 31,	August 31,	August 31,		August 31,
	(Unaudited)		2014	2013	2012	2011		2010
Net Asset Value, Beginning of Period	$18.48		$15.83	$13.71	$14.62	$11.31		$10.72
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.05)		(0.21)	(0.14)	(0.09)	(0.27)		(0.22)
Net realized and unrealized gain (loss)	(4.24)		2.86	2.26	(0.82)	3.58		0.81
Total from investment operations	(4.29)		2.65	2.12	(0.91)	3.31		0.59
Dividends and Distributions:
Dividends from net investment income	—		—	—	—	—		—
Distributions from realized gains	—		—	—	—	—		—
Total dividends and distributions	—		—	—	—	—		—

Redemption Fees	—	**	— **	—	— **	—	**	— **

Net Asset Value, End of Period	$14.19		$18.48	$15.83	$13.71	$14.62		$11.31

Total Return*	(23.21)%		16.74%	15.46%	(6.22)%	29.27%		5.50%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$2,498		$3,470	$2,790	$2,958	$3,620		$3,143
Ratio of gross operating expenses to average net assets (4)	2.86	% (6)	2.64%	3.03%	2.84%	2.69	% (5)	2.64%
Ratio of net investment income (loss) to average net assets	(0.68	)% (6)	(1.17)%	(0.93)%	(0.54)%	(1.72)%		(1.77)%
Portfolio Turnover Rate	66	% (7)	114%	30%	46%	56%		65%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	After the application of fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Technology & Communications Portfolio: 1.82% for the six months ended February 28, 2015; 1.86% for the year ended August 31, 2014; 1.92% for the year ended August 31, 2013; 2.18% for the year ended August 31, 2012; 2.26% for the year ended August 31, 2011; 2.67% for the year ended August 31, 2010.

(3)	During the year ended August 31, 2011, the Manager recaptured previously waived/reimbursed expenses. The ratio of expenses to average net assets excluding the effect of any recapture was 2.18% for the year ending August 31, 2011.

(4)	After the application of fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Energy& Basic Materials Portfolio: 2.83% for the six months ended February 28, 2015; 2.63% for the year ended August 31, 2014; 3.00% for the year ended August 31, 2013; 2.83% for the year ended August 31, 2012; 2.68% for the year ended August 31, 2011; 2.64% for the year ended August 31, 2010.

(5)	During the year ended August 31, 2011, the Manager recaptured previously waived/reimbursed expenses. The ratio of expenses to average net assets excluding the effect of any recapture was 2.55% for the year ending August 31, 2011.

(6)	Annualized for periods less than one year.

(7)	Not annualized.

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.
105

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Financial Services Portfolio - Class I Shares
	Six Months
	Ended
	February 28,		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2015		August 31,	August 31,	August 31,	August 31,	August 31,
	(Unaudited)		2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$8.92		$7.65	$6.17	$5.63	$5.61	$6.36
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.06)		(0.10)	(0.06)	(0.04)	(0.09)	(0.12)
Net realized and unrealized gain (loss)	0.19		1.37	1.54	0.58	0.11	(0.63)
Total from investment operations	0.13		1.27	1.48	0.54	0.02	(0.75)
Dividends and Distributions:
Dividends from net investment income	—		—	—	—	—	—
Distributions from realized gains	—		—	—	—	—	—
Total dividends and distributions	—		—	—	—	—	—

Redemption Fees	—		—	—	— **	— **	— **

Net Asset Value, End of Period	$9.05		$8.92	$7.65	$6.17	$5.63	$5.61

Total Return*	1.46%		16.60%	23.99%	9.59%	0.36%	(11.79)%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$1,688		$1,677	$1,397	$1,301	$1,284	$1,216
Ratio of gross operating expenses to average net assets (2)	3.53	% (4)	3.89%	5.70%	4.05%	4.19%	3.81%
Ratio of net investment income (loss) to average net assets	(1.39	)% (4)	(1.15)%	(0.89)%	(0.65)%	(1.45)%	(1.87)%
Portfolio Turnover Rate	5	% (5)	18%	19%	33%	56%	104%

	Investment Quality Bond Portfolio - Class I Shares
	Six Months
	Ended
	February 28,		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2015		August 31,	August 31,	August 31,	August 31,	August 31,
	(Unaudited)		2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$9.82		$9.79	$10.22	$10.24	$10.52	$10.15
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.04		0.10	0.13	0.18	0.27	0.31
Net realized and unrealized gain (loss)	(0.02)		0.10	(0.29)	0.14	(0.10)	0.37
Total from investment operations	0.02		0.20	(0.16)	0.32	0.17	0.68
Dividends and Distributions:
Dividends from net investment income	(0.04)		(0.10)	(0.13)	(0.18)	(0.27)	(0.31)
Distributions from realized gains	(0.07)		(0.07)	(0.14)	(0.16)	(0.18)	—
Total dividends and distributions	(0.11)		(0.17)	(0.27)	(0.34)	(0.45)	(0.31)

Redemption Fees	—		—	—	— **	— **	— **

Net Asset Value, End of Period	$9.73		$9.82	$9.79	$10.22	$10.24	$10.52

Total Return*	0.23%		2.10%	(1.62)%	3.19%	1.64%	6.78%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$8,980		$8,309	$7,417	$9,235	$10,052	$11,997
Ratio of gross operating expenses to average net assets (3)	1.27	% (4)	1.36%	1.48%	1.56%	1.52%	1.75%
Ratio of net investment income (loss) to average net assets	0.83	% (4)	1.06%	1.25%	1.75%	2.58%	2.99%
Portfolio Turnover Rate	17	% (5)	42%	24%	43%	26%	31%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	After the application of fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Financial Services Portfolio: 3.00% for the six months ended February 28, 2015; 3.00% for the year ended August 31, 2014; 3.00% for the year ended August 31, 2013; 2.99% for the year ended August 31, 2012; 2.99% for the year ended August 31, 2011; 2.99% for the year ended August 31, 2010.

(3)	After the application of fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the Investment Quality Bond Portfolio: 1.27% for the six months ended February 28, 2015; 1.36% for the year ended August 31, 2014; 1.48% for the year ended August 31, 2013; 1.56% for the year ended August 31, 2012; 1.52%for the year ended August 31, 2011; 1.75% for the year ended August 31, 2010.

(4)	Annualized for periods less than one year.

(5)	Not annualized.

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.
106

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Municipal Bond Portfolio - Class I Shares
	Six Months
	Ended
	February 28,		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2015		August 31,	August 31,	August 31,	August 31,	August 31,
	(Unaudited)		2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$9.80		$9.80	$10.18	$9.94	$10.06	$9.68
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.03		0.08	0.09	0.08	0.12	0.19
Net realized and unrealized gain (loss)	(0.01)		0.23	(0.37)	0.24	(0.11)	0.38
Total from investment operations	0.02		0.31	(0.28)	0.32	0.01	0.57
Dividends and Distributions:
Dividends from net investment income	(0.03)		(0.08)	(0.10)	(0.08)	(0.13)	(0.19)
Distributions from realized gains	(0.05)		(0.23)	—	—	—	—
Total dividends and distributions	(0.08)		(0.31)	(0.10)	(0.08)	(0.13)	(0.19)

Redemption Fees	—		—	—	— **	— **	— **

Net Asset Value, End of Period	$9.74		$9.80	$9.80	$10.18	$9.94	$10.06

Total Return*	0.28%		3.21%	(2.82)%	3.23%	0.08%	6.00%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$976		$1,039	$1,096	$3,384	$3,585	$3,089
Ratio of gross operating expenses to average net assets (2)	2.83	% (5)	2.67%	2.29%	2.07%	1.60%	2.26%
Ratio of net investment income (loss) to average net assets	0.70	% (5)	0.81%	0.91%	0.80%	1.25%	1.96%
Portfolio Turnover Rate	0	% (6)	21%	0%	13%	31%	17%

	U.S. Government Money Market Portfolio - Class I Shares
	Six Months
	Ended
	February 28,		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	2015		August 31,		August 31,		August 31,		August 31,		August 31,
	(Unaudited)		2014		2013		2012		2011		2010
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.00		0.00	**	—	**	0.00	**	0.00	**	0.00	**
Net realized and unrealized gain (loss)	—		—		—		—		—		—
Total from investment operations	0.00		0.00		—	**	0.00	**	0.00	**	0.00	**
Dividends and Distributions:
Dividends from net investment income	(0.00)		(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **
Distributions from realized gains	—		—		—		—		—		—
Total dividends and distributions	(0.00)		(0.00)		(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **

Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total Return*	0.00%		0.01%		0.01%		0.00%		0.01%		0.01%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$10,504		$11,077		$10,496		$11,619		$15,061		$19,253
Ratio of gross operating expenses to average net assets (3)	0.84	% (5)	0.93%		0.99%		1.08%		0.99%		1.48	% (4)
Ratio of net investment income (loss) to average net assets	0.01	% (5)	0.01%		0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	N/A		N/A		N/A		N/A		N/A		N/A

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	After the application of fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Municipal Bond Portfolio: 1.90% for the six months ended February 28, 2015; 1.89% for the year ended August 31, 2014; 1.89% for the year ended August 31, 2013; 1.90% for the year ended August 31, 2012; 1.60% for the year ended August 31, 2011; 1.90% for the year ended August 31, 2010.

(3)	After the application of fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the U.S. Government Money Market Portfolio: 0.05% for the six months ended February 28, 2015; 0.05% for the year ended August 31, 2014; 0.12% for the year ended August 31, 2013; 0.12% for the year ended August 31, 2012; 0.14% for the year ended August 31, 2011; 0.15% for the year ended August 31, 2010.

(4)	The U.S. Government Money Market Portfolio incurred expenses associated with participation in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds. The ratio of net operating expenses to average daily net assets including these expenses was 0.16% during the year ended August 31, 2010.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.
107

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	James Alpha Global Enhanced Real Return Portfolio - Class I Shares (Consolidated)
	Six Months
	Ended					February 1,
	February 28,		Year Ended	Year Ended	Year Ended	2011 (1) to
	2015		August 31,	August 31,	August 31,	August 31,
	(Unaudited)		2014	2013	2012	2011
Net Asset Value, Beginning of Period	$9.85		$10.21	$10.45	$10.28	$10.00
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	(0.03)		(0.05)	0.08	0.10	0.09
Net realized and unrealized gain (loss)	0.31		(0.19)	(0.12)	0.12	0.19
Total from investment operations	0.28		(0.24)	(0.04)	0.22	0.28
Dividends and Distributions:
Dividends from net investment income	—		(0.07)	(0.14)	(0.05)	—
Distributions from realized gains	—		(0.05)	(0.06)	—	—
Total dividends and distributions	—		(0.12)	(0.20)	(0.05)	—

Redemption Fees	—	**	— **	— **	— **	—	**

Net Asset Value, End of Period	$10.13		$9.85	$10.21	$10.45	$10.28

Total Return*	2.84%		(2.37)%	(0.44)%	2.11%	2.80%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$7,345		$14,381	$15,747	$6,541	$6,105
Ratio of gross operating expenses to average net assets (4)	2.06	% (3)	1.97%	2.06%	2.43%	3.62	% (3)
Ratio of net investment income (loss) to average net assets	(0.65	)% (3)	(0.50)%	0.72%	0.93%	1.58	% (3)
Portfolio Turnover Rate	48	% (7)	260%	579%	373%	105	% (7)

	James Alpha Global Real Estate Investments Portfolio - Class I Shares
	Six Months
	Ended								August 1,
	February 28,		Year Ended		Year Ended		Year Ended		2011 (1) to
	2015		August 31,		August 31,		August 31,		August 31,
	(Unaudited)		2014		2013		2012		2011
Net Asset Value, Beginning of Period	$21.73		$20.65		$21.85		$19.11		$20.72
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	0.32		0.45		0.81		1.35		0.03
Net realized and unrealized gain (loss)	0.50		3.12		0.57	(8)	2.42		(1.64)
Total from investment operations	0.82		3.57		1.38		3.77		(1.61)
Dividends and Distributions:
Dividends from net investment income	(0.22)		(1.11)		(1.22)		(0.25)		—
Distributions from realized gains	(0.95)		(1.38)		(1.36)		(0.78)		—
Total dividends and distributions	(1.17)		(2.49)		(2.58)		(1.03)		—

Redemption Fees	—	**	—	**	—	**	—	**	—	**

Net Asset Value, End of Period	$21.38		$21.73		$20.65		$21.85		$19.11

Total Return*	4.16%		18.58%		6.00%		23.60%		(7.77)%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$202,687		$124,828		$26,362		$1,172		$1
Ratio of gross operating expenses to average net assets	1.73	% (3,5)	1.78	% (5)	1.87	% (5)	2.50	% (6)	4.33	% (3,5)
Ratio of net investment income (loss) to average net assets	4.41	% (3)	2.12%		3.51%		6.42%		4.00	% (3)
Portfolio Turnover Rate	117	% (7)	219%		208%		519%		284	% (7)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	After the application of fees waived or reimbursed by Armored Wolf, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the James Alpha Global Enhanced Real Return Portfolio: 1.25% for the six months ended February 28, 2015; 1.25% for the year ended August 31, 2014; 1.25% for the year ended August 31, 2013; 1.25% for the year ended August 31, 2012 and 1.25% for the period ended August 31, 2011.

(5)	After the application of fees waived or reimbursed by Ascent Investment Advisors, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the James Alpha Global Real Estate Investments Portfolio: 1.49% for the six months ended February 28, 2015; 1.49% for the year ended August 31, 2014; 1.80% for the year ended August 31, 2013 and 2.50% for the period ended August 31, 2011.

(6)	During the year ended August 31, 2012 Ascent Investment Advisors, LLC, recaptured previously waived/reimbursed expenses. The ratio of expenses to average net assets excluding the effect of any recapture was 2.50%.

(7)	Not annualized

(8)	Realized and unrealized gain per share does not correlate to the aggregate of the net realized and unrealized gains on the Statements of Operations for the year ended August 31, 2013, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.
108

FINANCIAL HIGHLIGHTS (For a share outstanding throughout the period)

James Alpha Multi Strategy Alternative Income Portfolio - Class I Shares
September 29,
2014 (1) to
February 28,
2015
(Unaudited)
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net investment (loss) (2)	0.01
Net realized and unrealized gain	0.21
Total from investment operations	0.22
Dividends and Distributions:
Dividends from net investment income	—
Distributions from realized gains	(0.04)
Total dividends and distributions	(0.04)

Redemption Fees	—

Net Asset Value, End of Period	$10.18
Total Return *	2.21%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$15,351
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (3,5)	2.81%
Ratio of net operating expenses (including dividend and interest expense) to average net assets (3,4)	2.56%
Ratio of net investment income (including dividend and interest expense) to average net assets (3)	0.25%
Portfolio Turnover Rate (6)	57%

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	After the application of fees waived or reimbursed by James Alpha Management, LLC, for the period ended February 28, 2015, the ratio of net operating expenses (excluding dividend and interest expense) to average daily net assets would have been 2.50% for the James Alpha Multi Strategy Alternative Income Portfolio.

(5)	Before the application of any fees waived or reimbursed by James Alpha Management, LLC, for the period ended February 28, 2015, the ratio of gross operating expenses (excluding dividend and interest expense) to average daily net assets would have been 2.75% for the James Alpha Multi Strategy Alternative Income Portfolio.

(6)	Not annualized

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.
109

SUPPLEMENTAL INFORMATION (Unaudited)

Shareholders of funds will pay ongoing expenses, such as advisory fees, distribution and services fees (12b-1 fees), and other fund expenses. The following examples are intended to help the shareholder understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges (CDSCs) on redemptions.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from September 1, 2014, through February 28, 2015.

Actual Expenses: The first table provides information about actual account values and actual expenses. The shareholder may use the information in this line, together with the amount invested, to estimate the expenses that would be paid over the period. Simply divide account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid” to estimate the expenses paid on the account during the period.

	Beginning Account	Ending Account	Expense Paid	Expense Ratio
	Value - 9/1/2014	Value - 2/28/2015	9/1/2014 - 2/28/2015*	[Annualized]
Actual Expenses - Table 2:
Large Capitalization Value – Class I	$1,000.00	$1,011.50	$5.65	1.14%
Large Capitalization Value – Class A	1,000.00	1,009.50	7.62	1.54%
Large Capitalization Value – Class C	1,000.00	1,007.60	10.59	2.14%
Large Capitalization Growth – Class I	1,000.00	1,109.40	5.89	1.13%
Large Capitalization Growth – Class A	1,000.00	1,107.30	7.93	1.53%
Large Capitalization Growth – Class C	1,000.00	1,104.30	11.06	2.13%
Mid Capitalization – Class I	1,000.00	1,073.50	7.27	1.42%
Mid Capitalization – Class A	1,000.00	1,071.40	9.31	1.82%
Mid Capitalization – Class C	1,000.00	1,070.60	12.43	2.43%
Small Capitalization – Class I	1,000.00	1,020.80	6.39	1.28%
Small Capitalization – Class A	1,000.00	1,018.40	8.38	1.68%
Small Capitalization – Class C	1,000.00	1,013.90	11.34	2.28%
International Equity – Class I	1,000.00	917.60	11.13	2.35%
International Equity – Class A	1,000.00	915.90	13.02	2.76%
International Equity – Class C	1,000.00	913.10	15.83	3.36%
Health & Biotechnology – Class I	1,000.00	1,129.30	9.57	1.82%
Health & Biotechnology – Class A	1,000.00	1,127.10	11.64	2.22%
Health & Biotechnology – Class C	1,000.00	1,103.30	14.62	2.82%
Technology & Communications – Class I	1,000.00	1,076.00	9.33	1.82%
Technology & Communications – Class A	1,000.00	1,073.70	11.34	2.22%
Technology & Communications – Class C	1,000.00	1,070.60	14.38	2.82%
Energy & Basic Materials – Class I	1,000.00	767.90	12.45	2.86%
Energy & Basic Materials – Class A	1,000.00	766.60	14.16	3.25%
Energy & Basic Materials – Class C	1,000.00	764.20	16.78	3.86%
Financial Services – Class I	1,000.00	1,014.60	14.90	3.00%
Financial Services – Class A	1,000.00	1,014.20	16.89	3.40%
Financial Services – Class C	1,000.00	1,010.50	19.83	4.00%
Investment Quality Bond – Class I	1,000.00	1,002.30	6.29	1.27%
Investment Quality Bond – Class A	1,000.00	1,000.30	8.25	1.67%
Investment Quality Bond – Class C	1,000.00	998.70	11.20	2.27%
Municipal Bond – Class I	1,000.00	1,002.80	9.38	1.90%
Municipal Bond – Class A	1,000.00	1,001.90	11.37	2.30%
Municipal Bond – Class C	1,000.00	999.90	14.30	2.90%
U.S. Government Money Market – Class I	1,000.00	1,000.00	0.24	0.05%
U.S. Government Money Market – Class A	1,000.00	1,000.00	0.26	0.05%
U.S. Government Money Market – Class C	1,000.00	1,000.00	0.24	0.05%
James Alpha Global Enhanced Real Return - Class I	1,000.00	1,028.40	6.25	1.25%
James Alpha Global Enhanced Real Return - Class A	1,000.00	1,027.50	7.50	1.50%
James Alpha Global Enhanced Real Return - Class C	1,000.00	1,022.70	11.19	2.25%
James Alpha Global Real Estate Investments - Class I	1,000.00	1,079.30	7.64	1.49%
James Alpha Global Real Estate Investments - Class A	1,000.00	1,041.60	9.95	1.99%
James Alpha Global Real Estate Investments - Class C	1,000.00	1,035.10	13.40	2.67%
James Alpha Multi Strategy Alternative Income - Class I	1,000.00	1,022.10	10.39	2.50%
James Alpha Multi Strategy Alternative Income - Class A	1,000.00	1,021.10	11.42	2.75%
James Alpha Multi Strategy Alternative Income - Class C	1,000.00	1,019.10	14.52	3.50%
110

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Hypothetical Examples for Comparison Purposes: The second table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. This information may be used to compare the ongoing costs of investing in the fund and other mutual funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

	Beginning Account	Ending Account	Expense Paid	Expense Ratio
Hypothetical	Value - 9/1/2014	Value - 2/28/2015	9/1/2014 - 2/28/2015*	[Annualized]
[5% Return Before Expenses] - Table 2:
Large Capitalization Value – Class I	$1,000.00	$1,019.04	$5.67	1.14%
Large Capitalization Value – Class A	1,000.00	1,017.07	7.65	1.54%
Large Capitalization Value – Class C	1,000.00	1,014.11	10.62	2.14%
Large Capitalization Growth – Class I	1,000.00	1,019.07	5.64	1.13%
Large Capitalization Growth – Class A	1,000.00	1,017.13	7.59	1.53%
Large Capitalization Growth – Class C	1,000.00	1,014.15	10.58	2.13%
Mid Capitalization – Class I	1,000.00	1,017.65	7.07	1.42%
Mid Capitalization – Class A	1,000.00	1,015.67	9.06	1.82%
Mid Capitalization – Class C	1,000.00	1,012.65	12.08	2.43%
Small Capitalization – Class I	1,000.00	1,018.33	6.39	1.28%
Small Capitalization – Class A	1,000.00	1,016.36	8.37	1.68%
Small Capitalization – Class C	1,000.00	1,013.40	11.34	2.28%
International Equity – Class I	1,000.00	1,013.05	11.68	2.35%
International Equity – Class A	1,000.00	1,011.07	13.66	2.76%
International Equity – Class C	1,000.00	1,008.11	16.61	3.36%
Health & Biotechnology – Class I	1,000.00	1,015.67	9.06	1.82%
Health & Biotechnology – Class A	1,000.00	1,013.71	11.02	2.22%
Health & Biotechnology – Class C	1,000.00	1,010.76	13.97	2.82%
Technology & Communications – Class I	1,000.00	1,015.67	9.06	1.82%
Technology & Communications – Class A	1,000.00	1,013.72	11.01	2.22%
Technology & Communications – Class C	1,000.00	1,010.77	13.97	2.82%
Energy & Basic Materials – Class I	1,000.00	1,010.57	14.16	2.86%
Energy & Basic Materials – Class A	1,000.00	1,008.62	16.10	3.25%
Energy & Basic Materials – Class C	1,000.00	1,005.64	19.07	3.86%
Financial Services – Class I	1,000.00	1,009.86	14.87	3.00%
Financial Services – Class A	1,000.00	1,007.89	16.83	3.40%
Financial Services – Class C	1,000.00	1,004.93	19.77	4.00%
Investment Quality Bond – Class I	1,000.00	1,018.58	6.34	1.27%
Investment Quality Bond – Class A	1,000.00	1,016.60	8.31	1.67%
Investment Quality Bond – Class C	1,000.00	1,013.60	11.28	2.27%
Municipal Bond – Class I	1,000.00	1,015.46	9.44	1.90%
Municipal Bond – Class A	1,000.00	1,013.40	11.43	2.30%
Municipal Bond – Class C	1,000.00	1,010.48	14.37	2.90%
U.S. Government Money Market – Class I	1,000.00	1,024.69	0.24	0.05%
U.S. Government Money Market – Class A	1,000.00	1,022.68	0.26	0.45%
U.S. Government Money Market – Class C	1,000.00	1,019.72	0.24	1.05%
James Alpha Global Enhanced Real Return - Class I	1,000.00	1,018.49	6.22	1.25%
James Alpha Global Enhanced Real Return - Class A	1,000.00	1,017.26	7.46	1.50%
James Alpha Global Enhanced Real Return - Class C	1,000.00	1,013.56	11.17	2.25%
James Alpha Global Real Estate Investments - Class I	1,000.00	1,017.31	7.41	1.49%
James Alpha Global Real Estate Investments - Class A	1,000.00	1,014.91	9.82	1.99%
James Alpha Global Real Estate Investments - Class C	1,000.00	1,011.49	13.24	2.67%
James Alpha Multi Strategy Alternative Income - Class I	1,000.00	1,010.27	10.33	2.50%
James Alpha Multi Strategy Alternative Income - Class A	1,000.00	1,009.25	0.00	2.75%
James Alpha Multi Strategy Alternative Income - Class C	1,000.00	1,006.16	14.43	3.50%

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the days in reporting period) except James Alpha Multi Strategy Alternative Income which is multiplied by 150/365 for inception, September 29, 2014, through period end.
111

MANAGEMENT AND ADVISORY AGREEMENT APPROVALS

Board of Trustees (the “Board”) Meeting of April 10 and 11, 2014

Independent legal counsel reviewed with the Independent Trustees their responsibilities in considering approval of (i) the new investment management agreement between James Alpha Management, LLC (the “James Alpha”) and the James Alpha Multi Strategy Alternative Income Portfolio (the “Portfolio”); and (ii) Advisory Agreements between James Alpha and each of Ascent Investment Advisers LLC, Bullseye Asset Management LLC, Cross Ledge Investments LLC, and Yorkville Capital Management LLC (each a “Sub-Adviser and collectively, the “Sub-Advisers”).

The Independent Trustees discussed the information provided by James Alpha and the Sub-Advisers in response to the Independent Trustees 15(c) request, including background information respecting James Alpha and each of the Sub-Advisers and comparative fee data. The Independent Trustees considered the nature, quality, and scope of services to be performed by James Alpha, including selection and ongoing monitoring of the performance of the Sub-Advisers, allocation of assets among the Sub-Advisers, and selection of the investment strategies to be pursued by the Portfolio and determined that James Alpha is well qualified to provide these services. They also concluded that each Sub-Adviser is well qualified to manage the portion of the Portfolio’s assets allocated to it by James Alpha.

The Trustees reviewed the proposed management fee. They considered the complex nature of the strategies and investment approach proposed for the Portfolio. The Independent Trustees also considered comparative fee data which included fees charged by other multi-manager funds and a broader universe of alternative mutual funds. They also noted that James Alpha has agreed to caps the expenses of the Portfolio through at least December 31, 2015 at 2.50%, 2.75%, and 3.50% for Class I, Class A, and Class C respectively and considered the impact of the expense cap on the net fees received by James Alpha. In addition, because the Portfolio has yet to commence operations, the Trustees determined that profitability and economies of scale were at this juncture speculative.

The Trustees concluded, based upon the foregoing and all other factors they deemed relevant that the proposed management fee rate is reasonable. The Trustees also evaluated the reasonableness of the fee split between James Alpha and each of the Sub-Advisers. In this regard they considered the nature and scope of the services to be provided by James Alpha including (i) ongoing monitoring of Portfolio performance; (ii) selection of investment strategies for the Portfolio; (iii) ongoing allocation of assets among the various Sub-Advisers; (iv) research of investment sub-advisers and potential replacement sub-advisers to present to the Trustees for their consideration; and (v) responding to questions from brokers and investment advisers.

112

The Trustees considered the benefits to be obtained by James Alpha and the Sub-Advisers from their relationship with the Trust. They noted, in this regard, each has soft dollar arrangements pursuant to which commissions on Portfolio transactions may be utilized to pay for research services. The Trustees noted that the amount of soft dollars expected to be received was small and that research services obtained by James Alpha and/or the Sub-Advisers may enhance their ability to provide quality services to the Portfolio.

Based on the foregoing, the Independent Trustees determined that approval of the proposed Investment Management Agreement and the Advisory Agreements are in the best interests of the Portfolios.

Board of Trustees (the “Board”) Meeting of October 28, 2014

Independent legal counsel reviewed with the Independent Trustees their responsibilities in considering (a) with respect to the James Alpha MLP Portfolio (the “MLP Portfolio”) (i) approval of an investment management agreement between James Alpha and the MLP Portfolio; and (ii) approval of an Advisory Agreement between James Alpha and Yorkville Capital Management, LLC (“Yorkville”) and (b) with respect to the James Alpha Family Office Portfolio (the “Family Office Portfolio”) approval of an investment management agreement between the Family Office Portfolio and James Alpha.

The Independent Trustees discussed the information provided by James Alpha and Yorkville in response to the Independent Trustees 15(c) request, including background information respecting James Alpha and Yorkville and comparative fee data. The Independent Trustees considered the nature, quality, and scope of services to be performed by James Alpha with respect to the MLP Portfolio and the Family Office Portfolio and by Yorkville with respect to the MLP Portfolio and determined that each is well qualified to provide these services.

The Trustees reviewed the proposed management fees for each Portfolio. They considered the nature of the strategies and investment approach proposed for each Portfolio. The Independent Trustees also considered with respect to each Portfolio, comparative fee data which included fees charged by a peer group selected by James Alpha. They also noted that James Alpha agreed to cap the expenses of each Portfolio for at least one year from the date of commencement of operations of the Portfolios at 2.5%, 2.75%, and 3.5% for Class I, Class A, and Class C respectively and considered the impact of the expense caps on the net fees received by James Alpha. With respect to the Family Office Portfolio, the Independent Trustees also considered the licensing fee James Alpha will be required to pay to the Family Office Exchange.

113

In addition, because the Portfolios have yet to commence operations, the Trustees determined that profitability and economies of scale were at this juncture speculative.

The Trustees concluded, based upon the foregoing and all other factors they deemed relevant that the proposed management fee rate for each Portfolio is reasonable. The Trustees also evaluated the reasonableness of the fee split between James Alpha and Yorkville (in the case of the MLP Portfolio). In this regard they considered the nature and scope of the services to be provided by James Alpha including (i) ongoing monitoring of Portfolio performance; (ii) research of potential replacement advisers to present to the Trustees for their consideration; and (iii) responding to questions from brokers and investment advisers.

The Trustees considered the benefits to be obtained by James Alpha and Yorkville from their relationship with the Trust. They noted, in this regard, each has soft dollar arrangements pursuant to which commissions on Portfolio transactions may be utilized to pay for research services. The Trustees noted that the amount of soft dollars expected to be received was small and that research services obtained by James Alpha and/or Yorkville may enhance their ability to provide quality services to the Portfolio.

Based on the foregoing, the Independent Trustees determined that approval of the proposed Management Agreements with James Alpha and proposed advisory agreement with Yorkville were in the best interests of the Portfolios.

Board of Trustees (the “Board”) Meeting of February 5, 2015

Independent legal counsel reviewed with the Independent Trustees their responsibilities in considering with respect to each of the James Alpha Hedged Equity S&P Portfolio and the James Alpha Hedged Equity Emerging Markets Portfolio (subsequently renamed the James Alpha Managed Risk Domestic Equity Portfolio and James Alpha Managed Risk Emerging Markets Equity Portfolio, respectively) (i) approval of an investment management agreement between James Alpha and the applicable Portfolio; and (ii) approval of Advisory Agreements between James Alpha and EAB Investment Group, LLC (“EAB”) for each Portfolio.

The Independent Trustees discussed the information provided by James Alpha and EAB in response to the Independent Trustees 15(c) request, including background information respecting James Alpha and EAB and comparative fee data. The Independent Trustees considered the nature, quality, and scope of services to be performed by James Alpha and EAB respectively, with respect to each Portfolio and determined that each is well qualified to provide these services.

The Trustees reviewed the proposed management fees for each Portfolio. They considered the nature of the strategies and investment approach proposed for each Portfolio. The Independent Trustees also considered with respect to

114

each Portfolio, comparative fee data which included fees charged by a peer group selected by James Alpha and a broader universe of funds. They also noted that James Alpha agreed to cap the expenses of each Portfolio for at least one year from the date of commencement of operations of the Portfolios at 1.99%, 2.45%, and 3.20% for Class I, Class A, and Class C respectively and considered the impact of the expense cap in the net fees received by James Alpha. In addition, because the Portfolios have yet to commence operation, the Trustees determined that profitability and economies of scale were at this juncture speculative.

The Trustees concluded, based upon the foregoing and all other factors they deemed relevant that the proposed management fee rate for each Portfolio is reasonable. The Trustees also evaluated the reasonableness of the fee split between James Alpha and EAB with respect to each Portfolio. In this regard they considered the nature and scope of the services to be provided by James Alpha including (i) ongoing monitoring of Portfolio performance; (ii) research of potential replacement advisers to present to the Trustees for their consideration; and (iii) responding to questions from brokers and investment advisers.

The Trustees considered the benefits to be obtained by James Alpha and EAB from their relationship with the Trust. They noted, in this regard, each has soft dollar arrangements pursuant to which commissions on Portfolio transactions may be utilized to pay for research services. The Trustees noted that the amount of soft dollars expected to be received was small and that research services obtained by James Alpha and/or EAB may enhance their ability to provide quality services to the Portfolio.

Based on the foregoing, the Independent Trustees determined with respect to each Portfolio that approval of the proposed Management Agreement with James Alpha and proposed advisory agreements with EAB are in the best interests of each Portfolio.

The Independent Trustees next considered the proposal to engage Kellner Capital (“Kellner”) as sub-adviser to the James Alpha Multi Strategy Alternative Income Portfolio (the “Multi Strategy Portfolio”). The Independent Trustees discussed the information provided by James Alpha and Kellner in response to the Independent Trustees 15(c) request, including background information respecting Kellner. The Independent Trustees considered the nature, quality, and scope of services to be performed by Kellner, and the investment strategy to be pursued by the portion of the Portfolio’s assets allocated to it by James Alpha.

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The Trustees considered the proposed sub-advisory fee in light of the complex nature of the strategy and investment approach proposed for the Portfolio’s new strategy. The Trustees also evaluated the reasonableness of the fee split between James Alpha and Kellner. In this regard they considered the nature and scope of the services to be provided by James Alpha including (i) ongoing monitoring of Portfolio performance; (ii) selection of investment strategies for the Portfolio; (iii) ongoing allocation of assets among the various sub-advisers; (iv) research of investment advisers and potential replacement of sub-advisers to present to the Trustees for their consideration; and (v) responding to questions from brokers and investment advisers. The Trustees concluded, based upon the foregoing and all other factors they deemed relevant that the proposed sub-advisory fee rate is reasonable. Based on the foregoing, the Independent Trustees determined that approval of the proposed Advisory Agreement with Kellner was in the best interests of the Multi Strategy Portfolio and its shareholders.

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Rev July 2011

FACTS	WHAT DOES THE SARATOGA ADVANTAGE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number and wire transfer instructions

● account transactions and transaction history

● investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Saratoga Advantage Trust (“The Trust”) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do The Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-807-FUND
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Who we are
Who is providing this notice?	The Saratoga Advantage Trust
What we do
How does The Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.

How does The Trust collect my personal information?

We collect your personal information, for example, when you

●    open an account or deposit money

●    direct us to buy securities or direct us to sell your securities

●    seek information about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for non-affiliates to market to you

●    State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Our affiliates include financial companies such as Saratoga Capital Management.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Trust does not share your personal information with nonaffiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Trust does not jointly market.
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How to Obtain Proxy Voting Information

Information regarding how the Portfolios voted proxies relating to portfolio securities during the year ended June 30, 2014 as well as a description of the policies and procedures that the Portfolios use to determine how to vote proxies is available without charge, upon request, by calling 1-888-672-4839 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-672-4839.